                                                                    OMB APPROVAL
                                                           OMB Number: 3235-0570
                                                          Expires: Nov. 30, 2005
                                Estimated average burden hours per response: 5.0


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02224

                       MML Series Investment Fund
          ---------------------------------------------------------------
                   (Exact name of registrant as specified in charter)

                   1295 State Street, Springfield, MA               01111
          ---------------------------------------------------------------
                   (Address of principal executive offices)      (Zip code)

                   Frederick C. Castellani
                   1295 State Street, Springfield, MA 01111
          ---------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: 413-788-8411

Date of fiscal year end: 12/31/2003

Date of reporting period: 1/1/03 - 06/30/03

ITEM 1 REPORTS TO STOCKHOLDERS.

        (Semi-Annual Report for the period 1/1/03 through 6/30/03 is filed herewith)

MML SERIES INVESTMENT FUND

SEMI-ANNUAL REPORT
FOR THE PERIOD ENDED
JUNE 30, 2003


[GRAPHIC]


MML INFLATION-PROTECTED BOND FUND
MML LARGE CAP VALUE FUND
MML EQUITY INDEX FUND
MML ENHANCED INDEX CORE EQUITY FUND
MML GROWTH EQUITY FUND
MML OTC 100 FUND
MML SMALL CAP EQUITY FUND
MML SMALL COMPANY OPPORTUNITIES FUND
MML SMALL CAP GROWTH EQUITY FUND
MML EMERGING GROWTH FUND


INVEST
INSURE
RETIRE


[MASS MUTUAL FINANCIAL GROUP(SM) LOGO]


YOU CAN'T PREDICT. YOU CAN PREPARE.(R)

TABLE OF CONTENTS

TO OUR SHAREHOLDERS                                                            i

MML INFLATION-PROTECTED BOND FUND
    Portfolio Manager Report                                                   1
    Portfolio of Investments                                                   3
    Financial Statements                                                       4

MML LARGE CAP VALUE FUND
    Portfolio Manager Report                                                   8
    Portfolio of Investments                                                  10
    Financial Statements                                                      12

MML EQUITY INDEX FUND
    Portfolio Manager Report                                                  16
    Portfolio of Investments                                                  18
    Financial Statements                                                      23

MML ENHANCED INDEX CORE EQUITY FUND
    Portfolio Manager Report                                                  28
    Portfolio of Investments                                                  30
    Financial Statements                                                      35

MML GROWTH EQUITY FUND
    Portfolio Manager Report                                                  39
    Portfolio of Investments                                                  41
    Financial Statements                                                      43

MML OTC 100 FUND
    Portfolio Manager Report                                                  47
    Portfolio of Investments                                                  49
    Financial Statements                                                      51

MML SMALL CAP EQUITY FUND
    Portfolio Manager Report                                                  55
    Portfolio of Investments                                                  57
    Financial Statements                                                      59

MML SMALL COMPANY OPPORTUNITIES FUND
    Portfolio Manager Report                                                  63
    Portfolio of Investments                                                  65
    Financial Statements                                                      67

MML SMALL CAP GROWTH EQUITY FUND
    Portfolio Manager Report                                                  71
    Portfolio of Investments                                                  73
    Financial Statements                                                      76

MML EMERGING GROWTH FUND
    Portfolio Manager Report                                                  80
    Portfolio of Investments                                                  82
    Financial Statements                                                      85

NOTES TO FINANCIAL STATEMENTS                                                 89

MML SERIES INVESTMENT FUND - LETTER TO SHAREHOLDERS

                                                                   June 30, 2003

TO OUR SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]

FREDERICK C. CASTELLANI
"IT'S TIME IN THE MARKET AND NOT MARKET TIMING THAT HISTORICALLY HAS BEEN THE MOST SUCCESSFUL WAY FOR INVESTORS TO ACHIEVE THEIR LONG-TERM INVESTMENT GOALS."

IS THE BULL HERE TO STAY?

For the first time in nearly three years, investors may be PLEASANTLY surprised when they open their statements, as the second quarter's strong double-digit returns translated into larger account balances for most investors. Overall, investors have cheered this turnaround as a signal that there truly could be a light at the end of the proverbial tunnel.

During the second quarter, the widely anticipated U.S.-led victory in the relatively short-lived war in Iraq removed a significant amount of uncertainty from the geopolitical landscape, helping markets rebound with impressive gains in April, May and June. This contrasted sharply with the investment landscape of the first quarter, when the run-up to war and the uncertainty of its results added fuel to the already volatile capital markets. This environment affected the behavior of both consumers and businesses, which curtailed their expenditures until an indication of the outcome of the war became more evident.

STOCKS STAGE A STUNNING TURNAROUND

Whereas during the first quarter the market turned in mixed results, with equities primarily in negative territory, the broad rally during the second quarter was kind to all stock indexes. The market leaders during this time frame were technology stocks, smaller-capitalization stocks and international stocks. Also during the second quarter, value-oriented funds outperformed growth funds. The widely watched S&P 500(R), an index of U.S. blue chip names, achieved its best quarterly gain since the fourth quarter of 1998 (advancing 15.39% for the second quarter), and finished in double-digit territory for the first half of 2003, with an 11.75% return. The NASDAQ, one proxy for technology stocks, gained 21% in the second quarter. During this period, small cap stocks of the Russell 2000 Index posted an impressive 23.42% gain. International stocks made a strong comeback from an 8.2% loss in the first quarter to return 19.27% for the second quarter.

THE BOND MARKET ALSO ADVANCED

Although the most stunning advances during the second quarter were most clearly seen in the stock market, investors in the bond market also saw gains. The Lehman Brothers Aggregate Bond Index, which tracks the activity of taxable securities across the government, mortgage-backed and corporate sectors, returned 2.5% for the three months ended June 30, 2003, following a first quarter gain of 1.4%.

BUT CAN IT LAST?

Clearly, the conclusion to the war in Iraq, the President's economic stimulus package, a quarter-point rate cut by the Federal Reserve (Fed) and the weakening dollar all contributed to the stock market's second-quarter rally. But while the second quarter proved to be one of significant turnaround, there continues to be conflicting evidence as to the sustainability of this rally.

New legislation will reduce taxes for millions of U.S. citizens and the Fed's quarter of one percent reduction in the federal funds rate (a key indicator of short-term interest rates) will increase liquidity in the financial markets. However, the success of the Bush administration and Federal Reserve policies remains to be seen. Gross Domestic Product (GDP)--a broad measure of U.S. economic growth--increased by 1.4% in both the fourth quarter of 2002 and in the first quarter of 2003, short of the 3% level that is largely thought to be the minimum required to support a sustainable recovery.

Other contradictory signals also remain. In today's low interest rate environment, borrowing costs are the lowest they have been in 45 years. This continues to fuel consumer spending, which is largely evident by the continued strength and growth in the U.S. housing market. Alternatively, however, low interest rates and low inflation, coupled with Fed warnings concerning disinflation and deflation, signal a lack of growth in the economy, as inflation is often accompanied by periods of strong economic growth.

Also adding to the confusion is the corporate environment, where earnings per share growth during the second quarter continued the upward trend that began in the first quarter of this year, despite the fact that corporate profits have yet to rebound significantly. As a result, corporations continued to exercise caution in their hiring and capital expenditure plans in the second quarter, signaling that over-capacity is still a concern. (Increased corporate spending is a necessary ingredient for a sustainable, long-term economic recovery.)

LOOKING AHEAD

The economy is clearly sending investors mixed signals. While strong performance across the board in the second quarter indicates some success with the forces at play to stimulate the U.S. economy, the outlook for a sustainable economic recovery remains somewhat unclear.

One thing remains certain, however: The mixed economic data highlighted here underscores the importance for long-term investors to maintain a diversified mix across investment styles and asset classes. Equally important are the benefits of regularly reviewing your long-term retirement goals to ensure your portfolio is properly aligned to help you achieve your financial objectives. In the final analysis, remember that it's time in the market and not market timing that historically has been the most successful way for investors to achieve their long-term investment goals.


/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT
MML SERIES INVESTMENT FUND

MML INFLATION-PROTECTED BOND FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML INFLATION-PROTECTED BOND FUND?

The objectives and policies of the Fund are to:
- achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital
- normally invest at least 80% of its assets in Treasury Inflation-Protected Securities ("TIPS") of varying maturities guaranteed as to timely payment of principal and interest by the full faith and credit of the U.S. government
- invest up to 20% of the Fund's assets in non-inflation-indexed U.S. securities or non-U.S. securities
- normally hedge foreign currency exposure to reduce the risk of loss due to currency fluctuations
- maintain a dollar-weighted average maturity and duration within 10% of the dollar-weighted average maturity and duration of the Lehman U.S. Treasury Inflation Note Index

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's shares returned 5.70%, versus a 6.34% return for the Lehman U.S. Treasury Inflation Note Index.

HOW DO TIPS PROTECT AGAINST INFLATION?

Like many other fixed-income securities, TIPS pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate--as measured by the Consumer Price Index--results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

WHAT WAS THE ENVIRONMENT FOR TIPS IN THE FIRST HALF OF 2003 - AND HOW DID YOU RESPOND?

Inflation increased during the first quarter. The energy sector experienced the largest inflationary increases, due to concerns over the war in Iraq. With the regime in Baghdad defeated, we should see this trend reversed, as oil prices continue to drop. We have already seen a fall from $40 a barrel to $28 on the back of recent war successes. Outside of the energy sector, price increases remained benign.

Large deposits and redemptions affected performance over the quarter, forcing some inopportune trading--and causing us to hold a higher cash level than we would have preferred.

As the first quarter concluded, we continued to maintain holdings very similar to those in the benchmark, and we maintained coupon rates and maturities in line with the Index. The only difference in our holdings was the cash level in the portfolio.

The second quarter of 2003 was mixed for TIPS, with the benchmark posting strong performance for May, but declines in both April and June. For the quarter, the Fund posted a return of 3.28%, versus the Lehman TIPS Index return of 3.41%. Year to date, however, the asset class is outperforming regular U.S. Treasuries, with the Fund advancing 5.70%, versus Treasuries' return of 3.75%. With the disappointing TIPS performance in June (-1.03%), the asset class is currently looking attractive. We continued to maintain holdings and weightings close to those of the benchmark as of June 30.

WHAT IS YOUR OUTLOOK?

The strong demand for TIPS that we saw in 2002 moderated somewhat in the first quarter of 2003. We suspect that the level of demand will continue to normalize in 2003 compared to 2002's elevated levels. Hence, we may see some reversal of the "frothy" returns generated last year.

The Treasury will be issuing another $11 billion in TIPS 10-year paper in July. Given the current budget deficits and the cost of the Iraqi war, we expect more issuance to come.

Inflation-protected bonds continue to be a good diversifier relative to other fixed-income securities and equity securities.

[CHART]

                       DURATION DIVERSIFICATION (6/30/03)
                             MML INFLATION-PROTECTED
                                    BOND FUND
                          Average Duration = 4.33 years

-LESS THAN- 1 year            8.5%
1-3 years                    37.7%
3-5 years                    23.0%
5-10 years                   30.8%

[CHART]

                           QUALITY STRUCTURE (6/30/03)
                             MML INFLATION-PROTECTED
                                    BOND FUND

U.S. Governments Cash Equivalents  Aaa/AAA           100%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Inflation-Protected Bond Fund and the U.S. Treasury Inflation Note Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                            SINCE INCEPTION
                          YEAR TO DATE       AVERAGE ANNUAL
                        1/1/03 - 6/30/03   8/30/02 - 6/30/03
MML Inflation-
Protected Bond Fund              5.70%               9.05%
------------------------------------------------------------
Lehman U.S. Treasury
Inflation Note Index             6.34%               9.60%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            MML INFLATION-PROTECTED BOND FUND    LEHMAN U.S. TREASURY INFLATION NOTE INDEX
8/30/02                              $ 10,000                                     $ 10,000
12/02                                $ 10,317                                     $ 10,306
6/03                                 $ 10,905                                     $ 10,960

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN U.S. TREASURY INFLATION
NOTE INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML INFLATION-PROTECTED BOND FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                          PRINCIPAL           MARKET
                                                           AMOUNT              VALUE
                                                       --------------     --------------
BONDS & NOTES -- 94.7%

U.S. TREASURY OBLIGATIONS

U.S. TREASURY BONDS -- 57.0%
U.S. Treasury
  Inflation Index
  3.000% 07/15/2012                                    $    2,065,086     $    2,275,467
U.S. Treasury
  Inflation Index
  3.375% 04/15/2032                                           414,228            500,698
U.S. Treasury
  Inflation Index
  3.625% 04/15/2028                                         1,789,940          2,178,973
U.S. Treasury
  Inflation Index
  3.875% 01/15/2009                                         1,513,094          1,732,492
U.S. Treasury
  Inflation Index
  3.875% 04/15/2029                                         1,939,956          2,470,716
                                                                          --------------

TOTAL U.S. TREASURY BONDS                                                      9,158,346
                                                                          --------------

U.S. TREASURY NOTES -- 37.7%
U.S. Treasury
  Inflation Index
  3.375% 01/15/2007                                         1,548,840          1,700,578
U.S. Treasury
  Inflation Index
  3.375% 01/15/2012                                           465,836            527,268
U.S. Treasury
  Inflation Index
  3.500% 01/15/2011                                           897,702          1,019,172
U.S. Treasury
  Inflation Index
  3.625% 01/15/2008                                         1,479,114          1,659,150
U.S. Treasury
  Inflation Index
  4.250% 01/15/2010                                           983,277          1,156,272
                                                                          --------------

TOTAL U.S. TREASURY NOTES                                                      6,062,440
                                                                          --------------

TOTAL BONDS & NOTES
(COST $14,512,563)                                                            15,220,786
                                                                          --------------

SHORT-TERM INVESTMENTS -- 4.3%

REPURCHASE AGREEMENT
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/30/2003, 0.75%,
  due 07/01/2003(a)                                    $      696,420     $      696,420
                                                                          --------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                              696,420
                                                                          --------------

TOTAL INVESTMENTS -- 99.0%
(COST $15,208,983)*                                                           15,917,206

OTHER ASSETS/
(LIABILITIES) -- 1.0%                                                            156,943
                                                                          --------------

NET ASSETS -- 100.0%                                                      $   16,074,149
                                                                          ==============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $696,434. Collateralized by U.S. Government Agency obligation with a rate of 5.7150%, maturity date of 09/01/2031, and an aggregate market value, including accrued interest, of $731,241.

    The accompanying notes are an integral part of the financial statements.

MML INFLATION-PROTECTED BOND FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                  JUNE 30, 2003
                                                                   (UNAUDITED)
                                                                  -------------
ASSETS:
        Investments, at value (cost $14,512,563) (NOTE 2)         $  15,220,786
        Short-term investments, at amortized cost (NOTE 2)              696,420
                                                                  -------------
            Total Investments                                        15,917,206
        Receivables from:
            Investment adviser (NOTE 3)                                   1,595
            Interest                                                    175,746
                                                                  -------------
                 Total assets                                        16,094,547
                                                                  -------------
LIABILITIES:
        Payables for:
            Directors' fees and expenses (NOTE 3)                           352
            Affiliates (NOTE 3):
                 Investment management fees                               7,558
        Accrued expense and other liabilities                            12,488
                                                                  -------------
                 Total liabilities                                       20,398
                                                                  -------------
        NET ASSETS                                                $  16,074,149
                                                                  =============
NET ASSETS CONSIST OF:
        Paid-in capital                                           $  15,277,967
        Undistributed net investment income                              75,019
        Accumulated net realized gain on investments                     12,940
        Net unrealized appreciation on investments                      708,223
                                                                  -------------
                                                                  $  16,074,149
                                                                  =============

SHARES OUTSTANDING:                                                   1,494,942
                                                                  =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:   $       10.75
                                                                  =============

    The accompanying notes are an integral part of the financial statements.

MML INFLATION-PROTECTED BOND FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2003
                                                                                 (UNAUDITED)
                                                                              ----------------
INVESTMENT INCOME (NOTE 2):
        Interest                                                              $        185,248
                                                                              ----------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                             36,121
        Audit and legal fees                                                             9,469
        Trustee reporting                                                                4,356
        Custody fees                                                                       542
        Directors' fees (NOTE 3)                                                           326
        Shareholder reporting fees                                                         175
                                                                              ----------------
                 Total expenses                                                         50,989
        Expenses waived (NOTE 3)                                                        (8,246)
                                                                              ----------------
                 Net expenses                                                           42,743
                                                                              ----------------
                 NET INVESTMENT INCOME                                                 142,505
                                                                              ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on investment transactions                                    12,940
        Net change in unrealized appreciation (depreciation) on investments            469,163
                                                                              ----------------
                 NET REALIZED AND UNREALIZED GAIN                                      482,103
                                                                              ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $        624,608
                                                                              ================

    The accompanying notes are an integral part of the financial statements.

MML INFLATION-PROTECTED BOND FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2003        PERIOD ENDED
                                                                                 (UNAUDITED)      DECEMBER 31, 2002*
                                                                              ----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
        Net investment income                                                 $        142,505    $           86,882
        Net realized gain on investment transactions                                    12,940                     -
        Net change in unrealized appreciation (depreciation) on investments            469,163               239,060
                                                                              ----------------    ------------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       624,608               325,942
                                                                              ----------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                     (67,335)              (87,058)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                 4,727,201            10,550,791
                                                                              ----------------    ------------------
        TOTAL INCREASE IN NET ASSETS                                                 5,284,474            10,789,675
NET ASSETS:
        Beginning of period                                                         10,789,675                     -
                                                                              ----------------    ------------------
        End of period (including undistributed net investment income of
           $75,019 and distributions in excess of net investment income
           of $151, respectively)                                             $     16,074,149    $       10,789,675
                                                                              ================    ==================

* FOR THE PERIOD FROM AUGUST 30, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MML INFLATION-PROTECTED BOND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              SIX MONTHS ENDED
                                                                                   6/30/03           PERIOD ENDED
                                                                                 (UNAUDITED)           12/31/02+
                                                                              ----------------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $          10.23    $            10.00
                                                                              ----------------    ------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                                   0.12***               0.09
  Net realized and unrealized gain on investments                                         0.46                  0.23
                                                                              ----------------    ------------------
       Total income from investment operations                                            0.58                  0.32
                                                                              ----------------    ------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                             (0.06)                (0.09)
                                                                              ----------------    ------------------
NET ASSET VALUE, END OF PERIOD                                                $          10.75    $            10.23
                                                                              ================    ==================
TOTAL RETURN@                                                                             5.70%**               3.17%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                           $         16,074    $           10,790
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                                0.85%*                1.57%*
     After expense waiver#                                                                0.71%*                0.71%*
  Net investment income to average daily net assets                                       2.37%*                2.54%*
  Portfolio turnover rate                                                                    3%**                  0%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM AUGUST 30, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANICAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD AUGUST 30, 2002 THROUGH DECEMBER 31, 2002 AND FOR THE SIX MONTHS ENDED JUNE 30, 2003.

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML LARGE CAP VALUE
FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalizations over $5.0 billion)
-    utilize a value-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which:
     - are of high investment quality or possess a unique product, market position or operating characteristics
     -  offer above-average levels of profitability or superior growth potential
     -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's shares returned 11.43%, in line with the 11.75% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE - AND HOW DID YOU RESPOND?

During the first quarter, although overall portfolio performance was negative, a number of our holdings performed well. Among our financial holdings, Progressive Corp. and Moody's were top performers.

Detractors from performance in the first quarter included American International Group (AIG) and Tyco. AIG's shares declined on the company's announcement of a $1.8 billion increase in reserves related to excess casualty and Directors and Officers ("D&O") liability insurance. This marked the first time that AIG had ever taken an extraordinary reserve adjustment, attesting to management's strong underwriting abilities. We took advantage of the share price drop to add to our position in this high quality franchise. Tyco's shares also declined, following an announcement that the company had found additional accounting irregularities attributable to its previous management. This development appears to reflect more on former management than on current leadership, but we continue to monitor developments at the company closely.

In the second quarter, with respect to contribution by sector, the portfolio's holdings in the financial, consumer staples and industrial sectors were the top contributors to performance. While most positions contributed during the period, which was kind to stocks of all market capitalizations, the relatively weaker performers were from stocks in the information technology and energy sectors.

From the perspective of specific holdings, American Express was the largest and best-performing financial holding in the second quarter. The top-performing consumer staples holding was Altria Group, which returned 54% after declining in the first quarter. We believe that Altria's dominant consumer brands (through the company's 84% ownership of Kraft), strong growth in overseas markets, very modest valuation and high dividend yield currently make it a compelling investment. Our largest and best-performing industrial holdings at the end of the quarter were Tyco International and United Parcel Service (UPS). Tyco's shares advanced 48% as the company overcame its first quarter announcement of historical accounting discoveries with better operating results. At its current valuation, we believe Tyco still represents a favorable risk-reward proposition. One of the best-managed companies in our portfolio, UPS commands a 60% market share of the U.S. ground delivery business and generates a very high return on capital for any business. Despite our deep admiration for UPS, we have pared some of our position over the last nine months on account of valuation.

WHAT IS YOUR OUTLOOK?

We anticipate that the U.S. stock market will remain in a trading range for a number of years and believe that stock selection will be the key to generating above-average performance.

                            MML LARGE CAP VALUE FUND
                        LARGEST STOCK HOLDINGS (6/30/03)

          American Express Co.
          Altria Group, Inc.
          American International Group, Inc.
          Citigroup, Inc.
          Berkshire Hathaway, Inc. Cl. A
          Wells Fargo & Co.
          Sealed Air Corp.
          Costco Wholesale Corp.
          Tyco International Limited
          Bank One Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                           SINCE
                                         INCEPTION
                   YEAR                   AVERAGE
                 TO DATE      ONE YEAR     ANNUAL
                 1/1/03 -     7/1/02 -    5/1/00 -
                 6/30/03      6/30/03     6/30/03
MML Large Cap
Value Fund        11.43%       3.68%       -6.05
--------------------------------------------------
S&P 500 Index     11.75%       0.25%      -10.53%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            MML LARGE CAP VALUE FUND     S&P 500 INDEX
5/1/2000                    $ 10,000         $  10,000
6/00                        $  9,720         $  10,037
6/01                        $  9,212         $   8,549
6/02                        $  7,915         $   7,012
6/03                        $  8,206         $   7,030

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML LARGE CAP VALUE FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                            NUMBER OF         MARKET
                                                             SHARES            VALUE
                                                            ---------     --------------
EQUITIES -- 93.1%

ADVERTISING --  0.4%
WPP Group PLC
  Sponsored ADR                                                 4,200     $      168,294
                                                                          --------------

BANKING, SAVINGS & LOANS -- 19.6%
Bank One Corp.                                                 40,300          1,498,354
Citigroup, Inc.                                                42,800          1,831,840
Golden West Financial Corp.                                    16,800          1,344,168
HSBC Holdings PLC                                             126,260          1,491,789
Lloyds TSB Group PLC
  Sponsored ADR                                                14,800            429,348
Providian Financial Corp.*                                      8,000             74,080
State Street Corp.                                              3,100            122,140
Wells Fargo & Co.                                              33,600          1,693,440
                                                                          --------------
                                                                               8,485,159
                                                                          --------------

BEVERAGES -- 1.6%
Diageo PLC Sponsored ADR                                       16,000            700,160
                                                                          --------------

BROADCASTING, PUBLISHING & PRINTING -- 0.8%
Gannett Co., Inc.                                               4,800            368,688
                                                                          --------------

BUILDING MATERIALS & CONSTRUCTION -- 1.4%
Martin Marietta
  Materials, Inc.                                               8,600            289,046
Vulcan Materials Co.                                            8,500            315,095
                                                                          --------------
                                                                                 604,141
                                                                          --------------

COMMERCIAL SERVICES -- 2.3%
Dun & Bradstreet Corp.*                                        11,450            470,595
Moody's Corp.                                                  10,300            542,913
                                                                          --------------
                                                                               1,013,508
                                                                          --------------

COMPUTERS & INFORMATION -- 2.1%
Lexmark
  International, Inc.*                                         12,900            912,933
                                                                          --------------

CONTAINERS -- 3.8%
Sealed Air Corp.*                                              34,400          1,639,504
                                                                          --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 0.5%
Agere Systems, Inc. Cl. A*                                     88,000            205,040
                                                                          --------------

ENERGY -- 5.6%
ConocoPhillips                                                 18,930          1,037,364
Devon Energy Corp.                                             17,100            913,140
EOG Resources, Inc.                                            11,900            497,896
                                                                          --------------
                                                                               2,448,400
                                                                          --------------

FINANCIAL SERVICES -- 15.4%
American Express Co.                                           80,300     $    3,357,343
AvalonBay Communities, Inc.                                       700             29,848
Berkshire Hathaway,
  Inc. Cl. A*                                                      24          1,740,000
Centerpoint Properties Corp.                                   13,200            808,500
Janus Capital Group, Inc.                                       8,400            137,760
Morgan Stanley                                                 13,900            594,225
                                                                          --------------
                                                                               6,667,676
                                                                          --------------

FOODS -- 2.5%
Hershey Foods Corp.                                             5,900            410,994
Kraft Foods, Inc. Cl. A                                         9,500            309,225
Safeway, Inc.*                                                 18,900            386,694
                                                                          --------------
                                                                               1,106,913
                                                                          --------------

INDUSTRIAL - DIVERSIFIED -- 3.5%
Tyco International Limited                                     79,243          1,504,032
                                                                          --------------

INSURANCE -- 14.8%
American International
  Group, Inc.                                                  43,150          2,381,017
Aon Corp.                                                      19,300            464,744
Chubb Corp.                                                     3,000            180,000
Loews Corp.                                                    17,500            827,575
Markel Corp.*                                                     200             51,200
Principal Financial
  Group, Inc.                                                   6,200            199,950
Progressive Corp.                                              19,200          1,403,520
Sun Life Financial
  Services of Canada, Inc.                                      4,100             85,157
Transatlantic Holdings, Inc.                                   10,500            726,075
Travelers Property
  Casualty Corp. Cl. A                                          1,762             28,016
Travelers Property
  Casualty Corp. Cl. B                                          3,621             57,103
                                                                          --------------
                                                                               6,404,357
                                                                          --------------

LODGING -- 0.9%
Marriott International,
  Inc. Cl. A                                                    9,900            380,358
                                                                          --------------

MACHINERY & COMPONENTS -- 1.0%
Dover Corp.                                                    14,900            446,404
                                                                          --------------

MANUFACTURING -- 0.4%
Applied Materials, Inc.*                                        9,800            155,428
                                                                          --------------

PHARMACEUTICALS -- 3.6%
Eli Lilly & Co.                                                11,800            813,846
Merck & Co., Inc.                                               4,300            260,365
Pfizer, Inc.                                                   14,540            496,541
                                                                          --------------
                                                                               1,570,752
                                                                          --------------

PREPACKAGED SOFTWARE -- 1.5%
BMC Software, Inc.*                                            12,400     $      202,492
Microsoft Corp.                                                17,200            440,492
                                                                          --------------
                                                                                 642,984
                                                                          --------------

RETAIL -- 4.4%
Costco Wholesale Corp.*                                        43,700          1,599,420
RadioShack Corp.                                               12,600            331,506
                                                                          --------------
                                                                               1,930,926
                                                                          --------------

TOBACCO -- 6.0%
Altria Group, Inc.                                             57,100          2,594,624
                                                                          --------------

TRANSPORTATION -- 1.0%
United Parcel Service,
  Inc. Cl. B                                                    7,200            458,640
                                                                          --------------

TOTAL EQUITIES
(COST $40,900,812)                                                            40,408,921
                                                                          --------------

                                                           PRINCIPAL
                                                            AMOUNT
                                                          -----------
SHORT-TERM INVESTMENTS -- 11.2%

CASH EQUIVALENTS -- 4.4%**
Bank of Montreal
  Eurodollar Time Deposit
  1.080% 07/02/2003                                       $    40,062             40,062
Bank of Montreal
  Eurodollar Time Deposit
  1.150% 07/09/2003                                            31,418             31,418
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.530% 09/09/2003                                           200,312            200,312
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.500% 05/18/2004                                           200,312            200,312
Den Danske Bank
  Eurodollar Time Deposit
  1.040% 07/28/2003                                            40,062             40,062
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                           121,466            121,466
Goldman Sachs
  Group, Inc.
  Medium Term Note
  1.130% 09/17/2003                                            20,031             20,031
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2003                                           156,244            156,244

    The accompanying notes are an integral part of the financial statements.

                                                           PRINCIPAL          MARKET
                                                             AMOUNT            VALUE
                                                          -----------     --------------
Merrill Lynch & Co.
  Medium Term Note
  1.615% 11/26/2003                                       $    30,047     $       30,047
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                  87,051             87,051
Merrimac Money
  Market Fund                                                 327,511            327,511
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.350% 11/03/2003                                           100,157            100,157
Morgan Stanley Dean
  Witter & Co.
  1.455% 01/29/2004                                            80,125             80,125
National Bank of Commerce
  1.073% 11/19/2003                                            50,078             50,078
Royal Bank of Canada
  Eurodollar Time Deposit
  1.031% 07/07/2003                                           180,281            180,281
Royal Bank of Canada
  Eurodollar Time Deposit
  1.300% 07/01/2003                                           120,187            120,187
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/28/2003                                           100,156            100,156
                                                                          --------------
                                                                               1,885,500
                                                                          --------------

REPURCHASE AGREEMENT -- 6.8%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2003, 0.75%,
  due 07/01/2003(a)                                         2,956,398          2,956,398
                                                                          --------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                            4,841,898
                                                                          --------------

TOTAL INVESTMENTS -- 104.3%
(COST $45,742,710)***                                                         45,250,819

OTHER ASSETS/
(LIABILITIES) -- (4.3%)                                                       (1,873,942)
                                                                          --------------

NET ASSETS -- 100.0%                                                      $   43,376,877
                                                                          ==============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR  - American Depository Receipt.
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $2,956,460. Collateralized by U.S. Government Agency obligation with a rate of 6.559%, maturity date of 02/01/2030, and an aggregate market value, including accrued interest, of $3,104,218.

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                  JUNE 30, 2003
                                                                                                   (UNAUDITED)
                                                                                                  -------------
ASSETS:
        Investments, at value (cost $40,900,812) (NOTE 2)                                         $  40,408,921
        Short-term investments, at amortized cost (NOTE 2)                                            4,841,898
                                                                                                  -------------
            Total Investments (including securities on loan with market values of $1,819,956)        45,250,819
        Cash                                                                                                152
        Receivables from:
            Investment adviser (NOTE 3)                                                                      36
            Interest and dividends                                                                       57,126
            Foreign taxes withheld                                                                           70
            Miscellaneous receivables                                                                       210
                                                                                                  -------------
                 Total assets                                                                        45,308,413
                                                                                                  -------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                         4,286
            Securities on loan (NOTE 2)                                                               1,885,500
            Directors' fees and expenses (NOTE 3)                                                         2,915
            Affiliates (NOTE 3):
                 Investment management fees                                                              29,202
        Accrued expense and other liabilities                                                             9,633
                                                                                                  -------------
                 Total liabilities                                                                    1,931,536
                                                                                                  -------------
        NET ASSETS                                                                                $  43,376,877
                                                                                                  =============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                           $  48,704,524
        Undistributed net investment income                                                             145,026
        Accumulated net realized loss on investments                                                 (4,980,782)
        Net unrealized depreciation on investments                                                     (491,891)
                                                                                                  -------------
                                                                                                  $  43,376,877
                                                                                                  =============

SHARES OUTSTANDING:                                                                                   5,364,320
                                                                                                  =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                   $        8.09
                                                                                                  =============

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2003
                                                                                 (UNAUDITED)
                                                                              ----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $3,498)                          $        306,478
        Interest (including securities lending income of $1,532)                         5,712
                                                                              ----------------
                 Total investment income                                               312,190
                                                                              ----------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                            145,776
        Audit and legal fees                                                             9,749
        Trustee reporting                                                                4,356
        Custody fees                                                                     4,351
        Directors' fees (NOTE 3)                                                           961
        Shareholder reporting fees                                                         763
                                                                              ----------------
                 Total expenses                                                        165,956
        Expenses waived (NOTE 3)                                                          (137)
        Fees paid indirectly (NOTE 3)                                                     (932)
                                                                              ----------------
                 Net expenses                                                          164,887
                                                                              ----------------
                 NET INVESTMENT INCOME                                                 147,303
                                                                              ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                  (419,425)
        Net change in unrealized appreciation (depreciation) on investments          4,522,222
                                                                              ----------------
                 NET REALIZED AND UNREALIZED GAIN                                    4,102,797
                                                                              ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $      4,250,100
                                                                              ================

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS ENDED
                                                                                   JUNE 30, 2003         YEAR ENDED
                                                                                    (UNAUDITED)       DECEMBER 31, 2002
                                                                                 ----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                    $        147,303    $          240,633
        Net realized loss on investment transactions                                     (419,425)           (3,126,455)
        Net change in unrealized appreciation (depreciation) on investments             4,522,222            (4,230,305)
                                                                                 ----------------    ------------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             4,250,100            (7,116,127)
                                                                                 ----------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                              -              (241,225)
        Tax return of capital                                                                   -                (2,964)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                    5,208,249             5,107,623
                                                                                 ----------------    ------------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                         9,458,349            (2,252,693)
NET ASSETS:
        Beginning of period                                                            33,918,528            36,171,221
                                                                                 ----------------    ------------------
        End of period (including undistributed net investment income of
           $145,026 and distributions in excess of net investment income
           of $2,277, respectively)                                              $     43,376,877    $       33,918,528
                                                                                 ================    ==================

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             SIX MONTHS ENDED
                                                                  6/30/03        YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                                (UNAUDITED)       12/31/02         12/31/01       12/31/00!
                                                             ----------------    ----------       ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     7.26        $     8.73       $     9.86     $    10.00
                                                               ----------        ----------       ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.03              0.05             0.03           0.05***
  Net realized and unrealized gain (loss) on investments             0.80             (1.47)           (1.13)         (0.15)
                                                               ----------        ----------       ----------     ----------
       Total income (loss) from investment operations                0.83             (1.42)           (1.10)         (0.10)
                                                               ----------        ----------       ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -             (0.05)           (0.03)         (0.04)
  Tax return of capital                                                 -             (0.00)+              -              -
                                                               ----------        ----------       ----------     ----------
       Total distributions                                              -             (0.05)           (0.03)         (0.04)
                                                               ----------        ----------       ----------     ----------
NET ASSET VALUE, END OF PERIOD                                 $     8.09        $     7.26       $     8.73     $     9.86
                                                               ==========        ==========       ==========     ==========
TOTAL RETURN@                                                       11.43%**         (16.23)%         (11.16)%        (1.05)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   43,377        $   33,919       $   36,171     $   18,052
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.91%*            0.92%            0.87%          1.07%*
     After expense waiver#                                           0.90%*(a)         0.90%(a)         0.87%          0.91%*
  Net investment income to average daily net assets                  0.81%*            0.61%            0.48%          0.78%*
  Portfolio turnover rate                                               2%**             32%              19%            14%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
! FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
+    TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, FOR THE YEAR ENDED DECEMBER 31, 2002 AND FOR THE SIX MONTHS ENDED JUNE 30, 2003.
(a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EQUITY INDEX FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital through performance that closely tracks that of the S&P 500 Index
- invest in a portfolio of equity securities mirroring the sector and stock weightings of the S&P 500 Index

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's Class I shares returned 11.54%, in line with the 11.75% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKDROP DURING THE PERIOD?

After starting off the New Year on a positive note, equity markets peaked during the second week of January and then started a sustained decline, as fears surrounding the likely war with Iraq impacted markets globally. By the beginning of March a "war relief" rally took place, erasing much of the quarter's decline, as investors turned optimistic that any war would not last very long. Overall, the market saw significant volatility, as the S&P 500 Index traded in a broad range between 790 and 935 during the quarter. By the close of the quarter, economic activity slowed as investors' geopolitical concerns reverberated throughout the economy. Virtually every major indicator proved weaker than expected as full-year GDP (Gross Domestic Product) growth estimates continued to be reduced.

All capitalization and style segments were down for the first quarter, with large cap growth stocks outpacing large cap value stocks. Growth stocks also outperformed value issues over the prior 12-month period. The small- and mid cap segments of the market also posted results in negative territory.

Economic and political conditions continued to improve during the second quarter, leading investors to favor equities. Additionally, the low interest rate environment and yields on bond investments drew more attention to equities in the quest for returns. Add to the mix a boost from both a $350 billion U.S. tax cut and the declining value of the dollar (which benefits U.S. companies selling products and services overseas), and the case for owning equities became stronger. While the road to resolution in Iraq is by no means resolved, the conclusion of active military operations provided the markets with greater stability not seen in the last two years.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Sector performance during the first quarter was generally negative, with only the health care and energy sectors posting gains. Telecommunications services was the worst-performing sector during this time frame. Financials remained the largest weight in the index, accounting for 20.4% of the market's capitalization.

The second quarter saw all sectors generating positive performance, with business equipment and services, technology and utilities leading the pack. Energy was the weakest-performing of the sectors.

WHAT IS YOUR OUTLOOK?

Economic conditions are expected to continue improving due to newly initiated fiscal and monetary policy stimuli. A second-half economic rebound, evidenced by improved economic and earnings forecasts, should translate to sustained equity performance. Large cap, high-quality stocks, which have lagged so far this year, should regain favor. While stocks may consolidate recent gains, the intermediate-term outlook remains constructive.

                              MML EQUITY INDEX FUND
                        LARGEST STOCK HOLDINGS (6/30/03)

          General Electric Co.
          Microsoft Corp.
          Pfizer, Inc.
          Exxon Mobil Corp.
          Wal-Mart Stores, Inc.
          Citigroup, Inc.
          Johnson & Johnson
          American International Group, Inc.
          International Business Machines Corp.
          Intel Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                FIVE       SINCE
                                                YEAR     INCEPTION
                       YEAR                   AVERAGE     AVERAGE
                      TO DATE    ONE YEAR      ANNUAL      ANNUAL
                     1/1/03 -    7/1/02 -      7/1/98     5/1/97 -
                     6/30/03      6/30/03     6/30/03     6/30/03
MML Equity Index
Fund Class I          11.54%      -0.17%       -2.09%      4.22%
------------------------------------------------------------------
S&P 500 Index         11.75%       0.25%       -1.61%      4.74%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                CLASS I           S&P 500 INDEX
5/1/1997      $  10,000               $  10,000
6/97          $  11,080               $  11,083
6/98          $  14,343               $  14,424
6/99          $  17,499               $  17,708
6/00          $  18,689               $  18,992
6/01          $  15,835               $  16,177
6/02          $  12,927               $  13,269
6/03          $  12,904               $  13,302

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                           SINCE
                                         INCEPTION
                    YEAR                  AVERAGE
                   TO DATE    ONE YEAR     ANNUAL
                   1/1/03 -   7/1/02 -    5/1/00 -
                   6/30/03    6/30/03     6/30/03
MML Equity Index
Fund Class II       11.65%     0.08%      -10.80%
MML Equity Index
Fund Class III      11.67%     0.19%      -10.76%
-------------------------------------------------
S&P 500 Index       11.75%     0.25%      -10.53%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                 CLASS II     CLASS III     S&P 500 INDEX
5/1/00          $  10,000     $  10,000         $  10,000
6/00            $  10,023     $  10,029         $  10,037
6/01            $   8,513     $   8,526         $   8,549
6/02            $   6,957     $   6,960         $   7,012
6/03            $   6,962     $   6,973         $   7,030

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EQUITY INDEX FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                            NUMBER OF         MARKET
                                                             SHARES            VALUE
                                                            ---------     --------------
EQUITIES -- 98.8%

ADVERTISING -- 0.2%
Interpublic Group of
  Companies, Inc.                                              14,807     $      198,118
Monster Worldwide, Inc.*                                        4,676             92,257
Omnicom Group, Inc.                                             7,006            502,330
                                                                          --------------
                                                                                 792,705
                                                                          --------------

AEROSPACE & DEFENSE -- 1.7%
Boeing Co.                                                     31,769          1,090,312
General Dynamics Corp.                                          7,407            537,007
Goodrich Corp.                                                  4,139             86,919
Honeywell
  International, Inc.                                          32,390            869,672
Lockheed Martin Corp.                                          16,940            805,836
Northrop Grumman Corp.                                          6,884            594,020
Raytheon Co.                                                   15,788            518,478
Rockwell Collins, Inc.                                          6,568            161,770
United Technologies Corp.                                      17,811          1,261,553
                                                                          --------------
                                                                               5,925,567
                                                                          --------------

AIR TRANSPORTATION -- 0.2%
Delta Air Lines, Inc.                                           4,599             67,513
Southwest Airlines Co.                                         28,540            490,888
                                                                          --------------
                                                                                 558,401
                                                                          --------------

APPAREL, TEXTILES & SHOES -- 0.6%
The Gap, Inc.                                                  33,645            631,180
Jones Apparel Group, Inc.*                                      4,896            143,257
Limited Brands                                                 19,330            299,615
Liz Claiborne, Inc.                                             4,074            143,608
Nike, Inc. Cl. B                                                9,724            520,137
Nordstrom, Inc.                                                 5,035             98,283
Reebok
  International Limited*                                        2,356             79,232
VF Corp.                                                        4,051            137,612
                                                                          --------------
                                                                               2,052,924
                                                                          --------------

AUTOMOTIVE & PARTS -- 0.9%
AutoNation, Inc.*                                              10,800            169,776
Cooper Tire & Rubber Co.                                        2,346             41,266
Dana Corp.                                                      5,703             65,927
Delphi Corp.                                                   20,283            175,042
Ford Motor Co.                                                 69,367            762,343
General Motors Corp.                                           20,930            753,480
Genuine Parts Co.                                               6,329            202,591
The Goodyear Tire &
  Rubber Co.                                                    6,265             32,891
Harley-Davidson, Inc.                                          11,720            467,159
Navistar International Corp.*                                   2,674             87,253
Paccar, Inc.                                                    4,589     $      310,033
Visteon Corp.                                                   4,812             33,058
                                                                          --------------
                                                                               3,100,819
                                                                          --------------

BANKING, SAVINGS & LOANS -- 11.9%
AmSouth Bancorp.                                               12,959            283,025
Bank of America Corp.                                          56,456          4,461,718
Bank of New York Co., Inc.                                     29,445            846,544
Bank One Corp.                                                 44,532          1,655,700
BB&T Corp.                                                     17,283            592,807
Capital One Financial Corp.                                     8,400            413,112
Charter One Financial, Inc.                                     8,176            254,928
Citigroup, Inc.                                               194,644          8,330,763
Comerica, Inc.                                                  6,369            296,158
Fannie Mae                                                     37,176          2,507,149
Fifth Third Bancorp                                            21,863          1,253,624
First Tennessee
  National Corp.                                                4,600            201,986
FleetBoston Financial Corp.                                    40,702          1,209,256
Freddie Mac                                                    26,486          1,344,694
Golden West Financial Corp.                                     5,655            452,457
J.P. Morgan Chase & Co.                                        76,473          2,613,847
KeyCorp                                                        15,510            391,938
Marshall and Ilsley Corp.                                       7,900            241,582
Mellon Financial Corp.                                         16,894            468,808
National City Corp.                                            23,798            778,433
North Fork
  Bancorporation, Inc.                                          5,900            200,954
Northern Trust Corp.                                            8,488            354,714
Providian Financial Corp.*                                      9,902             91,693
Regions Financial Corp.                                         8,052            271,997
SLM Corp.                                                      17,742            694,954
SouthTrust Corp.                                               12,610            342,992
State Street Corp.                                             13,022            513,067
SunTrust Banks, Inc.                                           11,090            658,081
Synovus Financial Corp.                                        11,063            237,854
U.S. Bancorp                                                   73,032          1,789,284
Union Planters Corp.                                            7,212            223,788
Wachovia Corp.                                                 51,874          2,072,885
Washington Mutual, Inc.                                        35,576          1,469,289
Wells Fargo & Co.                                              63,829          3,216,982
Zions Bancorp                                                   3,293            166,659
                                                                          --------------
                                                                              40,903,722
                                                                          --------------

BEVERAGES -- 2.8%
Anheuser-Busch
  Companies, Inc.                                              32,348          1,651,365
Brown-Forman Corp. Cl. B                                        2,190            172,178
The Coca-Cola Co.                                              93,776          4,352,144
Coca-Cola Enterprises, Inc.                                    16,574            300,818
Coors (Adolph) Co. Cl. B                                        1,389             68,033
The Pepsi Bottling
  Group, Inc.                                                  10,338     $      206,967
PepsiCo, Inc.                                                  65,508          2,915,106
                                                                          --------------
                                                                               9,666,611
                                                                          --------------

BROADCASTING, PUBLISHING & PRINTING -- 3.5%
American Greetings
  Corp. Cl. A*                                                  2,423             47,588
AOL Time Warner, Inc.*                                        169,008          2,719,339
Clear Channel
  Communications, Inc.*                                        22,549            955,852
Comcast Corp. Cl. A*                                           85,818          2,589,987
Dow Jones & Co., Inc.                                           3,026            130,209
Gannett Co., Inc.                                              10,135            778,469
Knight Ridder, Inc.                                             3,055            210,581
The McGraw-Hill
  Companies, Inc.                                               7,630            473,060
Meredith Corp.                                                  1,844             81,136
New York Times Co. Cl. A                                        5,565            253,207
Tribune Co.                                                    11,109            536,565
Univision Communications,
  Inc. Cl. A*                                                   8,400            255,360
Viacom, Inc. Cl. B*                                            66,468          2,901,993
                                                                          --------------
                                                                              11,933,346
                                                                          --------------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.*                                        4,256             46,135
Masco Corp.                                                    18,067            430,898
Vulcan Materials Co.                                            3,710            137,530
                                                                          --------------
                                                                                 614,563
                                                                          --------------

CHEMICALS -- 1.4%
Air Products & Chemicals, Inc.                                  8,358            347,693
Ashland, Inc.                                                   2,603             79,860
Dow Chemical Co.                                               34,868          1,079,513
Du Pont (E.I.) de
  Nemours & Co.                                                38,304          1,594,979
Eastman Chemical Co.                                            2,900             91,843
Engelhard Corp.                                                 4,693            116,246
Great Lakes Chemical Corp.                                      1,955             39,882
Hercules, Inc.*                                                 4,406             43,619
International Flavors &
  Fragrances, Inc.                                              3,446            110,031
Monsanto Co.                                                    9,785            211,747
PPG Industries, Inc.                                            6,689            339,400
Praxair, Inc.                                                   5,982            359,518
Rohm & Haas Co.                                                 8,140            252,584
                                                                          --------------
                                                                               4,666,915
                                                                          --------------

COMMERCIAL SERVICES -- 1.7%
Allied Waste Industries, Inc.*                                  8,360             84,018
Apollo Group, Inc. Cl. A*                                       6,800            419,968

    The accompanying notes are an integral part of the financial statements.

                                                            NUMBER OF         MARKET
                                                             SHARES            VALUE
                                                            ---------     --------------
Block (H&R), Inc.                                               6,474     $      280,000
Cendant Corp.*                                                 39,442            722,577
Cintas Corp.                                                    6,390            226,462
Concord EFS, Inc.*                                             19,384            285,332
Convergys Corp.*                                                6,816            109,056
Donnelley (R.R.) &
  Sons Co.                                                      4,122            107,749
eBay, Inc.*                                                    12,200          1,270,996
Ecolab, Inc.                                                    9,516            243,610
Equifax, Inc.                                                   5,559            144,534
Fluor Corp.                                                     2,927             98,464
Moody's Corp.                                                   5,646            297,601
Paychex, Inc.                                                  14,597            427,838
PerkinElmer, Inc.                                               5,008             69,160
Quest Diagnostics, Inc.*                                        3,864            246,523
Quintiles
  Transnational Corp.*                                          4,810             68,254
Robert Half
  International, Inc.*                                          6,680            126,519
Ryder System, Inc.                                              2,482             63,589
Waste Management, Inc.                                         22,253            536,075
                                                                          --------------
                                                                               5,828,325
                                                                          --------------

COMMUNICATIONS -- 1.8%
ADC
  Telecommunications, Inc.*                                    27,448             63,899
Andrew Corp.*                                                   4,061             37,361
Avaya, Inc.*                                                   12,472             80,569
Ciena Corp.*                                                   19,241             99,861
Citizens
  Communications Co.*                                          10,801            139,225
Lucent Technologies, Inc.*                                    150,879            306,284
Network Appliance, Inc.*                                       12,620            204,570
Nextel Communications,
  Inc. Cl. A*                                                  38,930            703,854
Qualcomm, Inc.                                                 29,230          1,044,972
SBC Communications, Inc.                                      125,646          3,210,255
Scientific-Atlanta, Inc.                                        5,810            138,510
Tellabs, Inc.*                                                 15,712            103,228
                                                                          --------------
                                                                               6,132,588
                                                                          --------------

COMMUNICATIONS EQUIPMENT -- 0.2%
Motorola, Inc.                                                 89,010            839,364
                                                                          --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Autodesk, Inc.                                                  3,990             64,478
Computer Sciences Corp.*                                        6,987            266,344
Parametric Technology Corp.*                                    9,034             27,554
Sun Microsystems, Inc.*                                       124,108            570,897
Teradyne, Inc.*                                                 6,660            115,285
Unisys Corp.*                                                  12,315            151,228
                                                                          --------------
                                                                               1,195,786
                                                                          --------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                                      3,470            133,977
                                                                          --------------

COMPUTERS & INFORMATION -- 2.9%
Apple Computer, Inc.*                                          14,426     $      275,825
Cisco Systems, Inc.*                                          266,073          4,440,758
Comverse Technology, Inc.*                                      7,122            107,044
Dell Computer Corp.*                                           97,547          3,117,602
EMC Corp.*                                                     83,732            876,674
Gateway, Inc.*                                                 10,690             39,018
International
  Game Technology*                                              3,179            325,307
Jabil Circuit, Inc.*                                            7,478            165,264
Lexmark International, Inc.*                                    4,664            330,071
Solectron Corp.*                                               29,181            109,137
Symbol Technologies, Inc.                                       8,835            114,943
                                                                          --------------
                                                                               9,901,643
                                                                          --------------

COMPUTERS & OFFICE EQUIPMENT -- 2.6%
Electronic Data Systems Corp.                                  17,771            381,188
Hewlett-Packard Co.                                           115,515          2,460,470
International Business
  Machines Corp.                                               65,314          5,388,405
Pitney Bowes, Inc.                                              8,702            334,244
Xerox Corp.*                                                   27,214            288,196
                                                                          --------------
                                                                               8,852,503
                                                                          --------------

CONTAINERS -- 0.2%
Ball Corp.                                                      2,110             96,026
Bemis Co., Inc.                                                 1,983             92,804
Pactiv Corp.*                                                   5,959            117,452
Sealed Air Corp.*                                               3,191            152,083
Temple-Inland, Inc.                                             2,038             87,451
                                                                          --------------
                                                                                 545,816
                                                                          --------------

COSMETICS & PERSONAL CARE -- 2.5%
Alberto-Culver Co. Cl. B                                        2,138            109,252
Avon Products, Inc.                                             9,178            570,872
Colgate-Palmolive Co.                                          20,677          1,198,232
The Gillette Co.                                               38,683          1,232,440
Kimberly-Clark Corp.                                           18,903            985,602
The Procter & Gamble Co.                                       48,854          4,356,800
                                                                          --------------
                                                                               8,453,198
                                                                          --------------

DATA PROCESSING & PREPARATION -- 0.7%
Automatic Data
  Processing, Inc.                                             22,804            772,143
Deluxe Corp.                                                    2,314            103,667
First Data Corp.                                               27,960          1,158,662
Fiserv, Inc.*                                                   7,221            257,140
IMS Health, Inc.                                                9,324            167,739
NCR Corp.*                                                      3,750             96,075
                                                                          --------------
                                                                               2,555,426
                                                                          --------------

ELECTRIC UTILITIES -- 2.6%
AES Corp.*                                                     21,449            136,201
Allegheny Energy, Inc.                                          5,120             43,264
Ameren Corp.                                                    5,781            254,942
American Electric Power Co.                                    15,057     $      449,150
Calpine Corp.*                                                 14,571             96,169
CenterPoint Energy, Inc.                                       11,663             95,053
Cinergy Corp.                                                   6,063            223,058
CMS Energy Corp.                                                5,038             40,808
Consolidated Edison, Inc.                                       9,150            396,012
Constellation Energy
  Group, Inc.                                                   5,925            203,227
Dominion Resources, Inc.                                       11,778            756,972
DTE Energy Co.                                                  6,037            233,270
Duke Energy Corp.                                              33,535            669,023
Edison International*                                          12,430            204,225
Entergy Corp.                                                   8,860            467,631
Exelon Corp.                                                   12,368            739,730
FirstEnergy Corp.                                              10,857            417,452
FPL Group, Inc.                                                 6,686            446,959
Mirant Corp.*                                                  14,751             42,778
NiSource, Inc.                                                 11,046            209,874
PG&E Corp.*                                                    16,321            345,189
Pinnacle West Capital Corp.                                     3,200            119,840
PPL Corp.                                                       6,889            296,227
Progress Energy, Inc.                                           9,672            424,601
Public Service Enterprise
  Group, Inc.                                                   8,198            346,365
Southern Co.                                                   28,287            881,423
Teco Energy, Inc.                                               7,361             88,258
TXU Corp.                                                      12,877            289,089
                                                                          --------------
                                                                               8,916,790
                                                                          --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.6%
Advanced Micro
  Devices, Inc.*                                               12,560             80,510
Altera Corp.*                                                  14,120            231,568
American Power
  Conversion Corp.*                                             7,530            117,393
Analog Devices, Inc.*                                          13,370            465,543
Applied Micro
  Circuits Corp.*                                              10,300             62,315
Broadcom Corp. Cl. A*                                          10,953            272,839
Emerson Electric Co.                                           16,157            825,623
General Electric Co.                                          378,293         10,849,443
Intel Corp.                                                   248,560          5,166,071
JDS Uniphase Corp.*                                            55,188            193,710
Johnson Controls, Inc.                                          3,425            293,180
Kla-Tencor Corp.*                                               7,406            344,305
Linear Technology Corp.                                        12,130            390,707
LSI Logic Corp.*                                               13,628             96,486
Maxim Integrated
  Products, Inc.                                               12,360            422,588
Micron Technology, Inc.*                                       23,717            275,829
Molex, Inc.                                                     7,290            196,757
National
  Semiconductor Corp.*                                          6,648            131,099
Novellus Systems, Inc.*                                         5,950            217,895

    The accompanying notes are an integral part of the financial statements.

                                                            NUMBER OF         MARKET
                                                             SHARES            VALUE
                                                            ---------     --------------
Nvidia Corp.*                                                   5,800     $      133,458
PMC-Sierra, Inc.*                                               6,189             72,597
Power-One, Inc.*                                                3,520             25,168
Qlogic Corp.*                                                   3,800            183,654
Rockwell Automation, Inc.                                       7,068            168,501
Sanmina-SCI Corp.*                                             18,452            116,432
Texas Instruments, Inc.                                        64,926          1,142,698
Thomas & Betts Corp.*                                           2,551             36,862
Xilinx, Inc.*                                                  13,111            331,839
                                                                          --------------
                                                                              22,845,070
                                                                          --------------

ENERGY -- 6.0%
Amerada Hess Corp.                                              3,253            159,983
Anadarko Petroleum Corp.                                        9,822            436,784
Apache Corp.                                                    6,150            400,119
BJ Services Co.*                                                5,700            212,952
Burlington Resources, Inc.                                      7,900            427,153
ChevronTexaco Corp.                                            40,772          2,943,738
ConocoPhillips                                                 25,664          1,406,387
Devon Energy Corp.                                              8,485            453,099
Dynegy, Inc. Cl. A                                             15,327             64,373
El Paso Corp.                                                  22,046            178,132
EOG Resources, Inc.                                             4,700            196,648
Exxon Mobil Corp.                                             252,509          9,067,598
Halliburton Co.                                                16,765            385,595
Kerr-McGee Corp.                                                4,146            185,741
KeySpan Corp.                                                   5,780            204,901
Kinder Morgan, Inc.                                             4,690            256,308
Marathon Oil Corp.                                             11,805            311,062
Nabors Industries Limited*                                      5,215            206,253
Nicor, Inc.                                                     1,689             62,679
Noble Corp.*                                                    4,840            166,012
Occidental Petroleum Corp.                                     13,804            463,124
Peoples Energy Corp.                                            1,357             58,202
Rowan Companies, Inc.*                                          4,221             94,550
Schlumberger Limited                                           22,139          1,053,152
Sempra Energy                                                   7,628            217,627
Sunoco, Inc.                                                    3,093            116,730
Transocean, Inc.*                                              12,427            273,021
Unocal Corp.                                                    9,357            268,452
The Williams Companies, Inc.                                   19,518            154,192
Xcel Energy, Inc.                                              16,072            241,723
                                                                          --------------
                                                                              20,666,290
                                                                          --------------

ENTERTAINMENT & LEISURE -- 0.5%
Brunswick Corp.                                                 3,239             81,040
Harrah's Entertainment, Inc.*                                   4,123            165,910
The Walt Disney Co.                                            78,422          1,548,834
                                                                          --------------
                                                                               1,795,784
                                                                          --------------

FINANCIAL SERVICES -- 3.4%
American Express Co.                                           49,972          2,089,329
Apartment Investment &
  Management Co. Cl. A                                          3,500            121,100
Bear Stearns Companies, Inc.                                    4,018            290,984
Countrywide Financial Corp.                                     4,539     $      315,778
Federated Investors,
  Inc. Cl. B                                                    4,100            112,422
Franklin Resources, Inc.                                        9,728            380,073
The Goldman Sachs
  Group, Inc.                                                  17,600          1,474,000
Huntington Bancshares, Inc.                                     8,434            164,632
Janus Capital Group, Inc.                                       8,850            145,140
Lehman Brothers
  Holdings, Inc.                                                8,972            596,459
MBNA Corp.                                                     48,721          1,015,346
Merrill Lynch & Co., Inc.                                      34,568          1,613,634
Morgan Stanley                                                 41,191          1,760,915
PNC Financial Services
  Group, Inc.                                                  10,349            505,135
Price (T. Rowe) Group, Inc.                                     4,800            181,200
The Schwab (Charles) Corp.                                     51,761            522,268
Simon Property Group, Inc.                                      6,800            265,404
                                                                          --------------
                                                                              11,553,819
                                                                          --------------

FOODS -- 1.8%
Archer-Daniels-Midland Co.                                     23,761            305,804
Campbell Soup Co.                                              15,102            369,999
ConAgra Foods, Inc.                                            20,972            494,939
General Mills, Inc.                                            14,408            683,083
Heinz (H. J.) Co.                                              12,922            426,168
Hershey Foods Corp.                                             4,972            346,350
Kellogg Co.                                                    15,064            517,750
The Kroger Co.*                                                29,318            489,024
McCormick & Co., Inc.                                           5,200            141,440
Safeway, Inc.*                                                 16,260            332,680
Sara Lee Corp.                                                 30,365            571,166
Starbucks Corp.*                                               15,230            373,440
SuperValu, Inc.                                                 4,921            104,916
Sysco Corp.                                                    24,130            724,865
Wrigley (Wm.) Jr. Co.                                           8,334            468,621
                                                                          --------------
                                                                               6,350,245
                                                                          --------------

FOREST PRODUCTS & PAPER -- 0.5%
Boise Cascade Corp.                                             2,242             53,584
Georgia-Pacific Corp.                                           9,370            177,562
International Paper Co.                                        18,789            671,331
MeadWestvaco Corp.                                              7,401            182,805
Plum Creek Timber Co., Inc.                                     6,900            179,055
Weyerhaeuser Co.                                                8,490            458,460
                                                                          --------------
                                                                               1,722,797
                                                                          --------------

HEALTHCARE -- 0.8%
HCA, Inc.                                                      19,376            620,807
Health Management
  Associates, Inc. Cl. A                                        9,800            180,810
Humana, Inc.*                                                   5,903             89,135
Manor Care, Inc.*                                               3,532             88,335
Tenet Healthcare Corp.*                                        17,659            205,727
UnitedHealth Group, Inc.                                       22,440          1,127,610
Wellpoint Health
  Networks, Inc.*                                               5,440     $      458,592
                                                                          --------------
                                                                               2,771,016
                                                                          --------------

HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 0.2%
Centex Corp.                                                    2,273            176,817
KB Home                                                         1,771            109,767
Leggett & Platt, Inc.                                           7,050            144,525
Maytag Corp.                                                    3,186             77,802
Pulte Homes, Inc.                                               2,261            139,413
Whirlpool Corp.                                                 2,469            157,275
                                                                          --------------
                                                                                 805,599
                                                                          --------------

HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                                            2,950            128,177
The Clorox Co.                                                  8,070            344,185
Corning, Inc.*                                                 47,091            348,002
Fortune Brands, Inc.                                            5,480            286,056
Newell Rubbermaid, Inc.                                        10,735            300,580
Sherwin-Williams Co.                                            5,629            151,308
Snap-On, Inc.                                                   2,153             62,502
The Stanley Works                                               3,305             91,218
Tupperware Corp.                                                2,250             32,310
                                                                          --------------
                                                                               1,744,338
                                                                          --------------

INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                           3,332            155,804
                                                                          --------------

INDUSTRIAL - DIVERSIFIED -- 1.5%
3M Co.                                                         14,536          1,874,853
Cooper Industries
  Limited Cl. A                                                 3,514            145,128
Danaher Corp.                                                   6,055            412,043
Eaton Corp.                                                     2,597            204,150
Illinois Tool Works, Inc.                                      11,943            786,447
ITT Industries, Inc.                                            3,337            218,440
McDermott
  International, Inc.*                                          1,890             11,964
Textron, Inc.                                                   5,032            196,349
Tyco International Limited                                     74,874          1,421,109
                                                                          --------------
                                                                               5,270,483
                                                                          --------------

INFORMATION RETRIEVAL SERVICES -- 0.2%
Yahoo!, Inc.*                                                  23,058            755,380
                                                                          --------------

INSURANCE -- 4.9%
ACE Limited                                                    10,000            342,900
Aetna, Inc.                                                     5,549            334,050
AFLAC, Inc.                                                    20,020            615,615
Allstate Corp.                                                 27,004            962,693
Ambac Financial Group, Inc.                                     4,275            283,219
American International
  Group, Inc.                                                  98,570          5,439,093
Anthem, Inc.*                                                   5,163            398,325
Aon Corp.                                                      11,146            268,396

    The accompanying notes are an integral part of the financial statements.

                                                            NUMBER OF         MARKET
                                                             SHARES            VALUE
                                                            ---------     --------------
Chubb Corp.                                                     7,273     $      436,380
Cigna Corp.                                                     5,140            241,272
Cincinnati Financial Corp.                                      5,889            218,423
The Hartford Financial
  Services Group, Inc.                                         10,858            546,809
Jefferson-Pilot Corp.                                           5,220            216,421
John Hancock Financial
  Services, Inc.                                               10,802            331,945
Lincoln National Corp.                                          6,541            233,056
Loews Corp.                                                     6,658            314,857
Marsh & McLennan
  Companies, Inc.                                              20,642          1,054,187
MBIA, Inc.                                                      5,275            257,156
Metlife, Inc.                                                  28,732            813,690
MGIC Investment Corp.                                           3,689            172,055
Principal Financial
  Group, Inc.                                                  11,800            380,550
Progressive Corp.                                               8,283            605,487
Prudential Financial, Inc.                                     21,700            730,205
Safeco Corp.                                                    5,759            203,178
The St. Paul Companies, Inc.                                    8,109            296,060
Torchmark Corp.                                                 4,326            161,143
Travelers Property
  Casualty Corp. Cl. B                                         36,688            578,570
UnumProvident Corp.                                            11,570            155,154
XL Capital Limited Cl. A                                        5,227            433,841
                                                                          --------------
                                                                              17,024,730
                                                                          --------------

LODGING -- 0.2%
Hilton Hotels Corp.                                            13,791            176,387
Marriott International,
  Inc. Cl. A                                                    8,564            329,029
Starwood Hotels & Resorts
  Worldwide, Inc.                                               7,340            209,851
                                                                          --------------
                                                                                 715,267
                                                                          --------------

MACHINERY & COMPONENTS -- 0.7%
Baker Hughes, Inc.                                             13,198            443,057
Caterpillar, Inc.                                              12,752            709,776
Cummins, Inc.                                                   1,739             62,413
Deere & Co.                                                     8,843            404,125
Dover Corp.                                                     7,535            225,749
Ingersoll-Rand Co. Cl. A                                        6,783            320,972
Pall Corp.                                                      4,592            103,320
Parker-Hannifin Corp.                                           4,814            202,140
                                                                          --------------
                                                                               2,471,552
                                                                          --------------

MANUFACTURING -- 0.4%
American Standard
  Companies, Inc.*                                              2,700            199,611
Applied Materials, Inc.*                                       61,206            970,727
Avery Dennison Corp.                                            4,028            202,206
Millipore Corp.*                                                1,815             80,532
                                                                          --------------
                                                                               1,453,076
                                                                          --------------

MEDICAL SUPPLIES -- 2.2%
Agilent Technologies, Inc.*                                    17,383     $      339,838
Allergan, Inc.                                                  4,707            362,910
Applied Biosystems
  Group-Applera Corp.                                           7,738            147,254
Bard (C.R.), Inc.                                               2,060            146,899
Bausch & Lomb, Inc.                                             2,392             89,700
Baxter International, Inc.                                     22,192            576,992
Becton, Dickinson & Co.                                         9,248            359,285
Biomet, Inc.                                                    9,855            282,444
Boston Scientific Corp.*                                       15,411            941,612
Guidant Corp.                                                  11,488            509,952
Medtronic, Inc.                                                46,081          2,210,506
St. Jude Medical, Inc.*                                         6,722            386,515
Stryker Corp.                                                   7,750            537,618
Tektronix, Inc.*                                                3,420             73,872
Thermo Electron Corp.*                                          6,654            139,867
Waters Corp.*                                                   5,300            154,389
Zimmer Holdings, Inc.*                                          7,387            332,784
                                                                          --------------
                                                                               7,592,437
                                                                          --------------

METALS & MINING -- 0.5%
Alcoa, Inc.                                                    31,888            813,144
Allegheny Technologies, Inc.                                    2,544             16,790
Crane Co.                                                       2,278             51,551
Freeport-McMoRan
  Copper & Gold, Inc. Cl. B                                     6,165            151,043
Newmont Mining Corp.                                           14,809            480,700
Nucor Corp.                                                     2,906            141,958
Phelps Dodge Corp.*                                             3,285            125,947
United States Steel Corp.                                       3,754             61,453
Worthington Industries, Inc.                                    3,207             42,974
                                                                          --------------
                                                                               1,885,560
                                                                          --------------

PHARMACEUTICALS -- 11.5%
Abbott Laboratories                                            59,598          2,608,008
AmerisourceBergen Corp.                                         4,276            296,541
Amgen, Inc.*                                                   47,706          3,169,587
Biogen, Inc.*                                                   5,533            210,254
Bristol-Myers Squibb Co.                                       73,442          1,993,950
Cardinal Health, Inc.                                          17,055          1,096,637
Chiron Corp.*                                                   7,360            321,779
Eli Lilly & Co.                                                42,880          2,957,434
Forest Laboratories, Inc.*                                     13,280            727,080
Genzyme Corp.*                                                  7,900            330,220
Johnson & Johnson                                             112,212          5,801,360
King Pharmaceuticals, Inc.*                                     8,867            130,877
McKesson Corp.                                                 11,387            406,971
Medimmune, Inc.*                                                9,764            355,117
Merck & Co., Inc.                                              84,743          5,131,189
Pfizer, Inc.                                                  299,527         10,228,847
Schering-Plough Corp.                                          56,388          1,048,817
Sigma-Aldrich Corp.                                             3,084            167,091
Watson
  Pharmaceutical, Inc.*                                         4,170            168,343
Wyeth                                                          50,256     $    2,289,161
                                                                          --------------
                                                                              39,439,263
                                                                          --------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                              10,760            294,286
                                                                          --------------

PREPACKAGED SOFTWARE -- 4.7%
Adobe Systems, Inc.                                             8,606            275,994
BMC Software, Inc.*                                             8,765            143,132
Citrix Systems, Inc.*                                           6,492            132,177
Computer Associates
  International, Inc.                                          22,023            490,672
Compuware Corp.*                                               13,878             80,076
Electronic Arts, Inc.*                                          5,600            414,344
Intuit, Inc.*                                                   8,010            356,685
Microsoft Corp.                                               406,528         10,411,182
Novell, Inc.*                                                  14,376             44,278
Oracle Corp.*                                                 198,961          2,391,511
Peoplesoft, Inc.*                                              12,514            220,121
Siebel Systems, Inc.*                                          17,718            169,030
SunGard Data
  Systems, Inc.*                                               10,600            274,646
Symantec Corp.*                                                 5,800            254,388
Veritas Software Corp.*                                        15,646            448,571
                                                                          --------------
                                                                              16,106,807
                                                                          --------------

REAL ESTATE -- 0.2%
Equity Office
  Properties Trust                                             16,060            433,781
Equity Residential                                             10,000            259,500
                                                                          --------------
                                                                                 693,281
                                                                          --------------

RESTAURANTS -- 0.5%
Darden Restaurants, Inc.                                        6,292            119,422
McDonald's Corp.                                               48,977          1,080,433
Wendy's International, Inc.                                     4,275            123,847
Yum! Brands, Inc.*                                             10,898            322,145
                                                                          --------------
                                                                               1,645,847
                                                                          --------------

RETAIL -- 6.3%
AutoZone, Inc.*                                                 3,554            269,997
Bed Bath & Beyond, Inc.*                                       11,350            440,494
Best Buy Co., Inc.*                                            11,830            519,574
Big Lots, Inc.*                                                 4,274             64,281
Circuit City Stores, Inc.                                       7,800             68,640
Costco Wholesale Corp.*                                        17,642            645,697
CVS Corp.                                                      15,303            428,943
Dillards, Inc. Cl. A                                            3,101             41,770
Dollar General Corp.                                           12,214            223,028
Family Dollar Stores, Inc.                                      6,351            242,291
Federated Department
  Stores, Inc.                                                  7,163            263,957
The Home Depot, Inc.                                           87,637          2,902,537
J.C. Penney Company, Inc.                                      10,809            182,132
Kohl's Corp.*                                                  12,423            638,294

    The accompanying notes are an integral part of the financial statements.

                                                           NUMBER OF          MARKET
                                                            SHARES             VALUE
                                                          -----------     --------------
Lowe's Companies, Inc.                                         29,682     $    1,274,842
The May Department
  Stores Co.                                                   10,632            236,668
Office Depot, Inc.*                                            11,265            163,455
RadioShack Corp.                                                6,205            163,254
Sears, Roebuck and Co.                                         12,160            409,062
Staples, Inc.*                                                 18,873            346,320
Target Corp.                                                   34,668          1,311,837
Tiffany & Co.                                                   5,292            172,943
TJX Companies, Inc.                                            19,376            365,044
Toys R Us, Inc.*                                                7,862             95,287
Walgreen Co.                                                   38,504          1,158,970
Wal-Mart Stores, Inc.                                         165,712          8,893,763
                                                                          --------------
                                                                              21,523,080
                                                                          --------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                              13,947            267,782
Winn-Dixie Stores, Inc.                                         5,223             64,295
                                                                          --------------
                                                                                 332,077
                                                                          --------------

TELEPHONE UTILITIES -- 2.7%
Alltel Corp.                                                   11,767            567,405
AT&T Corp.                                                     30,484            586,817
AT&T Wireless
  Services, Inc.*                                             104,231            855,737
BellSouth Corp.                                                70,720          1,883,274
CenturyTel, Inc.                                                5,131            178,815
Qwest Communications
  International, Inc.*                                         62,058            296,637
Sprint Corp. (FON Group)                                       34,605            498,312
Sprint Corp. (PCS Group)*                                      35,161            202,176
Verizon
  Communications, Inc.                                        103,829          4,096,054
                                                                          --------------
                                                                               9,165,227
                                                                          --------------

TOBACCO -- 1.1%
Altria Group, Inc.                                             76,729          3,486,566
Reynolds (R.J.)
  Tobacco Holdings, Inc.                                        3,300            122,793
UST, Inc.                                                       6,022            210,951
                                                                          --------------
                                                                               3,820,310
                                                                          --------------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                                                    6,291            110,030
Mattel, Inc.                                                   17,189            325,216
                                                                          --------------
                                                                                 435,246
                                                                          --------------

TRANSPORTATION -- 1.7%
Burlington Northern
  Santa Fe Corp.                                               13,886            394,918
Carnival Corp.                                                 24,385            792,756
CSX Corp.                                                       7,965            239,667
FedEx Corp.                                                    11,003            682,516
Norfolk Southern Corp.                                         14,389            276,269
Union Pacific Corp.                                             9,817            569,582
United Parcel
  Service, Inc. Cl. B                                          43,000     $    2,739,100
                                                                          --------------
                                                                               5,694,808
                                                                          --------------

TRAVEL -- 0.0%
Sabre Holdings Corp.                                            5,431            133,874
                                                                          --------------

TOTAL EQUITIES
(COST $397,838,267)                                                          340,434,342
                                                                          --------------

                                                           PRINCIPAL
                                                             AMOUNT
                                                          -----------
SHORT-TERM INVESTMENTS -- 6.9%

CASH EQUIVALENTS -- 5.8%**
Bank of Montreal
  Eurodollar Time Deposit
  1.080% 07/02/2003                                       $   426,929            426,929
Bank of Montreal
  Eurodollar Time Deposit
  1.150% 07/09/2003                                           334,807            334,807
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.530% 09/09/2003                                         2,134,645          2,134,645
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.500% 05/18/2004                                         2,134,645          2,134,645
Den Danske Bank
  Eurodollar Time Deposit
  1.040% 07/28/2003                                           426,929            426,929
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                         1,294,416          1,294,416
Goldman Sachs
  Group, Inc.
  Medium Term Note
  1.130% 09/17/2003                                           213,464            213,464
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2003                                         1,665,023          1,665,023
Merrill Lynch & Co.
  Medium Term Note
  1.615% 11/26/2003                                           320,197            320,197
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                 927,662            927,662
Merrimac Money
  Market Fund                                               3,490,145          3,490,145
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.350% 11/03/2003                                         1,067,323          1,067,323
Morgan Stanley
  Dean Witter & Co.
  1.455% 01/29/2004                                       $   853,858     $      853,858
National Bank of Commerce
  1.073% 11/19/2003                                           533,661            533,661
Royal Bank of Canada
  Eurodollar Time Deposit
  1.031% 07/07/2003                                         1,921,181          1,921,181
Royal Bank of Canada
  Eurodollar Time Deposit
  1.300% 07/01/2003                                         1,280,787          1,280,787
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/28/2003                                         1,067,323          1,067,323
                                                                          --------------
                                                                              20,092,995
                                                                          --------------

REPURCHASE AGREEMENT -- 1.0%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2003, 0.75%,
  due 07/01/2003(a)                                         3,246,353          3,246,353
                                                                          --------------

U.S. TREASURY BILLS -- 0.1%
U.S. Treasury Bill***
  1.130% 07/24/2003                                           350,000            349,747
                                                                          --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                           23,689,095
                                                                          --------------

TOTAL INVESTMENTS -- 105.7%
(COST $421,527,362)****                                                      364,123,437

OTHER ASSETS/
(LIABILITIES) -- (5.7%)                                                      (19,719,249)
                                                                          --------------

NET ASSETS -- 100.0%                                                      $  344,404,188
                                                                          ==============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
*** This security is held as collateral for open futures contracts. (NOTE 2). **** Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $3,246,421. Collateralized by U.S. Government Agency obligation with a rate of 3.375%, maturity date of 9/25/2026, and aggregate market value, including accrued interest, of $3,408,671.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                   JUNE 30, 2003
                                                                                                    (UNAUDITED)
                                                                                                   -------------
ASSETS:
        Investments, at value (cost $397,838,267) (NOTE 2)                                         $ 340,434,342
        Short-term investments, at amortized cost (NOTE 2)                                            23,689,095
                                                                                                   -------------
            Total Investments (including securities on loan with market values of $19,024,148)       364,123,437
        Cash                                                                                                 983
        Receivables from:
            Interest and dividends                                                                       463,885
                                                                                                   -------------
                 Total assets                                                                        364,588,305
                                                                                                   -------------
LIABILITIES:
        Payables for:
            Securities on loan (NOTE 2)                                                               20,092,995
            Directors' fees and expenses (NOTE 3)                                                         13,989
            Affiliates (NOTE 3):
                 Investment management fees                                                               29,382
                 Administration fees                                                                      30,961
        Accrued expense and other liabilities                                                             16,790
                                                                                                   -------------
                 Total liabilities                                                                    20,184,117
                                                                                                   -------------
        NET ASSETS                                                                                 $ 344,404,188
                                                                                                   =============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                            $ 409,511,101
        Undistributed net investment income                                                            2,434,781
        Accumulated net realized loss on investments and futures contracts                           (10,077,398)
        Net unrealized depreciation on investments and futures contracts                             (57,464,296)
                                                                                                   -------------
                                                                                                   $ 344,404,188
                                                                                                   =============
NET ASSETS:
        Class I                                                                                    $  65,225,614
                                                                                                   =============
        Class II                                                                                   $ 152,753,006
                                                                                                   =============
        Class III                                                                                  $ 126,425,568
                                                                                                   =============
SHARES OUTSTANDING:
        Class I                                                                                        5,399,263
                                                                                                   =============
        Class II                                                                                      12,648,312
                                                                                                   =============
        Class III                                                                                     10,484,980
                                                                                                   =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class I                                                                                    $       12.08
                                                                                                   =============
        Class II                                                                                   $       12.08
                                                                                                   =============
        Class III                                                                                  $       12.06
                                                                                                   =============

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2003
                                                                                 (UNAUDITED)
                                                                              ----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                             $      2,732,310
        Interest (including securities lending income of $8,810)                        67,531
                                                                              ----------------
                 Total investment income                                             2,799,841
                                                                              ----------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                            153,744
        Custody fees                                                                    27,581
        Audit and legal fees                                                            13,055
        Shareholder reporting fees                                                       8,861
        Directors' fees (NOTE 3)                                                         8,494
        Trustee reporting                                                                4,355
                                                                              ----------------
                                                                                       216,090
        Administration fees (NOTE 3):
            Class I                                                                     87,813
                                                                              ----------------
            Class II                                                                   126,590
            Class II fees waived                                                       (53,301)
                                                                              ----------------
                                                                                        73,289
                                                                              ----------------
            Class III                                                                   28,923
            Class III fees waived                                                      (28,923)
                                                                              ----------------
                                                                                             -
                                                                              ----------------
                 Net expenses                                                          377,192
                                                                              ----------------
                 NET INVESTMENT INCOME                                               2,422,649
                                                                              ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                                 (2,936,470)
            Closed futures contracts                                                   359,650
                                                                              ----------------
                 Net realized loss                                                  (2,576,820)
                                                                              ----------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                             34,692,310
            Open futures contracts                                                      18,626
                                                                              ----------------
                 Net unrealized gain                                                34,710,936
                                                                              ----------------
                 NET REALIZED AND UNREALIZED GAIN                                   32,134,116
                                                                              ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $     34,556,765
                                                                              ================

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2003         YEAR ENDED
                                                                                   (UNAUDITED)       DECEMBER 31, 2002
                                                                                ----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                   $      2,422,649    $        4,425,345
        Net realized loss on investment transactions and futures contracts            (2,576,820)           (6,976,365)
        Net change in unrealized appreciation (depreciation) on investments
           and futures contracts                                                      34,710,936           (81,724,466)
                                                                                ----------------    ------------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           34,556,765           (84,275,486)
                                                                                ----------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class I                                                                                -              (721,177)
        Class II                                                                               -            (1,859,859)
        Class III                                                                              -            (1,828,852)
                                                                                ----------------    ------------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                     -            (4,409,888)
                                                                                ----------------    ------------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class I                                                                          349,875            (3,810,392)
        Class II                                                                      11,910,515            84,771,905
        Class III                                                                     (1,878,967)           (3,569,862)
                                                                                ----------------    ------------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                   10,381,423            77,391,651
                                                                                ----------------    ------------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                       44,938,188           (11,293,723)
NET ASSETS:
        Beginning of period                                                          299,466,000           310,759,723
                                                                                ----------------    ------------------
        End of period (including undistributed net investment income of
           $2,434,781 and $12,132, respectively)                                $    344,404,188    $      299,466,000
                                                                                ================    ==================

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          CLASS I
                                                                                          -------
                                                  SIX MONTHS ENDED
                                                       6/30/03      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                     (UNAUDITED)     12/31/02      12/31/01     12/31/00     12/31/99    12/31/98
                                                  ----------------  ----------    ----------   ----------   ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   10.83     $   14.14     $   16.27    $   18.13    $   15.26   $   12.08
                                                      ---------     ---------     ---------    ---------    ---------   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.08***       0.14***       0.14***      0.16***      0.09        0.13
  Net realized and unrealized gain
     (loss) on investments                                 1.17         (3.31)        (2.14)       (1.88)        3.01        3.28
                                                      ---------     ---------     ---------    ---------    ---------   ---------
       Total income (loss) from investment
          operations                                       1.25         (3.17)        (2.00)       (1.72)        3.10        3.41
                                                      ---------     ---------     ---------    ---------    ---------   ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                  -         (0.14)        (0.07)       (0.14)       (0.09)      (0.13)
  From net realized gains                                     -             -         (0.06)           -        (0.14)      (0.10)
                                                      ---------     ---------     ---------    ---------    ---------   ---------
       Total distributions                                    -         (0.14)        (0.13)       (0.14)       (0.23)      (0.23)
                                                      ---------     ---------     ---------    ---------    ---------   ---------
NET ASSET VALUE, END OF PERIOD                        $   12.08     $   10.83     $   14.14    $   16.27    $   18.13   $   15.26
                                                      =========     =========     =========    =========    =========   =========
TOTAL RETURN@                                             11.54%**     (22.46)%      (12.32)%      (9.53)%      20.32%      28.22%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $  65,226     $  58,454     $  81,535    $  82,798    $  95,049   $  36,069
  Ratio of expenses to average daily net assets:
     Before expense waiver                                 0.44%*        0.44%         0.45%        0.45%        0.50%       0.60%
     After expense waiver#                                  N/A           N/A           N/A         0.45%         N/A        0.50%
  Net investment income to average daily
     net assets                                            1.38%*        1.16%         0.92%        0.89%        0.92%       0.91%
  Portfolio turnover rate                                     5%**          6%            5%           3%           3%          5%

                                                                               CLASS II
                                                                               --------
                                                   SIX MONTHS ENDED
                                                        6/30/03         YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                                      (UNAUDITED)        12/31/02         12/31/01        12/31/00+
                                                     -------------      ----------       ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $       10.82      $    14.13       $    16.26     $      17.96
                                                     -------------      ----------       ----------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.09***         0.17***          0.16***          0.13***
  Net realized and unrealized gain
     (loss) on investments                                    1.17           (3.32)           (2.14)           (1.68)
                                                     -------------      ----------       ----------     ------------
       Total income (loss) from investment
          operations                                          1.26           (3.15)           (1.98)           (1.55)
                                                     -------------      ----------       ----------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     -           (0.16)           (0.09)           (0.15)
  From net realized gains                                        -               -            (0.06)               -
                                                     -------------      ----------       ----------     ------------
       Total distributions                                       -           (0.16)           (0.15)           (0.15)
                                                     -------------      ----------       ----------     ------------
NET ASSET VALUE, END OF PERIOD                       $       12.08      $    10.82       $    14.13     $      16.26
                                                     =============      ==========       ==========     ============
TOTAL RETURN@                                                11.65%**       (22.29)%         (12.18)%          (8.63)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $     152,753      $  125,942       $   74,636     $     56,998
  Ratio of expenses to average daily net assets:
     Before expense waiver                                    0.33%*          0.33%            0.34%            0.34%*
     After expense waiver##                                   0.25%*          0.26%            0.29%            0.29%*
  Net investment income to average daily
     net assets                                               1.57%*          1.37%            1.08%            1.10%*
  Portfolio turnover rate                                        5%**            6%               5%               3%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEARS ENDED DECEMBER 31, 1998 AND 2000.
## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEARS ENDED DECEMBER 31, 2001 AND 2002 AND THE SIX MONTHS ENDED JUNE 30, 2003.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           CLASS III
                                                                                           ---------
                                                              SIX MONTHS ENDED
                                                                   6/30/03        YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                                 (UNAUDITED)       12/31/02         12/31/01          12/31/00+
                                                                 ---------        ---------         ---------         ---------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   10.80        $   14.10         $   16.27         $   17.96
                                                                 ---------        ---------         ---------         ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                               0.09***          0.18***           0.19***           0.15***
  Net realized and unrealized gain (loss) on investments              1.17            (3.31)            (2.19)            (1.67)
                                                                 ---------        ---------         ---------         ---------
       Total income (loss) from investment operations                 1.26            (3.13)            (2.00)            (1.52)
                                                                 ---------        ---------         ---------         ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                             -            (0.17)            (0.11)            (0.17)
  From net realized gains                                                -                -             (0.06)                -
                                                                 ---------        ---------         ---------         ---------
       Total distributions                                               -            (0.17)            (0.17)            (0.17)
                                                                 ---------        ---------         ---------         ---------
NET ASSET VALUE, END OF PERIOD                                   $   12.06        $   10.80         $   14.10         $   16.27
                                                                 =========        =========         =========         =========
TOTAL RETURN@                                                        11.67%**        (22.18)%          (12.30)%           (8.50)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $ 126,426        $ 115,070         $ 154,588         $  34,111
  Ratio of expenses to average daily net assets:
     Before expense waiver                                            0.19%*           0.19%             0.20%             0.20%*
     After expense waiver##                                           0.14%*           0.14%             0.15%             0.15%*
  Net investment income to average daily net assets                   1.68%*           1.46%             1.32%             1.25%*
  Portfolio turnover rate                                                5%**             6%                5%                3%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEARS ENDED DECEMBER 31, 2001 AND 2002 AND THE SIX MONTHS ENDED JUNE 30, 2003.

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML ENHANCED INDEX CORE EQUITY FUND?

The objectives and policies of the Fund are to:
- achieve total returns that slightly exceed those of the S&P 500 Index over the long term while maintaining a risk profile similar to that of the index
- invest in a diversified portfolio consisting of approximately 90% of the securities in the S&P 500 Index
- employ quantitative analysis utilizing core (blended growth and value) parameters in making investment decisions
- utilize a proprietary quantitative model that ranks all companies in the S&P 500 Index in terms of various fundamental and technical factors to find stocks that:
     - are of high investment quality
     - offer above-average levels of profitability or superior growth
     - are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's shares returned 11.08%, slightly underperforming the 11.75% return for the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

First quarter 2003 equity market performance rotated around war with Iraq, creating a heightened atmosphere of uncertainty that affected all areas of the market. Pre-war jitters during the quarter's first two months resulted in strong downward pressure on stocks. Sentiment soon shifted, however, as the war began and markets rallied in anticipation of a quick and easy victory for U.S. and allied forces. After the rally, investors paused once again, and gave back most of the euphoria-based gains. When all was said and done, equity markets remained largely flat for the first quarter and closed at levels similar to the end of 2002. Aside from war, the quarter featured a continuation of generally downward economic data. For example, consumer confidence fell to its lowest level since October 1993, consumer spending gradually slowed, businesses drove inventories down and refrained from hiring, and gas prices marched steadily higher.

During the first quarter, our strategy of underweighting financial services companies, including State Street and Fifth Third Bank, contributed to performance. Detracting from results was our underweighting in the semiconductor component of the technology sector, whose performance was highly favorable for the period.

The second quarter witnessed a stunning turnaround, as the war in Iraq ended and an environment of continued fiscal and economic stimulus caused equity markets to surge during the period. The stock market benefited from investors' renewed interest in equities. Strong investor psychology, however, resulted in a wave of interest in companies with shaky fundamentals, low stock prices and high-risk characteristics. As a result, during the period, small cap stocks outperformed large cap stocks by a large margin.

The second quarter's equity market rally exhibited many of the same quantitative characteristics as past bear market rallies--namely, small stocks outperformed large stocks, the market volatility factor worked best and momentum factors failed. However, unlike the past, the breadth of the current rally has been very broad and accompanied by declining interest rates. During the quarter, our underweight in the health care sector detracted from results, as this sector advanced considerably in the month of June. The Fund's investment model has favored an underweight position in health care companies for some time due to excessive valuations.

WHAT IS YOUR OUTLOOK?

We expect the economy to pick up some gradual momentum in the second half of this year, driven by the massive amounts of monetary stimulus present today and the fiscal stimulus coming from Washington in 2004. Additionally, portions of the investing community have also begun to anticipate a GRADUAL recovery. For four consecutive months (March through June) during the second quarter, we saw net inflows into equity mutual funds totaling $40 billion. This follows almost a full year of consecutive monthly net outflows.

We caution, however, that by many measures, such as historical earnings and sales, the market remains overvalued. Therefore, even if stimulus lifts the economy and the markets, we are launching from a point in the market where outsized gains may not be sustainable.

                       MML ENHANCED INDEX CORE EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/03)

          General Electric Co.
          Microsoft Corp.
          Exxon Mobil Corp.
          Pfizer, Inc.
          Citigroup, Inc.
          Wal-Mart Stores, Inc.
          Johnson & Johnson
          Bank of America Corp.
          American International Group, Inc.
          International Business Machines Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                         SINCE
                                      INCEPTION*
                  YEAR                  AVERAGE
                 TO DATE   ONE YEAR     ANNUAL
                1/1/03 -   7/1/02 -    5/2/01 -
                 6/30/03    6/30/03     6/30/03
MML Enhanced
Index Core
Equity Fund        11.08%     -0.74%       -9.42%
------------------------------------------------
S&P 500 Index      11.75%      0.25%       -9.39%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

           MML ENHANCED INDEX CORE EQUITY FUND   S&P 500 INDEX
5/2/01                                $ 10,000        $ 10,000
6/01                                  $  9,759        $  9,822
6/02                                  $  8,132        $  8,057
6/03                                  $  8,048        $  8,076

* PLEASE NOTE, WHILE THE FUND COMMENCED OPERATIONS ON MAY 1, 2001, IT DID NOT COMMENCE INVESTMENT OPERATIONS UNTIL MAY 2, 2001.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML ENHANCED INDEX CORE EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                        NUMBER OF         MARKET
                                                         SHARES           VALUE
                                                      -------------   --------------
EQUITIES -- 98.7%

ADVERTISING -- 0.2%
Monster Worldwide, Inc.*                                        400   $        7,892
Omnicom Group, Inc.                                             200           14,340
                                                                      --------------
                                                                              22,232
                                                                      --------------

AEROSPACE & DEFENSE -- 1.5%
General Dynamics Corp.                                          300           21,750
Honeywell
  International, Inc.                                         1,100           29,535
Lockheed Martin Corp.                                         1,000           47,570
Northrop Grumman Corp.                                          300           25,887
Rockwell Collins, Inc.                                          600           14,778
United Technologies Corp.                                       600           42,498
                                                                      --------------
                                                                             182,018
                                                                      --------------

AIR TRANSPORTATION -- 0.0%
Delta Air Lines, Inc.                                           100            1,468
                                                                      --------------

APPAREL, TEXTILES & SHOES -- 0.7%
The Gap, Inc.                                                 1,200           22,512
Jones Apparel
  Group, Inc.*                                                  200            5,852
Limited Brands                                                  900           13,950
Liz Claiborne, Inc.                                             400           14,100
Nike, Inc. Cl. B                                                300           16,047
Nordstrom, Inc.                                                 100            1,952
Reebok
  International Limited*                                        100            3,363
VF Corp.                                                        200            6,794
                                                                      --------------
                                                                              84,570
                                                                      --------------

AUTOMOTIVE & PARTS -- 1.1%
AutoNation, Inc.*                                               400            6,288
Cooper Tire & Rubber Co.                                        100            1,759
Dana Corp.                                                      800            9,248
Delphi Corp.                                                  2,500           21,575
Ford Motor Co.                                                3,300           36,267
General Motors Corp.                                            700           25,200
Harley-Davidson, Inc.                                           300           11,958
Paccar, Inc.                                                    350           23,646
                                                                      --------------
                                                                             135,941
                                                                      --------------

BANKING, SAVINGS & LOANS -- 12.2%
AmSouth Bancorp                                                 600           13,104
Bank of America Corp.                                         2,400          189,672
Bank One Corp.                                                1,000           37,180
BB&T Corp.                                                      400           13,720
Capital One Financial Corp.                                     600           29,508
Charter One Financial, Inc.                                     325           10,134
Citigroup, Inc.                                               6,800          291,040
Comerica, Inc.                                                  200   $        9,300
Fannie Mae                                                    1,900          128,136
First Tennessee
  National Corp.                                                400           17,564
FleetBoston
  Financial Corp.                                             1,300           38,623
Freddie Mac                                                   1,100           55,847
Golden West
  Financial Corp.                                               200           16,002
J.P. Morgan Chase & Co.                                       3,900          133,302
KeyCorp                                                         600           15,162
Marshall and Ilsley Corp.                                       400           12,232
National City Corp.                                           1,200           39,252
North Fork
  Bancorporation, Inc.                                          100            3,406
Providian Financial Corp.*                                      400            3,704
Regions Financial Corp.                                         300           10,134
SLM Corp.                                                       600           23,502
SouthTrust Corp.                                                500           13,600
State Street Corp.                                              200            7,880
SunTrust Banks, Inc.                                            300           17,802
U.S. Bancorp                                                  2,500           61,250
Union Planters Corp.                                            300            9,309
Wachovia Corp.                                                2,200           87,912
Washington Mutual, Inc.                                       1,800           74,340
Wells Fargo & Co.                                             2,200          110,880
Zions Bancorp                                                   200           10,122
                                                                      --------------
                                                                           1,483,619
                                                                      --------------

BEVERAGES -- 2.7%
Anheuser-Busch
  Companies, Inc.                                             1,100           56,155
The Coca-Cola Co.                                             3,200          148,512
Coca-Cola Enterprises, Inc.                                     600           10,890
Coors (Adolph) Co. Cl. B                                        100            4,898
The Pepsi Bottling
  Group, Inc.                                                   500           10,010
PepsiCo, Inc.                                                 2,230           99,235
                                                                      --------------
                                                                             329,700
                                                                      --------------

BROADCASTING, PUBLISHING & PRINTING -- 3.1%
American Greetings
  Corp. Cl. A*                                                  100            1,964
AOL Time Warner, Inc.*                                        6,100           98,149
Clear Channel
  Communications, Inc.*                                         800           33,912
Comcast Corp. Cl. A*                                          1,855           55,984
Dow Jones & Co., Inc.                                           100            4,303
Gannett Co., Inc.                                               300           23,043
The McGraw-Hill
  Companies, Inc.                                               200           12,400
Meredith Corp.                                                  200   $        8,800
New York Times Co. Cl. A                                        200            9,100
Tribune Co.                                                     400           19,320
Univision Communications,
  Inc. Cl. A*                                                   100            3,040
Viacom, Inc. Cl. B*                                           2,400          104,784
                                                                      --------------
                                                                             374,799
                                                                      --------------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.*                                        200            2,168
Masco Corp.                                                     600           14,310
Vulcan Materials Co.                                            100            3,707
                                                                      --------------
                                                                              20,185
                                                                      --------------

CHEMICALS -- 1.2%
Ashland, Inc.                                                   100            3,068
Dow Chemical Co.                                              1,200           37,152
Du Pont (E.I.) de
  Nemours & Co.                                                 900           37,476
Eastman Chemical Co.                                            100            3,167
Engelhard Corp.                                                 100            2,477
International Flavors &
  Fragrances, Inc.                                              100            3,193
Monsanto Co.                                                  1,100           23,804
PPG Industries, Inc.                                            200           10,148
Praxair, Inc.                                                   200           12,020
Rohm & Haas Co.                                                 300            9,309
                                                                      --------------
                                                                             141,814
                                                                      --------------

COMMERCIAL SERVICES -- 2.2%
Allied Waste
  Industries, Inc.*                                             400            4,020
Apollo Group, Inc. Cl. A*                                       500           30,880
Block (H&R), Inc.                                               500           21,625
Cendant Corp.*                                                  900           16,488
Concord EFS, Inc.*                                              600            8,832
Convergys Corp.*                                              1,400           22,400
Donnelley (R.R.) &
  Sons Co.                                                      400           10,456
eBay, Inc.*                                                     500           52,090
Equifax, Inc.                                                   200            5,200
Fluor Corp.                                                     300           10,092
Moody's Corp.                                                   300           15,813
Paychex, Inc.                                                   400           11,724
PerkinElmer, Inc.                                               100            1,381
Quest Diagnostics, Inc.*                                        100            6,380
Quintiles
  Transnational Corp.*                                          800           11,352
Ryder System, Inc.                                              900           23,058
Waste Management, Inc.                                          500           12,045
                                                                      --------------
                                                                             263,836
                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF         MARKET
                                                         SHARES           VALUE
                                                      -------------   --------------
COMMUNICATIONS -- 2.3%
ADC
  Telecommunications, Inc.*                                   8,300   $       19,322
Andrew Corp.*                                                   200            1,840
Avaya, Inc.*                                                  3,000           19,380
Ciena Corp.*                                                    600            3,114
Citizens
  Communications Co.*                                         1,800           23,202
Lucent Technologies, Inc.*                                    3,200            6,496
Network Appliance, Inc.*                                        400            6,484
Nextel Communications,
  Inc. Cl. A*                                                 1,500           27,120
Qualcomm, Inc.                                                1,100           39,325
SBC Communications, Inc.                                      4,400          112,420
Scientific-Atlanta, Inc.                                      1,000           23,840
Tellabs, Inc.*                                                  500            3,285
                                                                      --------------
                                                                             285,828
                                                                      --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Autodesk, Inc.                                                  200            3,232
Computer Sciences Corp.*                                        200            7,624
Parametric
  Technology Corp.*                                             300              915
Sun Microsystems, Inc.*                                       4,600           21,160
Teradyne, Inc.*                                                 200            3,462
Unisys Corp.*                                                   400            4,912
                                                                      --------------
                                                                              41,305
                                                                      --------------

COMPUTER PROGRAMMING SERVICES -- 0.1%
Mercury Interactive Corp.*                                      200            7,722
                                                                      --------------

COMPUTERS & INFORMATION -- 3.2%
Apple Computer, Inc.*                                           500            9,560
Cisco Systems, Inc.*                                          9,483          158,271
Comverse Technology, Inc.*                                    1,400           21,042
Dell Computer Corp.*                                          3,400          108,664
EMC Corp.*                                                    4,200           43,974
Gateway, Inc.*                                                  400            1,460
International
  Game Technology*                                              100           10,233
Jabil Circuit, Inc.*                                            300            6,630
Lexmark International, Inc.*                                    200           14,154
Solectron Corp.*                                              1,000            3,740
Symbol Technologies, Inc.                                       800           10,408
                                                                      --------------
                                                                             388,136
                                                                      --------------

COMPUTERS & OFFICE EQUIPMENT -- 2.6%
Hewlett-Packard Co.                                           4,954          105,520
International Business
  Machines Corp.                                              2,200          181,500
Pitney Bowes, Inc.                                              300           11,523
Xerox Corp.*                                                  1,200           12,708
                                                                      --------------
                                                                             311,251
                                                                      --------------

CONTAINERS -- 0.2%
Ball Corp.                                                      100   $        4,551
Bemis Co., Inc.                                                 200            9,360
Pactiv Corp.*                                                   200            3,942
Sealed Air Corp.*                                               100            4,766
                                                                      --------------
                                                                              22,619
                                                                      --------------

COSMETICS & PERSONAL CARE -- 2.5%
Alberto-Culver Co. Cl. B                                        100            5,110
Avon Products, Inc.                                             300           18,660
Colgate-Palmolive Co.                                           700           40,565
The Gillette Co.                                              1,800           57,348
Kimberly-Clark Corp.                                            600           31,284
The Procter & Gamble Co.                                      1,700          151,606
                                                                      --------------
                                                                             304,573
                                                                      --------------

DATA PROCESSING & PREPARATION -- 0.9%
Automatic Data
  Processing, Inc.                                              700           23,702
Deluxe Corp.                                                    500           22,400
First Data Corp.                                              1,000           41,440
Fiserv, Inc.*                                                   250            8,903
IMS Health, Inc.                                                300            5,397
NCR Corp.*                                                      100            2,562
                                                                      --------------
                                                                             104,404
                                                                      --------------

ELECTRIC UTILITIES -- 2.6%
AES Corp.*                                                      700            4,445
Allegheny Energy, Inc.                                          100              845
Ameren Corp.                                                    200            8,820
American Electric Power Co.                                     500           14,915
CenterPoint Energy, Inc.                                        800            6,520
Cinergy Corp.                                                   200            7,358
CMS Energy Corp.                                                200            1,620
Constellation Energy
  Group, Inc.                                                   200            6,860
Dominion Resources, Inc.                                        500           32,135
DTE Energy Co.                                                  200            7,728
Duke Energy Corp.                                             1,000           19,950
Edison International*                                           400            6,572
Entergy Corp.                                                   400           21,112
Exelon Corp.                                                    600           35,886
FirstEnergy Corp.                                               500           19,225
FPL Group, Inc.                                                 200           13,370
Mirant Corp.*                                                 4,000           11,600
NiSource, Inc.                                                  300            5,700
PG&E Corp.*                                                     500           10,575
PPL Corp.                                                       300           12,900
Progress Energy, Inc.                                           300           13,170
Public Service Enterprise
  Group, Inc.                                                   300           12,675
Southern Co.                                                  1,000           31,160
TXU Corp.                                                       400            8,980
                                                                      --------------
                                                                             314,121
                                                                      --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.7%
Advanced Micro
  Devices, Inc.*                                                400   $        2,564
Altera Corp.*                                                   600            9,840
American Power
  Conversion Corp.*                                             800           12,472
Analog Devices, Inc.*                                           400           13,928
Applied Micro
  Circuits Corp.*                                             2,000           12,100
Broadcom Corp. Cl. A*                                           300            7,473
Emerson Electric Co.                                            500           25,550
General Electric Co.                                         13,200          378,576
Intel Corp.                                                   8,700          180,821
JDS Uniphase Corp.*                                           3,000           10,530
Johnson Controls, Inc.                                          200           17,120
Kla-Tencor Corp.*                                               200            9,298
Linear Technology Corp.                                         400           12,884
LSI Logic Corp.*                                                400            2,832
Maxim Integrated
  Products, Inc.                                                400           13,676
Molex, Inc.                                                     200            5,398
National
  Semiconductor Corp.*                                          400            7,888
Nvidia Corp.*                                                   200            4,602
PMC-Sierra, Inc.*                                               200            2,346
Power-One, Inc.*                                                100              715
Qlogic Corp.*                                                   400           19,332
Rockwell Automation, Inc.                                       300            7,152
Sanmina-SCI Corp.*                                              600            3,786
Texas Instruments, Inc.                                       2,200           38,720
Xilinx, Inc.*                                                   400           10,124
                                                                      --------------
                                                                             809,727
                                                                      --------------

ENERGY -- 6.4%
Amerada Hess Corp.                                              300           14,754
Anadarko Petroleum Corp.                                        300           13,341
Apache Corp.                                                    247           16,070
BJ Services Co.*                                                200            7,472
Burlington Resources, Inc.                                      300           16,221
ChevronTexaco Corp.                                           1,462          105,556
ConocoPhillips                                                1,047           57,376
Devon Energy Corp.                                              400           21,360
Dynegy, Inc. Cl. A                                              400            1,680
El Paso Corp.                                                   900            7,272
Exxon Mobil Corp.                                             8,900          319,599
Halliburton Co.                                                 800           18,400
Kerr-McGee Corp.                                                100            4,480
KeySpan Corp.                                                   200            7,090
Kinder Morgan, Inc.                                             200           10,930
Marathon Oil Corp.                                              900           23,715
Nabors Industries Limited*                                      200            7,910
Nicor, Inc.                                                     100            3,711
Occidental Petroleum Corp.                                      500           16,775

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF         MARKET
                                                         SHARES           VALUE
                                                      -------------   --------------
Peoples Energy Corp.                                            200   $        8,578
Schlumberger Limited                                            700           33,299
Sempra Energy                                                   400           11,412
Sunoco, Inc.                                                    600           22,644
Transocean, Inc.*                                               500           10,985
Unocal Corp.                                                    300            8,607
The Williams Companies, Inc.                                    900            7,110
Xcel Energy, Inc.                                               500            7,520
                                                                      --------------
                                                                             783,867
                                                                      --------------

ENTERTAINMENT & LEISURE -- 0.4%
Brunswick Corp.                                                 300            7,506
Harrah's Entertainment, Inc.*                                   300           12,072
The Walt Disney Co.                                           1,600           31,600
                                                                      --------------
                                                                              51,178
                                                                      --------------

FINANCIAL SERVICES -- 3.0%
American Express Co.                                          1,700           71,077
Bear Stearns Companies, Inc.                                    200           14,484
Countrywide Financial Corp.                                     300           20,871
The Goldman Sachs
  Group, Inc.                                                   700           58,625
Huntington Bancshares, Inc.                                     300            5,856
Janus Capital Group, Inc.                                       200            3,280
Lehman Brothers
  Holdings, Inc.                                                400           26,592
MBNA Corp.                                                    1,650           34,386
Merrill Lynch & Co., Inc.                                     1,200           56,016
Morgan Stanley                                                1,400           59,850
Price (T. Rowe) Group, Inc.                                     100            3,775
Simon Property Group, Inc.                                      400           15,612
                                                                      --------------
                                                                             370,424
                                                                      --------------

FOODS -- 1.7%
Archer-Daniels-Midland Co.                                      830           10,682
Campbell Soup Co.                                               600           14,700
ConAgra Foods, Inc.                                             700           16,520
General Mills, Inc.                                             400           18,964
Heinz (H. J.) Co.                                               400           13,192
Hershey Foods Corp.                                             100            6,966
Kellogg Co.                                                     500           17,185
The Kroger Co.*                                               1,100           18,348
McCormick & Co., Inc.                                           100            2,720
Safeway, Inc.*                                                  700           14,322
Sara Lee Corp.                                                1,100           20,691
Starbucks Corp.*                                                700           17,164
SuperValu, Inc.                                               1,100           23,452
Wrigley (Wm.) Jr. Co.                                           200           11,246
                                                                      --------------
                                                                             206,152
                                                                      --------------

FOREST PRODUCTS & PAPER -- 0.4%
Boise Cascade Corp.                                             100            2,390
Georgia-Pacific Corp.                                           300            5,685
International Paper Co.                                         600           21,438
MeadWestvaco Corp.                                              200   $        4,940
Weyerhaeuser Co.                                                200           10,800
                                                                      --------------
                                                                              45,253
                                                                      --------------

HEALTHCARE -- 0.6%
Humana, Inc.*                                                   900           13,590
Tenet Healthcare Corp.*                                         650            7,573
UnitedHealth Group, Inc.                                        800           40,200
Wellpoint Health
  Networks, Inc.*                                               200           16,860
                                                                      --------------
                                                                              78,223
                                                                      --------------

HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 0.4%
Centex Corp.                                                    100            7,779
KB Home                                                         200           12,396
Maytag Corp.                                                    300            7,326
Pulte Homes, Inc.                                               300           18,498
Whirlpool Corp.                                                 100            6,370
                                                                      --------------
                                                                              52,369
                                                                      --------------

HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                                            100            4,345
The Clorox Co.                                                  500           21,325
Corning, Inc.*                                                1,500           11,085
Fortune Brands, Inc.                                            200           10,440
Newell Rubbermaid, Inc.                                         300            8,400
Sherwin-Williams Co.                                            200            5,376
Snap-On, Inc.                                                   100            2,903
The Stanley Works                                               100            2,760
                                                                      --------------
                                                                              66,634
                                                                      --------------

INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                           200            9,352
                                                                      --------------

INDUSTRIAL - DIVERSIFIED -- 1.7%
3M Co.                                                          500           64,490
Cooper Industries Limited Cl. A                                 300           12,390
Danaher Corp.                                                   200           13,610
Eaton Corp.                                                     200           15,722
Illinois Tool Works, Inc.                                       400           26,340
ITT Industries, Inc.                                            200           13,092
McDermott
  International, Inc.*                                          100              633
Textron, Inc.                                                   200            7,804
Tyco International Limited                                    2,628           49,879
                                                                      --------------
                                                                             203,960
                                                                      --------------

INFORMATION RETRIEVAL SERVICES -- 0.2%
Yahoo!, Inc.*                                                   700           22,932
                                                                      --------------

INSURANCE -- 5.6%
ACE Limited                                                     600           20,574
Aetna, Inc.                                                     400           24,080
AFLAC, Inc.                                                     600           18,450
Allstate Corp.                                                1,300           46,345
Ambac Financial Group, Inc.                                     200   $       13,250
American International
  Group, Inc.                                                 3,389          187,005
Anthem, Inc.*                                                   300           23,145
Aon Corp.                                                       400            9,632
Chubb Corp.                                                     300           18,000
Cigna Corp.                                                     200            9,388
Cincinnati Financial Corp.                                      200            7,418
Jefferson-Pilot Corp.                                           200            8,292
John Hancock Financial
  Services, Inc.                                                400           12,292
Lincoln National Corp.                                          300           10,689
Loews Corp.                                                     400           18,916
Marsh & McLennan
  Companies, Inc.                                               700           35,749
MBIA, Inc.                                                      200            9,750
Metlife, Inc.                                                 1,000           28,320
MGIC Investment Corp.                                           200            9,328
Principal Financial
  Group, Inc.                                                   700           22,575
Progressive Corp.                                               400           29,240
Prudential Financial, Inc.                                    1,100           37,015
Safeco Corp.                                                    500           17,640
The St. Paul Companies, Inc.                                    300           10,953
Torchmark Corp.                                                 300           11,175
Travelers Property
  Casualty Corp. Cl. B                                        1,500           23,655
UnumProvident Corp.                                             700            9,387
XL Capital Limited Cl. A                                        100            8,300
                                                                      --------------
                                                                             680,563
                                                                      --------------

LODGING -- 0.1%
Hilton Hotels Corp.                                             500            6,395
                                                                      --------------

MACHINERY & COMPONENTS -- 0.7%
Baker Hughes, Inc.                                              400           13,428
Caterpillar, Inc.                                               400           22,264
Deere & Co.                                                     400           18,280
Dover Corp.                                                     300            8,988
Ingersoll-Rand Co. Cl. A                                        400           18,928
Pall Corp.                                                      100            2,250
                                                                      --------------
                                                                              84,138
                                                                      --------------

MANUFACTURING -- 0.4%
American Standard
  Companies, Inc.*                                              100            7,393
Applied Materials, Inc.*                                      2,100           33,306
Avery Dennison Corp.                                            100            5,020
                                                                      --------------
                                                                              45,719
                                                                      --------------

MEDICAL SUPPLIES -- 1.8%
Agilent Technologies, Inc.*                                     600           11,730
Allergan, Inc.                                                  100            7,710
Applied Biosystems
  Group-Applera Corp.                                           200            3,806

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF         MARKET
                                                         SHARES           VALUE
                                                      -------------   --------------
Bard (C.R.), Inc.                                               300   $       21,393
Bausch & Lomb, Inc.                                             100            3,750
Baxter International, Inc.                                      700           18,200
Becton, Dickinson & Co.                                         500           19,425
Biomet, Inc.                                                    300            8,598
Guidant Corp.                                                   600           26,634
Medtronic, Inc.                                                 700           33,579
St. Jude Medical, Inc.*                                         300           17,250
Stryker Corp.                                                   200           13,874
Tektronix, Inc.*                                                500           10,800
Thermo Electron Corp.*                                          200            4,204
Waters Corp.*                                                   100            2,913
Zimmer Holdings, Inc.*                                          200            9,010
                                                                      --------------
                                                                             212,876
                                                                      --------------

METALS & MINING -- 0.5%
Alcoa, Inc.                                                   1,100           28,050
Allegheny Technologies, Inc.                                    100              660
Crane Co.                                                       100            2,263
Freeport-McMoran
  Copper & Gold, Inc. Cl. B                                     100            2,450
Newmont Mining Corp.                                            500           16,230
Nucor Corp.                                                     100            4,885
Phelps Dodge Corp.*                                             100            3,834
United States Steel Corp.                                       200            3,274
                                                                      --------------
                                                                              61,646
                                                                      --------------

PHARMACEUTICALS -- 10.6%
Abbott Laboratories                                           2,000           87,520
AmerisourceBergen Corp.                                         200           13,870
Amgen, Inc.*                                                  1,720          114,277
Biogen, Inc.*                                                   400           15,200
Bristol-Myers Squibb Co.                                      2,500           67,875
Cardinal Health, Inc.                                           600           38,580
Chiron Corp.*                                                   200            8,744
Eli Lilly & Co.                                                 900           62,073
Forest Laboratories, Inc.*                                      400           21,900
Genzyme Corp.*                                                  200            8,360
Johnson & Johnson                                             3,896          201,423
King Pharmaceuticals, Inc.*                                     366            5,402
McKesson Corp.                                                  700           25,018
Medimmune, Inc.*                                                300           10,911
Merck & Co., Inc.                                             2,900          175,595
Pfizer, Inc.                                                  9,000          307,350
Schering-Plough Corp.                                         1,900           35,340
Sigma-Aldrich Corp.                                             100            5,418
Watson
  Pharmaceutical, Inc.*                                         300           12,111
Wyeth                                                         1,700           77,435
                                                                      --------------
                                                                           1,294,402
                                                                      --------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                               400           10,940
                                                                      --------------

PREPACKAGED SOFTWARE -- 4.7%
Adobe Systems, Inc.                                             300   $        9,621
BMC Software, Inc.*                                             500            8,165
Citrix Systems, Inc.*                                           200            4,072
Computer Associates
  International, Inc.                                           700           15,596
Compuware Corp.*                                                500            2,885
Electronic Arts, Inc.*                                          100            7,399
Intuit, Inc.*                                                   500           22,265
Microsoft Corp.                                              14,300          366,223
Novell, Inc.*                                                   500            1,540
Oracle Corp.*                                                 6,900           82,938
Peoplesoft, Inc.*                                               600           10,554
Siebel Systems, Inc.*                                           700            6,678
SunGard Data Systems, Inc.*                                     400           10,364
Symantec Corp.*                                                 200            8,772
Veritas Software Corp.*                                         500           14,335
                                                                      --------------
                                                                             571,407
                                                                      --------------

REAL ESTATE -- 0.2%
Equity Office
  Properties Trust                                              600           16,206
Equity Residential                                              300            7,785
                                                                      --------------
                                                                              23,991
                                                                      --------------

RESTAURANTS -- 0.5%
Darden Restaurants, Inc.                                        250            4,745
McDonald's Corp.                                              1,700           37,502
Wendy's International, Inc.                                     200            5,794
Yum! Brands, Inc.*                                              600           17,736
                                                                      --------------
                                                                              65,777
                                                                      --------------

RETAIL -- 5.6%
AutoZone, Inc.*                                                 200           15,194
Bed Bath & Beyond, Inc.*                                        300           11,643
Best Buy Co., Inc.*                                             500           21,960
Big Lots, Inc.*                                                 200            3,008
Circuit City Stores, Inc.                                       200            1,760
Costco Wholesale Corp.*                                         600           21,960
CVS Corp.                                                       600           16,818
Dollar General Corp.                                            400            7,304
Family Dollar Stores, Inc.                                      200            7,630
Federated Department
  Stores, Inc.                                                  700           25,795
The Home Depot, Inc.                                          3,300          109,296
J.C. Penney Company, Inc.                                       700           11,795
Lowe's Companies, Inc.                                        1,100           47,245
The May Department
  Stores Co.                                                    400            8,904
Office Depot, Inc.*                                             900           13,059
RadioShack Corp.                                                200            5,262
Sears, Roebuck and Co.                                          600           20,184
Staples, Inc.*                                                1,200           22,020
Tiffany & Co.                                                   100            3,268
TJX Companies, Inc.                                             700   $       13,188
Toys R Us, Inc.*                                                300            3,636
Wal-Mart Stores, Inc.                                         5,400          289,818
                                                                      --------------
                                                                             680,747
                                                                      --------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                               500            9,600
Winn-Dixie Stores, Inc.                                         200            2,462
                                                                      --------------
                                                                              12,062
                                                                      --------------

TELEPHONE UTILITIES -- 2.5%
Alltel Corp.                                                    400           19,288
AT&T Corp.                                                    1,000           19,250
AT&T Wireless
  Services, Inc.*                                             3,500           28,735
BellSouth Corp.                                               2,400           63,912
CenturyTel, Inc.                                                200            6,970
Sprint Corp. (FON Group)                                      1,700           24,480
Sprint Corp. (PCS Group)*                                       700            4,025
Verizon Communications, Inc.                                  3,600          142,020
                                                                      --------------
                                                                             308,680
                                                                      --------------

TOBACCO -- 1.5%
Altria Group, Inc.                                            3,800          172,672
Reynolds (R.J.) Tobacco
  Holdings, Inc.                                                100            3,721
UST, Inc.                                                       200            7,006
                                                                      --------------
                                                                             183,399
                                                                      --------------

TOYS, GAMES -- 0.2%
Hasbro, Inc.                                                    600           10,494
Mattel, Inc.                                                    600           11,352
                                                                      --------------
                                                                              21,846
                                                                      --------------

TRANSPORTATION -- 1.7%
Burlington Northern
  Santa Fe Corp.                                                700           19,908
Carnival Corp.                                                  800           26,008
CSX Corp.                                                       400           12,036
FedEx Corp.                                                     400           24,812
Norfolk Southern Corp.                                          500            9,600
Union Pacific Corp.                                             400           23,208
United Parcel
  Service, Inc. Cl. B                                         1,500           95,550
                                                                      --------------
                                                                             211,122
                                                                      --------------

TOTAL EQUITIES
(COST $12,129,037)                                                        11,995,922
                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL         MARKET
                                                         AMOUNT           VALUE
                                                     --------------   --------------
SHORT-TERM INVESTMENTS -- 1.3%

REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2003, 0.75%,
  due 07/01/2003(a)                                  $      164,044   $      164,044
                                                                      --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                          164,044
                                                                      --------------

TOTAL INVESTMENTS -- 100.0%
(COST $12,293,081)**                                                      12,159,966

OTHER ASSETS/
(LIABILITIES) -- (0.0%)                                                         (844)
                                                                      --------------

NET ASSETS -- 100.0%                                                  $   12,159,122
                                                                      ==============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $164,048. Collateralized by U.S. Government Agency obligation with a rate of 5.179%, maturity date of 11/01/2032 and an aggregate market value, including accrued interest, of $172,247.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                               JUNE 30, 2003
                                                                                (UNAUDITED)
                                                                              --------------
ASSETS:
        Investments, at value (cost $12,129,037) (NOTE 2)                     $   11,995,922
        Short-term investments, at amortized cost (NOTE 2)                           164,044
                                                                              --------------
            Total Investments                                                     12,159,966
        Receivables from:
            Investment adviser (NOTE 3)                                                  608
            Interest and dividends                                                    16,576
                                                                              --------------
                 Total assets                                                     12,177,150
                                                                              --------------

LIABILITIES:
        Payables for:
            Directors' fees and expenses (NOTE 3)                                        402
            Affiliates (NOTE 3):
                 Investment management fees                                            5,704
        Accrued expense and other liabilities                                         11,922
                                                                              --------------
                 Total liabilities                                                    18,028
                                                                              --------------
        NET ASSETS                                                            $   12,159,122
                                                                              ==============

NET ASSETS CONSIST OF:
        Paid-in capital                                                       $   14,420,691
        Undistributed net investment income                                           58,381
        Accumulated net realized loss on investments                              (2,186,835)
        Net unrealized depreciation on investments                                  (133,115)
                                                                              --------------
                                                                              $   12,159,122
                                                                              ==============

SHARES OUTSTANDING:                                                                1,536,068
                                                                              ==============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:               $         7.92
                                                                              ==============

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                             SIX MONTHS ENDED
                                                                              JUNE 30, 2003
                                                                                (UNAUDITED)
                                                                             ----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                              $     92,166
        Interest                                                                        283
                                                                               ------------
                 Total investment income                                             92,449
                                                                               ------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                          28,614
        Audit and legal fees                                                          9,463
        Trustee reporting                                                             1,312
        Custody fees                                                                  1,299
        Directors' fees (NOTE 3)                                                        276
        Shareholder reporting fees                                                      222
                                                                               ------------
                 Total expenses                                                      41,186
        Expenses waived (NOTE 3)                                                     (6,849)
                                                                               ------------
                 Net expenses                                                        34,337
                                                                               ------------
                 NET INVESTMENT INCOME                                               58,112
                                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                                (292,865)
            Closed futures contracts                                                  1,720
                                                                               ------------
                 Net realized loss                                                 (291,145)
                                                                               ------------
        Net change in unrealized appreciation (depreciation) on investments       1,407,604
                                                                               ------------
                 NET REALIZED AND UNREALIZED GAIN                                 1,116,459
                                                                               ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $  1,174,571
                                                                               ============

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED
                                                                                        JUNE 30, 2003         YEAR ENDED
                                                                                         (UNAUDITED)       DECEMBER 31, 2002
                                                                                       ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                          $         58,112    $          97,180
        Net realized loss on investment transactions                                           (291,145)          (1,350,834)
        Net change in unrealized appreciation (depreciation) on investments                   1,407,604           (1,263,929)
                                                                                       ----------------    -----------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   1,174,571           (2,517,583)
                                                                                       ----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                                    -              (96,830)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                          1,318,126            1,720,629
                                                                                       ----------------    -----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                               2,492,697             (893,784)
NET ASSETS:
        Beginning of period                                                                   9,666,425           10,560,209
                                                                                       ----------------    -----------------
        End of period (including undistributed net investment income of
           $58,381 and $269, respectively)                                             $     12,159,122    $       9,666,425
                                                                                       ================    =================

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   SIX MONTHS ENDED
                                                                       6/30/03          YEAR ENDED       PERIOD ENDED
                                                                     (UNAUDITED)         12/31/02          12/31/01+
                                                                   ----------------   --------------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $         7.13    $         9.21    $        10.00
                                                                    --------------    --------------    --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                       0.04              0.07              0.06***
  Net realized and unrealized gain (loss) on investments                      0.75             (2.08)            (0.80)
                                                                    --------------    --------------    --------------
       Total income (loss) from investment operations                         0.79             (2.01)            (0.74)
                                                                    --------------    --------------    --------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                     -             (0.07)            (0.05)
                                                                    --------------    --------------    --------------
NET ASSET VALUE, END OF PERIOD                                      $         7.92    $         7.13    $         9.21
                                                                    ==============    ==============    ==============
TOTAL RETURN@                                                                11.08%**         (21.80)%           (7.08)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                 $       12,159    $        9,666    $       10,560
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                    0.79%*            0.95%             0.76%*
     After expense waiver#                                                    0.66%*            0.66%             0.66%*
  Net investment income to average daily net assets                           1.12%*            0.96%             0.93%*
  Portfolio turnover rate                                                       27%**             82%               59%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001, THE YEAR ENDED DECEMBER 31, 2002 AND THE SIX MONTHS ENDED JUNE 30, 2003.

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital and future income
- invest primarily in a diversified portfolio of equity securities, which may consist of up to 35% foreign securities
-    utilize a growth-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which:
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's shares returned 12.96%, outpacing the 11.75% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, investors continued to be challenged by the market environment, as the impending war with Iraq combined with a continuation of generally downward economic data to create a great deal of uncertainty in the markets. For the period, large cap stocks performed slightly better than the broader market and small- and mid cap stocks declined the most.

The largest relative contributor to performance during the quarter was strong stock selection in the consumer staples area. Our holdings in Avon Products boosted results as sales initiatives and new product launches helped the company sustain solid growth. Meanwhile, avoiding tobacco giant Altria (formerly known as Philip Morris) proved wise, as Altria's shares dropped precipitously when the company lost momentum in both the courts as well as in the domestic cigarette market. We also did not own Coca-Cola, which underperformed on slowing volume growth and the announcement of significant layoffs.

Other contributors during the first quarter included our strong stock selection in leisure and biotechnology. Comcast, the number-one U.S. cable company, was another strong performer, as much better than expected subscriber results after its AT&T Broadband merger helped the company post a narrower fourth quarter loss and issue a strong 2003 forecast. Online conglomerate USA Interactive posted an impressive fourth quarter as a result of strong e-commerce operations in travel, including majority investments in Expedia and Hotels.com and its online dating service, Match.com, to name a few. Amgen performed well on strong earnings and cash flow growth from its existing line of drugs and expected sales from several promising new drugs in the pipeline.

Tyco International and Northrop Grumman, the largest detractors in industrial goods & services, held back results. Despite shoring up its corporate balance sheet with a recent refinancing, Tyco suffered from renewed accounting concerns late in the quarter. Defense giant Northrop Grumman significantly lowered the range for its projected 2003 earnings to reflect higher interest payments as it reduces its debt.

In the second quarter, investors' appetite for stocks returned, providing a substantial boost to the equity markets. The largest contributor to performance during this period was in the health care sector. Biotechnology concern Genentech surged after announcing robust trial results for its new cancer drug, Avastin, an innovative new type of medication designed to combat cancer by cutting off the blood supply to tumors. Boston Scientific also performed well in anticipation of strong sales and the potential to gain market share from the launch of its drug-coated stent product.

Holdings among brokerage firms Merrill Lynch and Goldman Sachs were also a source of strength during the second quarter. Positive fixed-income trading results, together with cost-cutting efforts, helped both companies sustain their returns on equity, despite ongoing investment banking weakness. Citigroup benefited from these factors, as well as growth in retail banking and credit card income.

In leisure, Interactive Corp. (formerly USA Interactive) benefited from a continued shift toward online travel bookings via its Internet properties, Hotels.com and recently purchased Expedia.com. Shares of media giant AOL Time Warner marched upward on an improving balance sheet and strong performance from its film entertainment division, as the company continues to transition its subscriber base to broadband from dial-up service.

WHAT IS YOUR OUTLOOK?

While we are encouraged by the market's rebound during the second quarter, we believe recuperation in general business conditions will remain gradual. First quarter earnings surprised to the upside, due in part to cost-cutting efforts, a weaker dollar and conservative expectations. It is likely that this theme will persist for much of 2003. Better earnings would presumably shore up investors' confidence in CEOs, while narrower corporate bond spreads may signal the arrival of long-awaited stimulus from prior Federal Reserve easings. That said, we are somewhat concerned that looming federal and state budget deficits, together with a (thus far) jobless economic recovery, could slow near-term growth prospects.

                             MML GROWTH EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/03)

          Microsoft Corp.
          Pfizer, Inc.
          The Home Depot, Inc.
          Amgen, Inc.
          General Electric Co.
          Target Corp.
          Cisco Systems, Inc.
          Merrill Lynch & Co., Inc.
          Citigroup, Inc.
          AOL Time Warner, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Growth Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                       SINCE
                                                     INCEPTION
                             YEAR                     AVERAGE
                           TO DATE       ONE YEAR      ANNUAL
                           1/1/03 -      7/1/02 -     5/3/99 -
                            6/30/03       6/30/03     6/30/03
MML Growth
Equity Fund                 12.96%        -0.32%       -6.93%
-------------------------------------------------------------
S&P 500 Index               11.75%         0.25%       -5.96%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


           MML Growth Equity Fund   S&P 500 Index
5/3/1999                 $ 10,000        $ 10,000
6/99                     $ 10,650        $ 10,306
6/00                     $ 13,490        $ 11,053
6/01                     $ 10,098        $  9,415
6/02                     $  7,442        $  7,723
6/03                     $  7,418        $  7,742

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                        NUMBER OF         MARKET
                                                         SHARES           VALUE
                                                      -------------   --------------
EQUITIES -- 96.2%

AEROSPACE & DEFENSE -- 1.2%
Northrop Grumman Corp.                                        1,100   $       94,919
United Technologies Corp.                                     1,700          120,411
                                                                      --------------
                                                                             215,330
                                                                      --------------

AIR TRANSPORTATION -- 0.2%
JetBlue Airways Corp.*                                          800           33,832
                                                                      --------------

AUTOMOTIVE & PARTS -- 0.5%
Bayerische Motoren
  Werke AG                                                    2,200           84,633
                                                                      --------------

BANKING, SAVINGS & LOANS -- 5.3%
Bank of New York Co., Inc.                                    2,300           66,125
Capital One Financial Corp.                                     800           39,344
Citigroup, Inc.                                               8,400          359,520
Fannie Mae                                                    3,500          236,040
Northern Trust Corp.                                          1,200           50,148
SLM Corp.                                                     5,920          231,886
                                                                      --------------
                                                                             983,063
                                                                      --------------

BEVERAGES -- 1.2%
Anheuser-Busch
  Companies, Inc.                                               220           11,231
PepsiCo, Inc.                                                 4,660          207,370
                                                                      --------------
                                                                             218,601
                                                                      --------------

BROADCASTING, PUBLISHING & PRINTING -- 9.6%
AOL Time Warner, Inc.*                                       21,750          349,958
Clear Channel
  Communications, Inc.*                                       7,950          337,001
Comcast Corp. Cl. A*                                          6,638          200,335
InterActiveCorp*                                              7,140          282,530
Liberty Media Corp. Cl. A*                                    8,000           92,480
Tribune Co.                                                   3,800          183,540
Viacom, Inc. Cl. B*                                           7,544          329,371
                                                                      --------------
                                                                           1,775,215
                                                                      --------------

COMMERCIAL SERVICES -- 2.4%
Apollo Group, Inc. Cl. A*                                       940           58,054
Career Education Corp.*                                         100            6,842
Cendant Corp.*                                                8,300          152,056
eBay, Inc.*                                                   1,580          164,604
Manpower, Inc.                                                1,100           40,799
Weight Watchers
  International, Inc.*                                          600           27,294
                                                                      --------------
                                                                             449,649
                                                                      --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.2%
Cadence Design
  Systems, Inc.*                                              3,300           39,798
                                                                      --------------

COMPUTERS & INFORMATION -- 3.7%
Cisco Systems, Inc.*                                         22,120   $      369,183
Dell Computer Corp.*                                          9,710          310,332
                                                                      --------------
                                                                             679,515
                                                                      --------------

COMPUTERS & OFFICE EQUIPMENT -- 2.5%
Hewlett-Packard Co.                                           6,600          140,580
International Business
  Machines Corp.                                              3,920          323,400
                                                                      --------------
                                                                             463,980
                                                                      --------------

COSMETICS & PERSONAL CARE -- 3.0%
Avon Products, Inc.                                           5,460          339,612
The Procter & Gamble Co.                                      2,410          214,924
                                                                      --------------
                                                                             554,536
                                                                      --------------

DATA PROCESSING & PREPARATION -- 1.3%
First Data Corp.                                              5,880          243,667
                                                                      --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.3%
Analog Devices, Inc.*                                         7,800          271,596
General Electric Co.                                         13,990          401,233
Intel Corp.                                                  10,720          222,805
Linear Technology Corp.                                       5,800          186,818
Microchip Technology, Inc.                                    6,390          157,386
Novellus Systems, Inc.*                                       3,100          113,525
Taiwan Semiconductor
  Manufacturing Co.
  Limited Sponsored ADR*                                     14,800          149,184
Xilinx, Inc.*                                                   700           17,717
                                                                      --------------
                                                                           1,520,264
                                                                      --------------

ENERGY -- 3.0%
BJ Services Co.*                                              2,010           75,094
EnCana Corp.                                                  3,700          141,969
Noble Corp.*                                                  2,100           72,030
Schlumberger Limited                                          5,500          261,635
                                                                      --------------
                                                                             550,728
                                                                      --------------

ENTERTAINMENT & LEISURE -- 1.2%
The Walt Disney Co.                                          11,490          226,928
                                                                      --------------

FINANCIAL SERVICES -- 4.5%
American Express Co.                                          5,670          237,063
The Goldman Sachs
  Group, Inc.                                                 2,710          226,963
Merrill Lynch & Co., Inc.                                     7,880          367,838
                                                                      --------------
                                                                             831,864
                                                                      --------------

FOODS -- 0.5%
Starbucks Corp.*                                              3,500           85,820
                                                                      --------------

HEALTHCARE -- 1.0%
Caremark Rx, Inc.*                                            3,400   $       87,312
Wellpoint Health
  Networks, Inc.*                                             1,200          101,160
                                                                      --------------
                                                                             188,472
                                                                      --------------

INDUSTRIAL - DIVERSIFIED -- 3.3%
3M Co.                                                        2,450          316,001
Tyco International Limited                                   15,580          295,708
                                                                      --------------
                                                                             611,709
                                                                      --------------

INSURANCE -- 2.2%
Aetna, Inc.                                                   2,200          132,440
Travelers Property
  Casualty Corp. Cl. A                                        7,700          122,430
XL Capital Limited Cl. A                                      1,730          143,590
                                                                      --------------
                                                                             398,460
                                                                      --------------

INTERNET CONTENT -- 0.2%
BEA Systems, Inc.*                                            3,400           36,924
                                                                      --------------

LODGING -- 0.4%
MGM Mirage, Inc.*                                             2,200           75,196
                                                                      --------------

MANUFACTURING -- 0.2%
Lam Research Corp.*                                           1,500           27,315
                                                                      --------------

MEDICAL SUPPLIES -- 3.1%
Becton, Dickinson & Co.                                       1,600           62,160
Boston Scientific Corp.*                                      1,320           80,652
Guidant Corp.                                                 2,800          124,292
Medtronic, Inc.                                               2,320          111,290
St. Jude Medical, Inc.*                                       3,500          201,250
                                                                      --------------
                                                                             579,644
                                                                      --------------

PHARMACEUTICALS -- 15.0%
Abbott Laboratories                                           7,900          345,704
Amgen, Inc.*                                                  6,260          415,914
Biogen, Inc.*                                                 1,500           57,000
Forest Laboratories, Inc.*                                    1,600           87,600
Genentech, Inc.*                                              2,170          156,500
Genzyme Corp.*                                                  600           25,080
Gilead Sciences, Inc.*                                          900           50,022
Johnson & Johnson                                             3,920          202,664
McKesson Corp.                                                2,600           92,924
Medimmune, Inc.*                                              1,800           65,466
Novartis AG                                                   1,800           71,227
Omnicare, Inc.                                                2,200           74,338
Pfizer, Inc.                                                 18,462          630,477
Schering-Plough Corp.                                        10,200          189,720
Wyeth                                                         6,500          296,075
                                                                      --------------
                                                                           2,760,711
                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF         MARKET
                                                         SHARES           VALUE
                                                      -------------   --------------
PREPACKAGED SOFTWARE -- 6.0%
Microsoft Corp.                                              28,680   $      734,495
Oracle Corp.*                                                18,310          220,086
Veritas Software Corp.*                                       5,506          157,857
                                                                      --------------
                                                                           1,112,438
                                                                      --------------

RESTAURANTS -- 0.6%
McDonald's Corp.                                              5,200          114,712
                                                                      --------------

RETAIL -- 11.6%
Bed Bath & Beyond, Inc.*                                      2,510           97,413
Best Buy Co., Inc.*                                           4,800          210,816
CVS Corp.                                                     3,400           95,302
The Home Depot, Inc.                                         12,750          422,280
Kohl's Corp.*                                                 5,700          292,866
Lowe's Companies, Inc.                                        5,900          253,405
Target Corp.                                                 10,380          392,779
TJX Companies, Inc.                                             500            9,420
Wal-Mart Stores, Inc.                                         5,790          310,749
Williams-Sonoma, Inc.*                                        1,600           46,720
                                                                      --------------
                                                                           2,131,750
                                                                      --------------

TELEPHONE UTILITIES -- 1.4%
AT&T Wireless
  Services, Inc.*                                            14,000          114,940
Sprint Corp. (PCS Group)*                                    22,300          128,225
Vodafone Group PLC
  Sponsored ADR                                                 460            9,039
                                                                      --------------
                                                                             252,204
                                                                      --------------

TOBACCO -- 1.0%
Altria Group, Inc.                                            3,900          177,216
                                                                      --------------

TRANSPORTATION -- 1.6%
Carnival Corp.                                                1,700           55,267
FedEx Corp.                                                   2,800          173,684
United Parcel
  Service, Inc. Cl. B                                         1,100           70,070
                                                                      --------------
                                                                             299,021
                                                                      --------------

TOTAL EQUITIES
(COST $16,287,683)                                                        17,723,195
                                                                      --------------

RIGHTS -- 0.0%

COMPUTERS & INFORMATION
Seagate Technology*+                                         11,100                -
                                                                      --------------

TOTAL RIGHTS
(COST $0)                                                                          -
                                                                      --------------

TOTAL LONG TERM INVESTMENTS
(COST $16,287,683)                                                        17,723,195
                                                                      --------------

                                                        PRINCIPAL         MARKET
                                                         AMOUNT           VALUE
                                                      -------------   --------------
SHORT-TERM INVESTMENTS -- 13.5%

CASH EQUIVALENTS -- 7.7%**
Bank of Montreal
  Eurodollar Time Deposit
  1.080% 07/02/2003                                   $      30,163   $       30,163
Bank of Montreal
  Eurodollar Time Deposit
  1.150% 07/09/2003                                          23,654           23,654
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.530% 09/09/2003                                         150,814          150,814
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.500% 05/18/2004                                         150,814          150,814
Den Danske Bank
  Eurodollar Time Deposit
  1.040% 07/28/2003                                          30,163           30,163
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                                91,451           91,451
Goldman Sachs Group, Inc.
  Medium Term Note
  1.130% 09/17/2003                                          15,081           15,081
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2003                                         117,635          117,635
Merrill Lynch & Co.
  Medium Term Note
  1.615% 11/26/2003                                          22,622           22,622
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                65,540           65,540
Merrimac Money
  Market Fund                                               246,580          246,580
Metropolitan Life Insurance
  Co. Funding Agreement
  1.350% 11/03/2003                                          75,407           75,407
Morgan Stanley Dean
  Witter & Co.
  1.455% 01/29/2004                                          60,325           60,325
National Bank of Commerce
  1.073% 11/19/2003                                          37,703           37,703
Royal Bank of Canada
  Eurodollar Time Deposit
  1.031% 07/07/2003                                         135,732          135,732
Royal Bank of Canada
  Eurodollar Time Deposit
  1.300% 07/01/2003                                          90,488           90,488
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/28/2003                                          75,407           75,407
                                                                      --------------
                                                                           1,419,579
                                                                      --------------

REPURCHASE AGREEMENT -- 5.8%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2003, 0.75%,
  due 07/01/2003(a)                                   $   1,074,531   $    1,074,531
                                                                      --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                        2,494,110
                                                                      --------------

TOTAL INVESTMENTS -- 109.7%
(COST $18,781,793)***                                                     20,217,305

OTHER ASSETS/
(LIABILITIES) -- (9.7%)                                                   (1,793,712)
                                                                      --------------

NET ASSETS -- 100.0%                                                  $   18,423,593
                                                                      ==============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
*   Non-income producing security.
**  Represents investments of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $1,074,553. Collateralized by U.S. Government Agency obligation with a rate of 3.899%, maturity date of 06/01/2018, and an aggregate market value, including accrued interest, of $1,128,356.
+ This security is valued in good faith under procedures established by the board of directors.

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                         JUNE 30, 2003
                                                                                                          (UNAUDITED)
                                                                                                        --------------
ASSETS:
        Investments, at value (cost $16,287,683) (NOTE 2)                                               $   17,723,195
        Short-term investments, at amortized cost (NOTE 2)                                                   2,494,110
                                                                                                        --------------
            Total Investments (including securities on loan with market values of $1,365,533)               20,217,305
        Cash                                                                                                       171
        Receivables from:
            Investments sold                                                                                   396,257
            Investment adviser (NOTE 3)                                                                          8,540
            Interest and dividends                                                                              12,361
            Foreign taxes withheld                                                                               2,619
                                                                                                        --------------
                 Total assets                                                                               20,637,253
                                                                                                        --------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                              763,849
            Securities on loan (NOTE 2)                                                                      1,419,579
            Directors' fees and expenses (NOTE 3)                                                                3,155
            Affiliates (NOTE 3):
                 Investment management fees                                                                     12,573
        Accrued expense and other liabilities                                                                   14,504
                                                                                                        --------------
                 Total liabilities                                                                           2,213,660
                                                                                                        --------------
        NET ASSETS                                                                                      $   18,423,593
                                                                                                        ==============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                                 $   44,488,629
        Undistributed net investment income                                                                      2,184
        Accumulated net realized loss on investments and foreign currency translations                     (27,503,171)
        Net unrealized appreciation on investments, foreign currency and other assets and liabilities        1,435,951
                                                                                                        --------------
                                                                                                        $   18,423,593
                                                                                                        ==============

SHARES OUTSTANDING:                                                                                          2,974,262
                                                                                                        ==============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                         $         6.19
                                                                                                        ==============

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30, 2003
                                                                                     (UNAUDITED)
                                                                                  -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $887)                                 $        74,411
        Interest (including securities lending income of $651)                               2,784
                                                                                   ---------------
                 Total investment income                                                    77,195
                                                                                   ---------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                 67,032
        Custody fees                                                                        34,798
        Audit and legal fees                                                                 9,561
        Trustee reporting                                                                    4,356
        Directors' fees (NOTE 3)                                                               418
        Shareholder reporting fees                                                             350
                                                                                   ---------------
                 Total expenses                                                            116,515
        Expenses waived (NOTE 3)                                                           (40,266)
        Fees paid indirectly (NOTE 3)                                                       (4,427)
                                                                                   ---------------
                 Net expenses                                                               71,822
                                                                                   ---------------
                 NET INVESTMENT INCOME                                                       5,373
                                                                                   ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on:
            Investment transactions                                                        320,990
            Foreign currency transactions                                                       81
                                                                                   ---------------
                 Net realized gain                                                         321,071
                                                                                   ---------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                  1,758,418
            Translation of assets and liabilities in foreign currencies                         42
                                                                                   ---------------
                 Net unrealized gain                                                     1,758,460
                                                                                   ---------------
                 NET REALIZED AND UNREALIZED GAIN                                        2,079,531
                                                                                   ---------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $     2,084,904
                                                                                   ===============

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED
                                                                                         JUNE 30, 2003         YEAR ENDED
                                                                                          (UNAUDITED)      DECEMBER 31, 2002
                                                                                       ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income (loss)                                                   $          5,373    $         (28,905)
        Net realized gain (loss) on investment transactions and
           foreign currency transactions                                                        321,071           (6,917,966)
        Net change in unrealized appreciation (depreciation) on investments
           and translation of assets and liabilities in foreign currencies                    1,758,460           (2,868,418)
                                                                                       ----------------    -----------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   2,084,904           (9,815,289)
                                                                                       ----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                                    -                    -
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                           (229,441)         (18,361,105)
                                                                                       ----------------    -----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                               1,855,463          (28,176,394)
NET ASSETS:
        Beginning of period                                                                  16,568,130           44,744,524
                                                                                       ----------------    -----------------
        End of period (including undistributed net investment income of
           $2,184 and accumulated net investment loss of $3,189, respectively)         $     18,423,593    $      16,568,130
                                                                                       ================    =================

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS ENDED
                                                      6/30/03         YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                    (UNAUDITED)        12/31/02        12/31/01        12/31/00       12/31/99+
                                                 ----------------     -----------     -----------     -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD              $         5.48      $      7.59     $     10.15     $     13.01    $     10.00
                                                  --------------      -----------     -----------     -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              0.00#           (0.01)          (0.00)#         (0.01)         (0.00)#
  Net realized and unrealized gain
     (loss) on investments                                  0.71            (2.10)          (2.56)          (0.77)          3.01
                                                  --------------      -----------     -----------     -----------    -----------
       Total income (loss) from investment
          operations                                        0.71            (2.11)          (2.56)          (0.78)          3.01
                                                  --------------      -----------     -----------     -----------    -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   -                -           (0.00)##        (0.00)##           -
  Tax return of capital                                        -                -               -           (0.00)##           -
  From net realized gains                                      -                -               -           (2.08)             -
                                                  --------------      -----------     -----------     -----------    -----------
       Total distributions                                     -                -           (0.00)          (2.08)             -
                                                  --------------      -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD                    $         6.19      $      5.48     $      7.59     $     10.15    $     13.01
                                                  ==============      ===========     ===========     ===========    ===========
TOTAL RETURN@                                              12.96%**        (27.80)%        (25.20)%         (6.54)%        30.10%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $       18,424      $    16,568     $    44,745     $    53,081    $    39,487
  Ratio of expenses to average daily net assets:
     Before expense waiver                                  1.39%*           1.08%           0.99%           1.08%          0.77%**
     After expense waiver###                                0.86%*(a)        0.89%(a)        0.91%           0.91%          0.61%**
  Net investment income (loss) to average daily
     net assets                                             0.06%*          (0.10)%         (0.06)%         (0.10)%        (0.04)%**
  Portfolio turnover rate                                    138%**           219%            292%            271%           106%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
#    NET INVESTMENT INCOME (LOSS) IS LESS THAN $0.01 PER SHARE.
## DISTRIBUTIONS FROM NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
### COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 3, 1999 THROUGH DECEMBER 31, 1999, THE YEARS ENDING DECEMBER 31, 2000, 2001 AND 2002 AND THE SIX MONTHS ENDED JUNE 30, 2003.
(a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE RELATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML OTC 100 FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital through performance that closely tracks that of the NASDAQ 100 Index
- invest at least 80% of its assets in a portfolio of equity securities mirroring the sector and stock weightings of the NASDAQ 100 Index

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's shares returned 21.74%, nearly in line with the 22.08% return of the NASDAQ 100 Index.

The NASDAQ 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

After starting off the new year on a positive note, equity markets peaked during the second week of January and then started a sustained decline, as fears surrounding the impending war with Iraq impacted markets globally. By the beginning of March a "war relief" rally took place, erasing much of the quarter's decline, as investors turned optimistic that any war would not last very long. Economic activity, however, subsequently slowed as geopolitical concerns reverberated throughout the economy. Virtually every major indicator proved weaker than expected, as full-year GDP (Gross Domestic Product) growth estimates continued to be reduced.

Against this backdrop, sector performance during the first quarter was led by telecommunication services, which advanced 16.00%, and consumer discretionary, which gained 12.33%. The worst-performing sector during the period was materials, which was down 11.03%. Information technology continued to dominate this benchmark, accounting for 58.1% of the market capitalization for the period ending March 31.

Economic and political conditions continued to improve during the second quarter, leading investors to favor equities. Additionally, the low interest rate environment and yields on bond investments drew more attention to equities in the quest for returns. Add to the mix a boost from both a $350 billion U.S. tax cut and the declining value of the dollar (which benefits U.S. companies selling products and services overseas), and the case for owning equities became stronger. While the road to resolution in Iraq is by no means resolved, the conclusion of active military operations provided the markets with greater stability not seen in the last two years.

During the second quarter, sector performance was led by telecommunication services, which gained 35.03%, and capital goods, which returned 31.41%. As in the first quarter, information technology continued to dominate this benchmark, accounting for 56.1% of the market capitalization.

WHAT IS YOUR OUTLOOK?

Economic conditions are expected to continue improving due to newly initiated fiscal and monetary policy stimuli. A second-half economic rebound, evidenced by improved economic and earnings forecasts, should translate to sustained equity performance. Large cap, high-quality stocks, which have lagged so far this year, should regain favor. While stocks may consolidate recent gains, the intermediate-term outlook remains constructive.

                                MML OTC 100 FUND
                        LARGEST STOCK HOLDINGS (6/30/03)

          Microsoft Corp.
          Intel Corp.
          Cisco Systems, Inc.
          Amgen, Inc.
          Qualcomm, Inc.
          Dell Computer Corp.
          Comcast Corp. Cl. A
          Oracle Corp.
          eBay, Inc.
          Nextel Communications, Inc. Cl. A

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                               SINCE
                                                              INCEPTION
                                    YEAR                       AVERAGE
                                   TO DATE     ONE YEAR        ANNUAL
                                   1/1/03 -    7/1/02 -       5/1/00 -
                                    6/30/03     6/30/03        6/30/03
MML OTC 100 Fund                    21.74%       14.07%        -30.91%
-----------------------------------------------------------------------
NASDAQ 100 Index                    22.08%       14.29%        -30.32%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               MML OTC 100 FUND        NASDAQ 100 INDEX
5/1/00                 $ 10,000                $ 10,000
6/00                   $  9,820                $  9,976
6/01                   $  4,761                $  4,858
6/02                   $  2,718                $  2,787
6/03                   $  3,101                $  3,185

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE NASDAQ 100 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML OTC 100 FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                          NUMBER OF           MARKET
                                                           SHARES             VALUE
                                                          ---------           ------
EQUITIES -- 96.2%

ADVERTISING -- 0.5%
Lamar Advertising Co.*                                          594       $       20,915
Monster Worldwide, Inc.*                                        868               17,126
                                                                          --------------
                                                                                  38,041
                                                                          --------------

AIR TRANSPORTATION -- 0.3%
Ryanair Holdings PLC
  Sponsored ADR*                                                442               19,846
                                                                          --------------

APPAREL, TEXTILES & SHOES -- 0.3%
Ross Stores, Inc.                                               548               23,421
                                                                          --------------

AUTOMOTIVE & PARTS -- 0.9%
Paccar, Inc.                                                    947               63,979
                                                                          --------------

BROADCASTING, PUBLISHING & PRINTING -- 5.0%
Comcast Corp. Cl. A*                                          6,891              207,970
InterActiveCorp*                                              3,792              150,049
                                                                          --------------
                                                                                 358,019
                                                                          --------------

COMMERCIAL SERVICES -- 5.7%
Apollo Group, Inc. Cl. A*                                     1,287               79,485
Cintas Corp.                                                  1,487               52,699
eBay, Inc.*                                                   1,720              179,190
Fastenal Co.                                                    528               17,920
Paychex, Inc.                                                 2,587               75,825
                                                                          --------------
                                                                                 405,119
                                                                          --------------

COMMUNICATIONS -- 8.7%
ADC
  Telecommunications, Inc.*                                   7,285               16,959
Ciena Corp.*                                                  3,746               19,442
EchoStar Communications
  Corp. Cl. A*                                                1,823               63,112
Juniper Networks, Inc.*                                       1,800               22,266
Network Appliance, Inc.*                                      2,582               41,854
Nextel Communications,
  Inc. Cl. A*                                                 9,274              167,674
PanAmSat Corp.*                                               1,472               27,129
Qualcomm, Inc.                                                6,913              247,140
Tellabs, Inc.*                                                1,709               11,228
                                                                          --------------
                                                                                 616,804
                                                                          --------------

COMMUNICATIONS EQUIPMENT -- 0.1%
Ericsson (LM) Cl. B
  Sponsored ADR*                                                862                9,163
                                                                          --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.1%
Sun Microsystems, Inc.*                                      10,194               46,892
Synopsys, Inc.*                                                 493               30,492
                                                                          --------------
                                                                                  77,384
                                                                          --------------

COMPUTER PROGRAMMING SERVICES -- 0.7%
Mercury Interactive Corp.*                                      662       $       25,560
VeriSign, Inc.*                                               1,630               22,543
                                                                          --------------
                                                                                  48,103
                                                                          --------------

COMPUTERS & INFORMATION -- 9.1%
Apple Computer, Inc.*                                         3,701               70,763
CDW Corp.*                                                      635               29,083
Cisco Systems, Inc.*                                         18,205              303,841
Comverse Technology, Inc.*                                    1,418               21,313
Dell Computer Corp.*                                          6,860              219,246
                                                                          --------------
                                                                                 644,246
                                                                          --------------

CONTAINERS -- 0.3%
Smurfit-Stone
  Container Corp.*                                            1,744               22,724
                                                                          --------------

DATA PROCESSING & PREPARATION -- 0.9%
Fiserv, Inc.*                                                 1,758               62,602
                                                                          --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 15.8%
Altera Corp.*                                                 3,912               64,157
American Power
  Conversion Corp.*                                           1,435               22,372
Broadcom Corp. Cl. A*                                         1,383               34,450
Flextronics
  International Limited*                                      4,098               42,578
Gentex Corp.*                                                   578               17,693
Intel Corp.                                                  16,612              345,264
JDS Uniphase Corp.*                                          11,675               40,979
Kla-Tencor Corp.*                                             1,671               77,685
Linear Technology Corp.                                       3,033               97,693
Maxim Integrated
  Products, Inc.                                              3,305              112,998
Microchip Technology, Inc.                                    1,231               30,320
Molex, Inc.                                                     715               19,298
Novellus Systems, Inc.*                                       1,110               40,649
Nvidia Corp.*                                                 1,254               28,855
Qlogic Corp.*                                                   696               33,638
RF Micro Devices, Inc.*                                       1,516                9,126
Sanmina-SCI Corp.*                                            3,957               24,969
Xilinx, Inc.*                                                 3,245               82,131
                                                                          --------------
                                                                               1,124,855
                                                                          --------------

ENERGY -- 0.3%
Patterson-UTI Energy, Inc.*                                     602               19,505
                                                                          --------------

FOODS -- 1.4%
Starbucks Corp.*                                              3,940               96,609
                                                                          --------------

HEALTHCARE -- 1.6%
Express Scripts, Inc.*                                          506               34,570
First Health Group Corp.*                                       719               19,844
Human Genome
  Sciences, Inc.*                                               933       $       11,868
Lincare Holdings, Inc.*                                         731               23,034
Patterson Dental Co.*                                           475               21,555
                                                                          --------------
                                                                                 110,871
                                                                          --------------

INFORMATION RETRIEVAL SERVICES -- 1.0%
Yahoo!, Inc.*                                                 2,106               68,993
                                                                          --------------

INTERNET CONTENT -- 0.4%
BEA Systems, Inc.*                                            2,702               29,344
                                                                          --------------

MANUFACTURING -- 1.4%
Applied Materials, Inc.*                                      6,230               98,808
                                                                          --------------

MEDICAL SUPPLIES -- 1.3%
Biomet, Inc.                                                  2,521               72,252
Dentsply International, Inc.                                    547               22,372
                                                                          --------------
                                                                                  94,624
                                                                          --------------

MISCELLANEOUS -- 0.8%
Nasdaq-100 Index
  Tracking Stock*                                             2,006               60,080
                                                                          --------------

PHARMACEUTICALS -- 12.7%
Amgen, Inc.*                                                  4,364              289,944
Biogen, Inc.*                                                 1,324               50,312
Cephalon, Inc.*                                                 368               15,147
Chiron Corp.*                                                 1,893               82,762
Genzyme Corp.*                                                1,966               82,179
Gilead Sciences, Inc.*                                        1,430               79,479
Henry Schein, Inc.*                                             298               15,597
ICOS Corp.*                                                     439               16,133
Idec Pharmaceuticals Corp.*                                   1,222               41,548
Invitrogen Corp.*                                               342               13,123
Medimmune, Inc.*                                              1,959               71,249
Millennium
  Pharmaceuticals, Inc.*                                      2,364               37,186
Sigma-Aldrich Corp.                                             492               26,657
Teva Pharmaceutical
  Sponsored ADR                                               1,405               79,987
                                                                          --------------
                                                                                 901,303
                                                                          --------------

PREPACKAGED SOFTWARE -- 20.2%
Adobe Systems, Inc.                                           1,648               52,851
Brocade Communications
  Systems, Inc.*                                              1,898               11,179
Check Point Software
  Technologies Limited*                                       1,764               34,486
Citrix Systems, Inc.*                                         1,425               29,013
Compuware Corp.*                                              1,697                9,792
Electronic Arts, Inc.*                                        1,066               78,873
Intuit, Inc.*                                                 1,877               83,583

    The accompanying notes are an integral part of the financial statements.

                                                          NUMBER OF           MARKET
                                                           SHARES             VALUE
                                                          ---------           ------
Microsoft Corp.                                              26,827       $      687,039
Oracle Corp.*                                                15,872              190,781
Peoplesoft, Inc.*                                             3,246               57,097
Pixar, Inc.*                                                    390               23,728
Siebel Systems, Inc.*                                         4,179               39,868
Symantec Corp.*                                               1,124               49,299
Veritas Software Corp.*                                       3,086               88,476
                                                                          --------------
                                                                               1,436,065
                                                                          --------------

RETAIL -- 3.7%
Bed Bath & Beyond, Inc.*                                      2,886              112,006
Costco Wholesale Corp.*                                       1,747               63,940
Dollar Tree Stores, Inc.*                                       799               25,352
Petsmart, Inc.*                                               1,023               17,053
Staples, Inc.*                                                2,370               43,489
                                                                          --------------
                                                                                 261,840
                                                                          --------------

RETAIL - GROCERY -- 0.3%
Whole Foods Market, Inc.*                                       424               20,153
                                                                          --------------

RETAIL - INTERNET -- 1.0%
Amazon.com, Inc.*                                             1,888               68,893
                                                                          --------------

TRANSPORTATION -- 0.7%
Expeditors International of
  Washington, Inc.                                              745               25,807
Robinson (C.H.)
  Worldwide, Inc.                                               608               21,620
                                                                          --------------
                                                                                  47,427
                                                                          --------------

TOTAL EQUITIES
(COST $6,579,725)                                                              6,828,821
                                                                          --------------

                                                          PRINCIPAL           MARKET
                                                           AMOUNT             VALUE
                                                          ---------           ------
SHORT-TERM INVESTMENTS -- 4.0%

REPURCHASE AGREEMENT -- 3.6%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2003, 0.75%,
  due 07/01/2003(a)                                    $      250,130     $      250,130
                                                                          --------------

U.S. TREASURY BILLS -- 0.4%
U.S. Treasury Bill**
  1.020% 07/17/2003                                            20,000             19,991
U.S. Treasury Bill**
  1.130% 07/24/2003                                            10,000              9,993
                                                                          --------------
                                                                                  29,984
                                                                          --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                              280,114
                                                                          --------------

TOTAL INVESTMENTS -- 100.2%
(COST $6,859,839)***                                                           7,108,935

OTHER ASSETS/
(LIABILITIES) -- (0.2%)                                                          (12,621)
                                                                          --------------

NET ASSETS -- 100.0%                                                      $    7,096,314
                                                                          ==============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
*   Non-income producing security.
** This security is held as collateral for open futures contracts. (NOTE 2). *** Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $250,136. Collateralized by U.S. Government Agency obligation with a rate of 3.908%, maturity date of 06/01/2026 and aggregate market value, including accrued interest, of $263,400.

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                   JUNE 30, 2003
                                                                                    (UNAUDITED)
                                                                                  ----------------
ASSETS:
        Investments, at value (cost $6,579,725) (NOTE 2)                          $      6,828,821
        Short-term investments, at amortized cost (NOTE 2)                                 280,114
                                                                                  ----------------
            Total Investments                                                            7,108,935
        Receivables from:
            Investment adviser (NOTE 3)                                                      5,137
            Interest and dividends                                                             156
            Variation margin on open futures contracts (NOTE 2)                                440
                                                                                  ----------------
                 Total assets                                                            7,114,668
                                                                                  ----------------

LIABILITIES:
        Payables for:
            Investments purchased                                                            2,897
            Directors' fees and expenses (NOTE 3)                                            1,766
            Affiliates (NOTE 3):
                 Investment management fees                                                  2,782
        Accrued expense and other liabilities                                               10,909
                                                                                  ----------------
                 Total liabilities                                                          18,354
                                                                                  ----------------
        NET ASSETS                                                                $      7,096,314
                                                                                  ================

NET ASSETS CONSIST OF:
        Paid-in capital                                                           $     17,805,594
        Accumulated net investment loss                                                    (11,150)
        Accumulated net realized loss on investments and futures contracts             (10,941,543)
        Net unrealized appreciation on investments and futures contracts                   243,413
                                                                                  ----------------
                                                                                  $      7,096,314
                                                                                  ================
SHARES OUTSTANDING:                                                                      2,302,131
                                                                                  ================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                   $           3.08
                                                                                  ================

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30, 2003
                                                                                     (UNAUDITED)
                                                                                  ----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $37)                                 $          4,872
        Interest                                                                               433
                                                                                  ----------------
                 Total investment income                                                     5,305
                                                                                  ----------------

EXPENSES (NOTE 2):
        Custody fees                                                                        12,239
        Investment management fees (NOTE 3)                                                 11,873
        Audit and legal fees                                                                 9,851
        Trustee reporting                                                                    4,356
        Directors' fees (NOTE 3)                                                               133
        Shareholder reporting fees                                                             101
                                                                                  ----------------
                 Total expenses                                                             38,553
        Expenses waived (NOTE 3)                                                           (23,778)
                                                                                  ----------------
                 Net expenses                                                               14,775
                                                                                  ----------------
                 NET INVESTMENT LOSS                                                        (9,470)
                                                                                  ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                                       (364,609)
            Closed futures contracts                                                        40,521
                                                                                  ----------------
                 Net realized loss                                                        (324,088)
                                                                                  ----------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                  1,420,039
            Open futures contracts                                                               4
                                                                                  ----------------
                 Net unrealized gain                                                     1,420,043
                                                                                  ----------------
                 NET REALIZED AND UNREALIZED GAIN                                        1,095,955
                                                                                  ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $      1,086,485
                                                                                  ================

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30, 2003         YEAR ENDED
                                                                                     (UNAUDITED)       DECEMBER 31, 2002
                                                                                  ----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                       $         (9,470)    $         (33,055)
        Net realized loss on investment transactions and futures contracts                (324,088)           (5,972,150)
        Net change in unrealized appreciation (depreciation) on investments
           and futures contracts                                                         1,420,043             2,431,861
                                                                                  ----------------     -----------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,086,485            (3,573,344)
                                                                                  ----------------     -----------------
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                     1,914,061            (3,079,761)
                                                                                  ----------------     -----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                          3,000,546            (6,653,105)
NET ASSETS:
        Beginning of period                                                              4,095,768            10,748,873
                                                                                  ----------------     -----------------
        End of period (including accumulated net investment loss of
           $11,150 and $1,680, respectively)                                      $      7,096,314     $       4,095,768
                                                                                  ================     =================

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             SIX MONTHS ENDED
                                                                  6/30/03        YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                                (UNAUDITED)       12/31/02         12/31/01          12/31/00+
                                                             ----------------    ----------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   2.53        $     4.06       $     6.07         $   10.00
                                                                 --------        ----------       ----------         ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.00)++          (0.02)           (0.02)***         (0.02)***
  Net realized and unrealized gain (loss) on investments             0.55             (1.51)           (1.99)            (3.87)
                                                                 --------        ----------       ----------         ---------
       Total income (loss) from investment operations                0.55             (1.53)           (2.01)            (3.89)
                                                                 --------        ----------       ----------         ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                               -                 -            (0.00)##          (0.04)
                                                                 --------        ----------       ----------         ---------
NET ASSET VALUE, END OF PERIOD                                   $   3.08        $     2.53       $     4.06         $    6.07
                                                                 ========        ==========       ==========         =========
TOTAL RETURN@                                                       21.74%**         (37.68)%         (33.11)%          (38.90)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $  7,096        $    4,096       $   10,749         $   8,032
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.46%*            1.08%            0.71%             0.88%*
     After expense waiver#                                           0.56%*            0.56%            0.56%             0.56%*
  Net investment loss to average daily net assets                   (0.36)%*          (0.45)%          (0.40)%           (0.36)%*
  Portfolio turnover rate                                              34%**             64%              67%               51%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
++   NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEARS ENDED DECEMBER 31, 2001 AND 2002, AND THE SIX MONTHS ENDED JUNE 30, 2003.
##   DISTRIBUTIONS FROM NET REALIZED GAINS IS LESS THAN $0.01 PER SHARE.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL CAP EQUITY
FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalizations consistent with companies in the Russell 2000 Index)
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which:
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential
   - are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's shares returned 11.59%, underperforming the 17.88% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

First quarter 2003 equity market performance rotated around war with Iraq, creating a heightened atmosphere of uncertainty that affected all areas of the market. Pre-war jitters during the quarter's first two months resulted in strong downward pressure on stocks. Sentiment soon shifted, however, as the war began and markets rallied in anticipation of a quick and easy victory for U.S. and allied forces. After the rally, investors paused once again, and gave back most of the euphoria-based gains. When all was said and done, equity markets remained largely flat for the first quarter and with much of the same uncertainty that characterized the beginning of the quarter. Aside from war, the quarter featured a continuation of generally downward economic data. For example, consumer confidence fell to its lowest level since October 1993, consumer spending gradually slowed, businesses drove inventories down and refrained from hiring, and gas prices marched steadily higher.

During the first quarter, the portfolio's results were driven largely by favorable stock selection in the financial services, health care, and materials and processing sectors. We also benefited from both a sector underweight and stock selection in materials and processing, an area of minimal exposure. On the downside, consumer discretionary and technology were two areas that hurt the Fund during the first quarter. Consumer-oriented companies also disappointed throughout the period, as war preoccupation had investors questioning the sustainability of spending.

Turning to the second quarter, equity markets surged as the war in Iraq ended in an environment of continued fiscal and economic stimulus. In fact, all of the Frank Russell Company equity indexes posted double-digit advances during the period, with the Russell 2000 Index leading the way, returning 23.4% for the quarter. This represented the largest quarterly gain for the Russell 2000 Index since the first quarter of 1991--and could point to strengthening in economic fundamentals moving forward, as small cap stocks are often the first capitalization segment to benefit from economic recovery.

During the period, small cap stocks outperformed large cap stocks by a large margin, with the technology, health care, producer durables and consumer discretionary sectors providing the highest returns within the small cap market. The areas that detracted most from relative performance on both a stock selection and sector weighting basis were health care, technology and financial services. In financial services, performance was mixed, as a few of our holdings gained on takeovers, but most did not advance as briskly as the market.

Areas that were favorable during the second quarter included the consumer discretionary and autos and transportation sectors--although both areas are relatively small components of the small cap market. Additionally, we were helped by favorable relative sector weightings in the materials and processing and producer durables sectors.

WHAT IS YOUR OUTLOOK?

We expect the economy to gain some GRADUAL momentum in the second half of the year, driven by the massive amounts of monetary stimulus present today and the additional fiscal stimulus coming from Washington in 2004. Further, portions of the investing community have also begun to anticipate a gradual recovery. This is evidenced by the four consecutive months (March through June) during the first half of 2003, when we witnessed net inflows into equity mutual funds totaling $40 billion. This follows almost a full year of consecutive monthly net outflows.

We caution, however, that we are heading into "earnings season"--the time when many U.S. companies report their second quarter operating results and their near-term outlooks. Expectations for a second-half recovery have begun to get priced into the market, but they are predicated on encouraging earnings news. If that fails to materialize, it could be a long summer for many investors.

                           MML SMALL CAP EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/03)

          Carlisle Companies, Inc.
          White Mountains Insurance Group Limited
          Arbitron, Inc.
          Cognex Corp.
          Teleflex, Inc.
          IPC Holdings Limited
          Dionex Corp.
          Coherent, Inc.
          Philadelphia Consolidated Holding Corp.
          ADVO, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                   FIVE         SINCE
                                                   YEAR       INCEPTION
                            YEAR        ONE       AVERAGE      AVERAGE
                          TO DATE       YEAR       ANNUAL       ANNUAL
                          1/1/03 -    7/1/02 -    7/1/98 -     6/1/98 -
                          6/30/03     6/30/03     6/30/03      6/30/03
MML Small Cap
 Equity Fund               11.59%      -1.89%      -0.20%      -0.51%
-----------------------------------------------------------------------
Russell 2000 Index         17.88%      -1.64%       0.97%       0.99%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               MML SMALL CAP EQUITY FUND       RUSSELL 2000 INDEX
6/1/1998                        $ 10,000                 $ 10,000
6/98                            $  9,842                 $ 10,021
6/99                            $  8,827                 $ 10,171
6/00                            $  9,086                 $ 11,628
6/01                            $  9,948                 $ 11,695
6/02                            $  9,932                 $ 10,690
6/03                            $  9,744                 $ 10,514

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                             NUMBER OF       MARKET
                                                               SHARES         VALUE
                                                             ---------       ------
EQUITIES -- 90.8%

AIR TRANSPORTATION -- 1.6%
SkyWest, Inc.                                                  57,000     $    1,086,420
                                                                          --------------

BANKING, SAVINGS & LOANS -- 6.7%
Connecticut
  Bancshares, Inc.                                             14,600            573,050
First Niagara
  Financial Group, Inc.                                        44,700            624,012
First Republic Bank*                                           29,600            787,360
Pacific Capital Bancorp                                        38,466          1,348,233
Webster Financial Corp.                                        34,380          1,299,564
                                                                          --------------
                                                                               4,632,219
                                                                          --------------

BROADCASTING, PUBLISHING & PRINTING -- 2.4%
Gray Television, Inc.                                          68,400            848,160
Lin TV Corp. Cl. A*                                            33,900            798,345
                                                                          --------------
                                                                               1,646,505
                                                                          --------------

BUILDING MATERIALS & CONSTRUCTION -- 1.2%
ElkCorp                                                        36,900            830,250
                                                                          --------------

COMMERCIAL SERVICES -- 6.2%
ADVO, Inc.*                                                    30,600          1,358,640
Arbitron, Inc.*                                                53,500          1,909,950
FTI Consulting, Inc.*                                          17,100            426,987
National Processing, Inc.*                                     39,000            627,120
                                                                          --------------
                                                                               4,322,697
                                                                          --------------

COMMUNICATIONS -- 1.3%
CT Communications, Inc.                                        41,900            450,425
Inet Technologies, Inc.*                                       44,600            444,662
                                                                          --------------
                                                                                 895,087
                                                                          --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.2%
Veridian Corp.*                                                23,300            812,937
                                                                          --------------

COMPUTERS & INFORMATION -- 0.7%
ProQuest Co.*                                                  19,500            503,100
                                                                          --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 11.9%
Baldor Electric Co.                                            17,200            354,320
Cognex Corp.*                                                  77,000          1,720,950
Lattice
  Semiconductor Corp.*                                        110,000            905,300
Methode
  Electronics, Inc. Cl. A                                      46,200            496,650
Mykrolis Corp.*                                                82,000            832,300
Newport Corp.*                                                 66,400     $      982,720
Technitrol, Inc.*                                              84,900          1,277,745
Teleflex, Inc.                                                 40,000          1,702,000
                                                                          --------------
                                                                               8,271,985
                                                                          --------------

ENERGY -- 5.6%
Rowan Companies, Inc.*                                         54,800          1,227,520
Tidewater, Inc.                                                21,200            622,644
Unit Corp.*                                                    52,400          1,095,684
W-H Energy Services, Inc.*                                     47,600            927,248
                                                                          --------------
                                                                               3,873,096
                                                                          --------------

FINANCIAL SERVICES -- 9.0%
Chittenden Corp.                                               41,500          1,135,025
Eaton Vance Corp.                                              42,500          1,343,000
Fidelity Bankshares, Inc.                                      31,400            700,220
Jefferies Group, Inc.                                          27,200          1,354,288
Mid-Atlantic Realty Trust                                      36,500            764,310
Stewart (W.P.) &
  Co. Limited                                                  41,800            936,320
                                                                          --------------
                                                                               6,233,163
                                                                          --------------

FOODS -- 1.5%
Performance
  Food Group Co.*                                              28,300          1,047,100
                                                                          --------------

HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 2.9%
La-Z-Boy, Inc.                                                 28,500            637,830
Miller (Herman), Inc.                                          67,200          1,358,112
                                                                          --------------
                                                                               1,995,942
                                                                          --------------

INDUSTRIAL - DIVERSIFIED -- 3.0%
Carlisle Companies, Inc.                                       50,000          2,108,000
                                                                          --------------

INSURANCE -- 12.8%
The Commerce Group, Inc.                                       33,200          1,201,840
HCC Insurance
  Holdings, Inc.                                               32,500            961,025
Infinity Property &
  Casualty Corp.                                               36,500            862,860
IPC Holdings Limited                                           50,800          1,701,800
Philadelphia Consolidated
  Holding Corp.*                                               34,700          1,401,880
ProAssurance Corp.*                                            27,300            736,827
White Mountains
  Insurance Group Limited                                       5,000          1,975,000
                                                                          --------------
                                                                               8,841,232
                                                                          --------------

MACHINERY & COMPONENTS -- 8.0%
Actuant Corp. Cl. A*                                            9,600     $      454,272
Hardinge, Inc.                                                 60,450            489,645
Helix Technology Corp.                                         83,500          1,104,705
IDEX Corp.                                                     18,400            666,816
Kaydon Corp.                                                   47,900            996,320
Regal-Beloit Corp.                                             31,200            595,920
Roper Industries, Inc.                                         34,200          1,272,240
                                                                          --------------
                                                                               5,579,918
                                                                          --------------

MEDICAL SUPPLIES -- 4.5%
Coherent, Inc.*                                                64,200          1,536,306
Dionex Corp.*                                                  40,000          1,590,000
                                                                          --------------
                                                                               3,126,306
                                                                          --------------

PHARMACEUTICALS -- 3.7%
ICN Pharmaceuticals, Inc.                                      41,900            702,244
Pharmaceutical
  Resources, Inc.*                                             15,600            759,096
Taro Pharmaceutical
  Industries Limited*                                          20,600          1,130,528
                                                                          --------------
                                                                               2,591,868
                                                                          --------------

RESTAURANTS -- 0.2%
RARE Hospitality
  International, Inc.*                                          5,100            166,668
                                                                          --------------

RETAIL -- 1.7%
Michaels Stores, Inc.*                                         30,900          1,176,054
                                                                          --------------

TRANSPORTATION-- 4.7%
Heartland Express, Inc.*                                       53,410          1,188,373
Landstar System, Inc.*                                         11,500            722,775
Robinson (C.H.)
  Worldwide, Inc.                                              37,800          1,344,168
                                                                          --------------
                                                                               3,255,316
                                                                          --------------

TOTAL EQUITIES
(COST $57,893,462)                                                            62,995,863
                                                                          --------------

    The accompanying notes are an integral part of the financial statements.

                                                         PRINCIPAL            MARKET
                                                           AMOUNT              VALUE
                                                         ---------            ------
SHORT-TERM INVESTMENTS -- 27.6%

CASH EQUIVALENTS -- 18.2%**
Bank of Montreal
  Eurodollar Time Deposit
  1.080% 07/02/2003                                    $      267,449     $      267,449
Bank of Montreal
  Eurodollar Time Deposit
  1.150% 07/09/2003                                           209,739            209,739
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.530% 09/09/2003                                         1,337,244          1,337,244
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.500% 05/18/2004                                         1,337,244          1,337,244
Den Danske Bank
  Eurodollar Time Deposit
  1.040% 07/28/2003                                           267,449            267,449
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                           810,884            810,884
Goldman Sachs
  Group, Inc.
  Medium Term Note
  1.130% 09/17/2003                                           133,724            133,724
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2003                                         1,043,050          1,043,050
Merrill Lynch & Co.
  Medium Term Note
  1.615% 11/26/2003                                           200,587            200,587
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                 581,132            581,132
Merrimac Money
  Market Fund                                               2,186,394          2,186,394
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.350% 11/03/2003                                           668,622            668,622
Morgan Stanley
  Dean Witter & Co.
  1.455% 01/29/2004                                           534,898            534,898
National Bank
  of Commerce
  1.073% 11/19/2003                                           334,311            334,311
Royal Bank of Canada
  Eurodollar Time Deposit
  1.031% 07/07/2003                                         1,203,520          1,203,520
Royal Bank of Canada
  Eurodollar Time Deposit
  1.300% 07/01/2003                                           802,346            802,346
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/28/2003                                    $      668,622     $      668,622
                                                                          --------------
                                                                              12,587,215
                                                                          --------------

REPURCHASE AGREEMENT -- 9.4%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2003, 0.75%,
  due 07/01/2003(a)                                         6,544,299          6,544,299
                                                                          --------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                           19,131,514
                                                                          --------------

TOTAL INVESTMENTS -- 118.4%
(COST $77,024,976)***                                                         82,127,377

OTHER ASSETS/
(LIABILITIES) -- (18.4%)                                                     (12,770,001)
                                                                          --------------

NET ASSETS-- 100.0%                                                       $   69,357,376
                                                                          ==============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $6,544,435. Collateralized by U.S. Government Agency obligation with a rate of 5.547%, maturity date of 08/01/2032, and an aggregate market value, including accrued interest, of $6,871,514.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                   JUNE 30, 2003
                                                                                    (UNAUDITED)
                                                                                   -------------
ASSETS:
        Investments, at value (cost $57,893,462) (NOTE 2)                         $     62,995,863
        Short-term investments, at amortized cost (NOTE 2)                              19,131,514
                                                                                  ----------------
            Total Investments (including securities on loan with market
              values of $12,078,482)                                                    82,127,377
        Cash                                                                                   526
        Receivables from:
            Interest and dividends                                                          35,642
                                                                                  ----------------
                 Total assets                                                           82,163,545
                                                                                  ----------------
LIABILITIES:
        Payables for:
            Investments purchased                                                          165,132
            Securities on loan (NOTE 2)                                                 12,587,215
            Directors' fees and expenses (NOTE 3)                                            4,483
            Affiliates (NOTE 3):
                 Investment management fees                                                 38,349
        Accrued expense and other liabilities                                               10,990
                                                                                  ----------------
                 Total liabilities                                                      12,806,169
                                                                                  ----------------
        NET ASSETS                                                                $     69,357,376
                                                                                  ================

NET ASSETS CONSIST OF:
        Paid-in capital                                                           $     67,013,675
        Undistributed net investment income                                                100,524
        Accumulated net realized loss on investments                                    (2,859,224)
        Net unrealized appreciation on investments                                       5,102,401
                                                                                  ----------------
                                                                                  $     69,357,376
                                                                                  ================
SHARES OUTSTANDING:                                                                      7,311,036
                                                                                  ================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                   $           9.49
                                                                                  ================

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2003
                                                                                     (UNAUDITED)
                                                                                  ----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                                 $        301,647
        Interest (including securities lending income of $3,009)                            18,367
                                                                                  ----------------
                 Total investment income                                                   320,014
                                                                                  ----------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                201,106
        Audit and legal fees                                                                10,352
        Custody fees                                                                         7,933
        Trustee reporting                                                                    4,356
        Shareholder reporting fees                                                           1,786
        Directors' fees (NOTE 3)                                                             1,710
                                                                                  ----------------
                 Total expenses                                                            227,243
        Fees paid indirectly (NOTE 3)                                                         (512)
                                                                                  ----------------
                 Net expenses                                                              226,731
                                                                                  ----------------
                 NET INVESTMENT INCOME                                                      93,283
                                                                                  ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                        (3,536)
        Net change in unrealized appreciation (depreciation) on investments              7,043,287
                                                                                  ----------------
                 NET REALIZED AND UNREALIZED GAIN                                        7,039,751
                                                                                  ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $      7,133,034
                                                                                  ================

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30, 2003         YEAR ENDED
                                                                                     (UNAUDITED)       DECEMBER 31, 2002
                                                                                  ----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                     $         93,283     $         158,664
        Net realized loss on investment transactions                                        (3,536)             (396,627)
        Net change in unrealized appreciation (depreciation) on investments              7,043,287            (8,728,340)
                                                                                  ----------------     -----------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              7,133,034            (8,966,303)
                                                                                  ----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                               -              (157,182)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                       716,153            13,536,029
                                                                                  ----------------     -----------------
        TOTAL INCREASE IN NET ASSETS                                                     7,849,187             4,412,544
NET ASSETS:
        Beginning of period                                                             61,508,189            57,095,645
                                                                                  ----------------     -----------------
        End of period (including undistributed net investment income of
           $100,524 and $7,241, respectively)                                     $     69,357,376     $      61,508,189
                                                                                  ================     =================

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             SIX MONTHS ENDED
                                                  6/30/03       YEAR ENDED    YEAR ENDED   YEAR ENDED  YEAR ENDED  PERIOD ENDED
                                                (UNAUDITED)      12/31/02      12/31/01     12/31/00    12/31/99     12/31/98+
                                             ----------------   ----------    ----------   ----------  ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  8.50        $   9.67      $   9.40     $   8.34    $   8.49     $   10.00
                                                  -------        --------      --------     --------    --------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.01            0.02          0.05         0.08        0.07          0.03
  Net realized and unrealized gain
     (loss) on investments                           0.98           (1.17)         0.27         1.06       (0.15)        (1.51)
                                                  -------        --------      --------     --------    --------     ---------
       Total income (loss) from investment
          operations                                 0.99           (1.15)         0.32         1.14       (0.08)        (1.48)
                                                  -------        --------      --------     --------    --------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -           (0.02)        (0.05)       (0.08)      (0.07)        (0.03)
                                                  -------        --------      --------     --------    --------     ---------
NET ASSET VALUE, END OF PERIOD                    $  9.49        $   8.50      $   9.67     $   9.40    $   8.34     $    8.49
                                                  =======        ========      ========     ========    ========     =========
TOTAL RETURN@                                       11.59%**       (11.84)%        3.36%       13.63%      (1.04)%      (14.77)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 69,357       $ 61,508      $ 57,096     $ 42,661    $ 20,137     $  10,442
  Ratio of expenses to average daily
    net assets:
     Before expense waiver                           0.73%*          0.77%         0.69%        0.80%       1.07%         0.85%**
     After expense waiver#                           0.73%*(a)       0.76%(a)      0.69%        0.76%       0.75%         0.44%**
  Net investment income to average daily
     net assets                                      0.30%*          0.25%         0.59%        1.12%       1.13%         0.42%**
  Portfolio turnover rate                              19%**           44%           97%          65%         41%           23%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
+ FOR THE PERIOD FROM JUNE 1, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD JUNE 1, 1998 THROUGH DECEMBER 31, 1998, FOR THE YEARS ENDED DECEMBER 31, 1999, 2000, 2001 AND 2002.
(a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL COMPANY OPPORTUNITIES FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of micro-capitalization companies (companies with market capitalizations at the time of purchase of no more than 50% of the weighted average market capitalization of the Russell 2000 Index)
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which:
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential
   - are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund returned 15.20%, trailing the 17.88% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

First quarter 2003 equity market performance rotated around war with Iraq, creating a heightened atmosphere of uncertainty that affected all areas of the market. Pre-war jitters during the quarter's first two months resulted in strong downward pressure on stocks. Sentiment soon shifted, however, as the war began and markets rallied in anticipation of a quick and easy victory for U.S. and allied forces. After the rally, investors paused once again, and gave back most of the euphoria-based gains. When all was said and done, equity markets remained largely flat for the first quarter and with much of the same uncertainty that characterized the beginning of the quarter. Aside from war, the quarter featured a continuation of generally downward economic data. For example, consumer confidence fell to its lowest level since October 1993, consumer spending gradually slowed, businesses drove inventories down and refrained from hiring, and gas prices marched steadily higher.

On a sector level, energy companies that benefited from rising oil prices performed positively during the first quarter, as did diversified manufacturers, which reacted favorably to potential order increases from post-war rebuilding contracts and expectations of economic rebound. Health care companies also saw gains and technology companies maintained some measure of firmness. On the downside, stock-specific weakness in consumer discretionary, health care and technology hurt the Fund during the first quarter. Consumer-oriented companies also disappointed throughout the period, as war preoccupation had investors questioning the sustainability of spending. On a positive note, the Fund outperformed the market in the materials and processing sector, adding value through both stock selection and its underweighting relative to the benchmark. Select companies in the producer durables space also did well, as investor sentiment for companies in these areas remains largely favorable on expectations that they will outperform as economic recovery becomes more evident.

Turning to the second quarter, equity markets surged as the war in Iraq ended in an environment of continued fiscal and economic stimulus. In fact, all of the Frank Russell Company equity indexes posted double-digit advances during the period, with the Russell 2000 Index leading the way, returning 23.4% for the quarter. This represented the largest quarterly gain for the Russell 2000 Index since the first quarter of 1991--and could point to strengthening in economic fundamentals moving forward, as small cap stocks are often the first capitalization segment to benefit from economic recovery.

During the period, small cap stocks outperformed large cap stocks by a large margin, with the technology, health care, producer durables and consumer discretionary sectors providing the highest returns within the small cap market. The Fund's leading areas of stock selection detraction relative to the benchmark were the consumer discretionary and technology sectors. Areas that were favorable for the Fund during the second quarter were the financial services and health care sectors. The Fund's relative underweight in financial services also added value.

WHAT IS YOUR OUTLOOK?

We expect the economy to gain some GRADUAL momentum in the second half of the year, driven by the massive amounts of monetary stimulus present today and the additional fiscal stimulus coming from Washington in 2004. Further, portions of the investing community have also begun to anticipate a gradual recovery. This is evidenced by the four consecutive months (March through June) during the first half of 2003, when we witnessed net inflows into equity mutual funds totaling $40 billion. This follows almost a full year of consecutive monthly net outflows.

We caution, however, that we are heading into "earnings season"--the time when many U.S. companies report their second quarter operating results and their near-term outlooks. Expectations for a second-half recovery have begun to get priced into the market, but they are predicated on encouraging earnings news. If that fails to materialize, it could be a long summer for many investors.

                      MML SMALL COMPANY OPPORTUNITIES FUND
                        LARGEST STOCK HOLDINGS (6/30/03)

          Columbia Laboratories, Inc.
          Thomas Nelson, Inc.
          RPC, Inc.
          iDine Rewards Network, Inc.
          Excel Technology, Inc.
          Actel Corp.
          II-VI, Inc.
          Acres Gaming, Inc.
          Onesource Information Services, Inc.
          Ansoft Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                             SINCE
                                                           INCEPTION
                               YEAR           ONE           AVERAGE
                             TO DATE          YEAR           ANNUAL
                             1/1/03 -       7/1/02 -        5/1/01 -
                             6/30/03        6/30/03         6/30/03
MML Small Company
Opportunities Fund            15.20%         1.18%           8.09%
---------------------------------------------------------------------
Russell 2000 Index            17.88%        -1.64%          -2.20%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              MML SMALL COMPANY OPPORTUNITIES FUND         RUSSELL 2000 INDEX
5/1/01                                    $ 10,000                   $ 10,000
6/01                                      $ 10,580                   $ 10,600
6/02                                      $ 11,698                   $  9,688
6/03                                      $ 11,835                   $  9,529

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                             NUMBER OF        MARKET
                                                               SHARES          VALUE
                                                             ---------        ------
EQUITIES -- 89.9%

AUTOMOTIVE & PARTS -- 1.0%
Aftermarket
  Technology Corp.*                                            28,800     $      302,688
                                                                          --------------

BANKING, SAVINGS & LOANS -- 10.1%
CFS Bancorp, Inc.                                              20,400            287,640
Financial Institutions, Inc.                                    8,800            206,800
First Essex Bancorp, Inc.                                       6,400            301,696
First Republic Bank*                                           11,100            295,260
First State Bancorp                                            12,000            330,120
Pacific Crest Capital, Inc.                                    20,800            436,800
Southern Financial
  Bancorp, Inc.                                                 9,340            285,430
Sterling Bancorp-NY                                            17,528            488,856
Webster Financial Corp.                                        10,200            385,560
                                                                          --------------
                                                                               3,018,162
                                                                          --------------

BROADCASTING, PUBLISHING & PRINTING -- 3.6%
Saga Communications,
  Inc. Cl. A*                                                  25,075            487,709
Thomas Nelson, Inc.*                                           45,700            571,250
                                                                          --------------
                                                                               1,058,959
                                                                          --------------

BUILDING MATERIALS & CONSTRUCTION -- 1.2%
ElkCorp                                                        16,400            369,000
                                                                          --------------

CHEMICALS -- 1.7%
Aceto Corp.                                                    13,100            241,695
Hawkins, Inc.                                                   7,200             72,144
Penford Corp.                                                  17,900            199,943
                                                                          --------------
                                                                                 513,782
                                                                          --------------

COMMERCIAL SERVICES -- 8.1%
Ambassadors
  Group, Inc.*                                                 28,400            396,748
Charles River
  Associates, Inc.*                                            16,800            474,936
FTI Consulting, Inc.*                                          12,150            303,386
iDine Rewards
  Network, Inc.*                                               39,700            545,478
iPayment, Inc.*                                                 3,000             71,610
Steiner Leisure Limited*                                       22,600            329,960
Team, Inc.*                                                    35,700            285,600
                                                                          --------------
                                                                               2,407,718
                                                                          --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.7%
Ansoft Corp.*                                                  46,600            494,892
                                                                          --------------

COMPUTERS & INFORMATION -- 1.1%
Rimage Corp.*                                                  26,100            326,250
                                                                          --------------

COSMETICS & PERSONAL CARE -- 1.1%
Inter Parfums, Inc.                                            43,400     $      321,160
                                                                          --------------

ELECTRIC UTILITIES -- 1.3%
Central Vermont Public
  Service Corp.                                                20,300            396,865
                                                                          --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 14.1%
Actel Corp.*                                                   24,600            504,300
AZZ, Inc.*                                                     27,100            298,371
Bel Fuse, Inc. Cl. B                                           19,700            451,130
Ceradyne, Inc.*                                                17,400            325,902
EDO Corp.                                                      15,900            281,430
LSI Industries, Inc.                                           38,250            424,575
Methode Electronics,
  Inc. Cl. A                                                   17,600            189,200
Micro Linear Corp.*                                           117,600            342,216
Mykrolis Corp.*                                                37,700            382,655
Rogers Corp.*                                                  12,000            399,600
Spectrum Control, Inc.*                                        62,900            353,498
Woodhead Industries, Inc.                                      19,000            237,880
                                                                          --------------
                                                                               4,190,757
                                                                          --------------

ENERGY -- 2.8%
RPC, Inc.                                                      50,300            553,300
TMBR/Sharp Drilling, Inc.*                                     15,200            286,672
                                                                          --------------
                                                                                 839,972
                                                                          --------------

ENTERTAINMENT & LEISURE -- 1.7%
Acres Gaming, Inc.*                                            44,400            499,944
                                                                          --------------

FINANCIAL SERVICES -- 2.3%
Boston Private Financial
  Holdings, Inc.                                               17,900            377,332
Mid-Atlantic Realty Trust                                      15,300            320,382
                                                                          --------------
                                                                                 697,714
                                                                          --------------

FOODS -- 1.5%
Performance
  Food Group Co.*                                              11,900            440,300
                                                                          --------------

HEALTHCARE -- 1.8%
CorVel Corp.*                                                  11,000            396,000
Prime Medical
  Services, Inc.*                                              32,200            151,340
                                                                          --------------
                                                                                 547,340
                                                                          --------------

HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 1.6%
Hooker Furniture Corp.                                          6,400            157,376
Palm Harbor Homes, Inc.*                                       16,600            314,404
                                                                          --------------
                                                                                 471,780
                                                                          --------------

INFORMATION RETRIEVAL SERVICES -- 1.7%
Onesource Information
  Services, Inc.*                                              66,500     $      496,090
                                                                          --------------

INSURANCE -- 4.7%
Donegal Group, Inc. Cl. A                                      21,800            294,736
Philadelphia Consolidated
  Holding Corp.*                                               11,700            472,680
ProAssurance Corp.*                                            11,900            321,181
Safety Insurance
  Group, Inc.                                                  21,100            309,959
                                                                          --------------
                                                                               1,398,556
                                                                          --------------

MACHINERY & COMPONENTS -- 4.9%
Aaon, Inc.*                                                    20,425            378,271
Actuant Corp. Cl. A*                                            6,700            317,044
Hardinge, Inc.                                                 14,200            115,020
Met-Pro Corp.                                                  23,400            337,896
Robbins & Myers, Inc.                                          16,800            310,800
                                                                          --------------
                                                                               1,459,031
                                                                          --------------

MANUFACTURING -- 1.5%
Quixote Corp.                                                  17,700            451,881
                                                                          --------------

MEDICAL SUPPLIES -- 3.4%
Excel Technology, Inc.*                                        22,400            511,392
II-VI, Inc.*                                                   21,700            500,836
                                                                          --------------
                                                                               1,012,228
                                                                          --------------

METALS & MINING -- 1.2%
Gibraltar Steel Corp.                                          17,100            350,208
                                                                          --------------

PHARMACEUTICALS -- 3.2%
Columbia
  Laboratories, Inc.*                                          83,500            939,375
                                                                          --------------

PREPACKAGED SOFTWARE -- 1.6%
Moldflow Corp.*                                                52,600            471,296
                                                                          --------------

REAL ESTATE -- 1.1%
United Capital Corp.                                            9,700            337,560
                                                                          --------------

RESTAURANTS -- 2.1%
Benihana, Inc.*                                                17,300            224,900
Benihana, Inc. Cl. A*                                          30,620            404,184
                                                                          --------------
                                                                                 629,084
                                                                          --------------

RETAIL -- 4.0%
Big 5 Sporting
  Goods Corp.*                                                 38,500            482,405
FTD, Inc. Cl. A*                                               14,200            286,556
Sportsman's Guide, Inc.*                                       37,500            414,675
                                                                          --------------
                                                                               1,183,636
                                                                          --------------

    The accompanying notes are an integral part of the financial statements.

                                                             NUMBER OF        MARKET
                                                               SHARES          VALUE
                                                             ---------        ------
TRANSPORTATION -- 3.8%
Knight
  Transportation, Inc.*                                        14,550     $      362,295
Marine Products Corp.                                          39,000            423,150
Old Dominion Freight
  Line, Inc.*                                                  15,300            330,786
                                                                          --------------
                                                                               1,116,231
                                                                          --------------

TOTAL EQUITIES
(COST $23,848,970)                                                            26,742,459
                                                                          --------------

                                                           PRINCIPAL
                                                             AMOUNT
                                                           ---------
SHORT-TERM INVESTMENTS -- 8.4%

REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2003, 0.75%,
  due 07/01/2003(a)                                       $ 2,485,582          2,485,582
                                                                          --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                            2,485,582
                                                                          --------------

TOTAL INVESTMENTS -- 98.3%
(COST $26,334,552)**                                                          29,228,041

OTHER ASSETS/
(LIABILITIES) -- 1.7%                                                            509,972
                                                                          --------------

NET ASSETS -- 100.0%                                                      $   29,738,013
                                                                          ==============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $2,485,634. Collateralized by U.S. Government Agency obligation with a rate of 1.535%, maturity date of 12/25/2030, and an aggregate market value, including accrued interest, of $2,610,075.


             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                   JUNE 30, 2003
                                                                                    (UNAUDITED)
                                                                                   -------------
ASSETS:
        Investments, at value (cost $23,848,970) (NOTE 2)                         $     26,742,459
        Short-term investments, at amortized cost (NOTE 2)                               2,485,582
                                                                                  ----------------
            Total Investments                                                           29,228,041
        Cash                                                                               564,260
        Receivables from:
            Investments sold                                                                 1,711
            Interest and dividends                                                          29,137
                                                                                  ----------------
                 Total assets                                                           29,823,149
                                                                                  ----------------

LIABILITIES:
        Payables for:
            Investments purchased                                                           43,106
            Directors' fees and expenses (NOTE 3)                                              774
            Affiliates (NOTE 3):
                 Investment management fees                                                 26,607
        Accrued expense and other liabilities                                               14,649
                                                                                  ----------------
                 Total liabilities                                                          85,136
                                                                                  ----------------
        NET ASSETS                                                                $     29,738,013
                                                                                  ================

NET ASSETS CONSIST OF:
        Paid-in capital                                                           $     26,820,330
        Accumulated net investment loss                                                    (28,264)
        Accumulated net realized gain on investments                                        52,458
        Net unrealized appreciation on investments                                       2,893,489
                                                                                  ----------------
                                                                                  $     29,738,013
                                                                                  ================
SHARES OUTSTANDING:                                                                      2,547,502
                                                                                  ================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                   $          11.67
                                                                                  ================

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2003
                                                                                    (UNAUDITED)
                                                                                  ----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                                 $        108,758
        Interest                                                                             4,269
                                                                                  ----------------
                 Total investment income                                                   113,027
                                                                                  ----------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                128,184
        Audit and legal fees                                                                 9,617
        Custody fees                                                                         6,844
        Trustee reporting                                                                    1,312
        Directors' fees (NOTE 3)                                                               651
        Shareholder reporting fees                                                             529
                                                                                  ----------------
                 Total expenses                                                            147,137
        Expenses waived (NOTE 3)                                                            (5,522)
                                                                                  ----------------
                 Net expenses                                                              141,615
                                                                                  ----------------
                 NET INVESTMENT LOSS                                                       (28,588)
                                                                                  ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on investment transactions                                       676,508
        Net change in unrealized appreciation (depreciation) on investments              3,198,973
                                                                                  ----------------
                 NET REALIZED AND UNREALIZED GAIN                                        3,875,481
                                                                                  ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $      3,846,893
                                                                                  ================

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2003          YEAR ENDED
                                                                                    (UNAUDITED)       DECEMBER 31, 2002
                                                                                ----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                      $      (28,588)        $     (79,386)
        Net realized gain (loss) on investment transactions                             676,508              (369,764)
        Net change in unrealized appreciation (depreciation) on investments           3,198,973            (1,390,521)
                                                                                 --------------         -------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           3,846,893            (1,839,671)
                                                                                 --------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net realized gains                                                               -               (51,201)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                  2,687,827            11,264,223
                                                                                 --------------         -------------
        TOTAL INCREASE IN NET ASSETS                                                  6,534,720             9,373,351

NET ASSETS:
        Beginning of period                                                          23,203,293            13,829,942
                                                                                 --------------         -------------
        End of period (including accumulated net investment loss of $28,264
           and undistributed net investment income of $324, respectively)        $   29,738,013         $  23,203,293
                                                                                 ==============         =============

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   SIX MONTHS ENDED
                                                                        6/30/03         YEAR ENDED       PERIOD ENDED
                                                                      (UNAUDITED)        12/31/02          12/31/01+
                                                                   ----------------     ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $   10.13        $    10.84         $   10.00
                                                                       ---------        ----------         ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                             (0.01)            (0.03)             0.00***
  Net realized and unrealized gain (loss) on investments                    1.55             (0.66)             0.97
                                                                       ---------        ----------         ---------
       Total income (loss) from investment operations                       1.54             (0.69)             0.97
                                                                       ---------        ----------         ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                   -                 -             (0.00)****
  From net realized gains                                                      -             (0.02)            (0.13)
                                                                       ---------        ----------         ---------
       Total distributions                                                     -             (0.02)            (0.13)
                                                                       ---------        ----------         ---------
NET ASSET VALUE, END OF PERIOD                                         $   11.67        $    10.13         $   10.84
                                                                       =========        ==========         =========
TOTAL RETURN@                                                              15.20%**          (6.34)%            9.69%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                    $  29,738        $   23,203         $  13,830
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                  1.21%*            1.29%             1.34%*
     After expense waiver#                                                  1.16%*            1.16%             1.16%*
  Net investment income (loss) to average daily net assets                 (0.23)%*          (0.41)%            0.04%*
  Portfolio turnover rate                                                     22%**             43%               50%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
**** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001, THE YEAR ENDED DECEMBER 31, 2002 AND THE SIX MONTHS ENDED JUNE 30, 2003.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL CAP GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of smaller companies consistent with market capitalizations of companies in the Russell 2000 Index or the S&P SmallCap 600 Index
-  utilize a growth-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which:
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's shares returned 20.25%, outpacing the 17.88% return of the Russell 2000 Index, an unmanaged index of 2000 small capitalization common stocks and the 12.93% return of the S&P SmallCap 600 Index, a market capitalization-weighted index that measures the performance of 600 domestic small-cap stocks chosen for market size, liquidity and industry group representation. The Fund also finished well ahead of the 19.33% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The first quarter of 2003 was a very volatile period. Investors greeted the start of the new year and President Bush's plan for "jobs and growth" with a positive outlook that fueled an initial, sharp rise in the S&P 500 Index. However, increased rhetoric and preparation for the war with Iraq steadily eroded that optimism. The resulting pessimism and heightened uncertainty caused the equity markets to retrace their steps and post negative returns for the quarter. For the quarter, the Dow Jones Industrials fell 3.6%, the S&P 500 lost 3.1% and the NASDAQ Composite rose a mere 0.4%. Large cap stocks outperformed both small- and mid cap stocks, and growth stocks outperformed value. During the first quarter, the portfolio's top stock picks in the technology, industrials and energy sectors were counterbalanced by weakness in the financials sector.

Setting aside the Iraqi conflict and refocusing on domestic growth with all measures of economic stimulus sent stocks up sharply for the second quarter. Results for the period were the best since the rebound following the terrorist attacks in the fourth quarter of 2001. The Russell Growth Index led all stock market index gains with a 24.2% increase, followed closely by the NASDAQ Industrials, which rose 22.5%.

At the start of the second quarter, we were positioned for an economic rebound, with a high concentration of stocks in the information technology, health care and consumer discretionary sectors. Since we were overweight in each of these sectors, the Fund's performance was fueled by these outperforming sectors. During the performance period, the portfolio's top stock picks in the financials sector were offset by weaker performers in the technology and materials sectors.

WHAT IS YOUR OUTLOOK?

The market has begun to view the domestic economy through a more optimistic lens now that geopolitical uncertainty has subsided. Both the Federal Reserve's reduction in short-term rates to 45-year lows and the recently passed stimulus package have already begun to put more money in consumers' hands. We view these measures positively and expect them to help solidify, and potentially accelerate, an economic recovery. The portfolio remains positioned to benefit from an improving economy with overweights in consumer discretionary, technology and energy.

                        MML SMALL CAP GROWTH EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/03)

          Checkfree Corp.
          American Healthways, Inc.
          Omnicare, Inc.
          American Italian Pasta Co. Cl. A
          Factset Research Systems, Inc.
          Getty Images, Inc.
          Take-Two Interactive Software, Inc.
          O'Reilly Automotive, Inc.
          AmSurg Corp.
          Dendrite International, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index.

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                    SINCE
                                                  INCEPTION
                           YEAR                    AVERAGE
                          TO DATE     ONE YEAR      ANNUAL
                          1/1/03 -    7/1/02 -     5/3/99 -
                          6/30/03     6/30/03      6/30/03
MML Small Cap
Growth Equity Fund        20.25%       5.47%       2.52%
-----------------------------------------------------------
Russell 2000 Index         17.88%      -1.64%       2.23%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              MML SMALL CAP GROWTH EQUITY FUND    RUSSELL 2000 INDEX
5/3/1999                              $ 10,000              $ 10,000
6/99                                  $ 10,930              $ 10,605
6/00                                  $ 17,409              $ 12,124
6/01                                  $ 13,662              $ 12,193
6/02                                  $ 10,517              $ 11,145
6/03                                  $ 11,093              $ 10,962

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                         NUMBER OF             MARKET
                                                          SHARES               VALUE
                                                       --------------      --------------
EQUITIES -- 89.0%

ADVERTISING -- 2.3%
Catalina Marketing Corp.*                                       7,200      $      127,080
Getty Images, Inc.*                                            15,325             632,922
                                                                           --------------
                                                                                  760,002
                                                                           --------------

AEROSPACE & DEFENSE -- 0.3%
Triumph Group, Inc.*                                            3,700             104,229
                                                                           --------------

APPAREL, TEXTILES & SHOES -- 0.5%
Pacific Sunwear of
  California, Inc.*                                             3,950              95,155
Urban Outfitters, Inc.*                                         2,200              78,980
                                                                           --------------
                                                                                  174,135
                                                                           --------------

AUTOMOTIVE & PARTS -- 0.6%
BorgWarner, Inc.                                                1,400              90,160
Dana Corp.                                                      8,500              98,260
                                                                           --------------
                                                                                  188,420
                                                                           --------------

BANKING, SAVINGS & LOANS -- 3.9%
Amcore Financial, Inc.                                          4,900             114,072
Bank of Hawaii Corp.                                            3,700             122,655
Financial Federal Corp.*                                       22,425             547,170
Hancock Holding Co.                                             2,350             110,591
Providian Financial Corp.*                                     22,900             212,054
Westcorp                                                        5,700             159,600
                                                                           --------------
                                                                                1,266,142
                                                                           --------------

BEVERAGES -- 0.6%
The Robert Mondavi Corp.*                                       7,700             194,887
                                                                           --------------

BROADCASTING, PUBLISHING & PRINTING -- 1.5%
Lin TV Corp. Cl. A*                                             5,500             129,525
Pegasus
  Communication Corp.*                                          3,000              88,740
Playboy Enterprises,
  Inc. Cl. B*                                                  14,600             198,560
UnitedGlobalCom,
  Inc. Cl. A*                                                  15,500              80,135
                                                                           --------------
                                                                                  496,960
                                                                           --------------

CHEMICALS -- 2.4%
Cabot
  Microelectronics Corp.*                                       4,650             234,685
Cytec Industries, Inc.*                                         3,725             125,905
IMC Global, Inc.                                               12,400              83,204
Minerals Technologies, Inc.                                     3,000             145,980
SurModics, Inc.*                                                5,900             179,950
Wellman, Inc.                                                   2,500              28,000
                                                                           --------------
                                                                                  797,724
                                                                           --------------

COMMERCIAL SERVICES -- 9.5%
ADVO, Inc.*                                                     2,200      $       97,680
The Corporate Executive
  Board Co.*                                                   13,100             530,943
Exelixis, Inc.*                                                17,100             118,674
Fluor Corp.                                                     3,800             127,832
FTI Consulting, Inc.*                                           9,750             243,458
Gene Logic, Inc.*                                              11,915              71,133
Incyte Corp.*                                                  16,300              75,632
ITT Educational
  Services, Inc.*                                              18,750             548,437
Maximus, Inc.*                                                 15,325             423,430
MemberWorks, Inc.*                                             20,700             408,825
PerkinElmer, Inc.                                              34,003             469,581
                                                                           --------------
                                                                                3,115,625
                                                                           --------------

COMMUNICATIONS -- 1.3%
Advanced Fibre
  Communications, Inc.*                                         7,500             122,025
Tekelec*                                                       26,100             294,930
                                                                           --------------
                                                                                  416,955
                                                                           --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 2.3%
3Com Corp.*                                                    37,400             175,032
Digital Insight Corp.*                                         23,425             446,246
IDX Systems Corp.*                                              7,600             117,952
                                                                           --------------
                                                                                  739,230
                                                                           --------------

COMPUTER RELATED SERVICES -- 3.5%
Acxiom Corp.*                                                   9,000             135,810
Checkfree Corp.*                                               31,092             865,601
Ingram Micro, Inc. Cl. A*                                      12,600             138,600
                                                                           --------------
                                                                                1,140,011
                                                                           --------------

COMPUTERS & INFORMATION -- 1.2%
Maxtor Corp.*                                                  39,300             295,143
Western Digital Corp.*                                          8,800              90,640
                                                                           --------------
                                                                                  385,783
                                                                           --------------

DATA PROCESSING & PREPARATION -- 2.1%
Alliance Data
  Systems Corp.*                                                2,300              53,820
Factset Research
  Systems, Inc.                                                14,425             635,421
                                                                           --------------
                                                                                  689,241
                                                                           --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.3%
Actel Corp.*                                                    4,700              96,350
Agere Systems, Inc. Cl. A*                                     81,900             190,827
ATMI, Inc.*                                                     4,600             114,862
Cree, Inc.*                                                    12,050             196,174
Cymer, Inc.*                                                    2,200              69,432
DSP Group, Inc.*                                                6,000      $      129,180
Fairchild Semiconductor
  International, Inc. Cl. A*                                   15,600             199,524
Gentex Corp.*                                                  17,350             531,083
Intersil Corp. Cl. A*                                           6,600             175,626
ON Semiconductor Corp.*                                         3,400               9,180
Planar Systems, Inc.*                                           4,500              88,020
Visx, Inc.*                                                    31,800             551,730
Wilson Greatbatch
  Technologies, Inc.*                                           9,710             350,531
                                                                           --------------
                                                                                2,702,519
                                                                           --------------

ENERGY -- 4.3%
CAL Dive
  International, Inc.*                                          6,300             137,340
Grey Wolf, Inc.*                                               35,300             142,612
Helmerich & Payne, Inc.                                         4,500             131,400
Newfield Exploration Co.*                                      13,750             516,313
Peabody Energy Corp.                                            4,200             141,078
Sunoco, Inc.                                                    3,800             143,412
TETRA Technologies, Inc.*                                       4,900             145,285
UGI Corp.                                                       2,100              66,570
                                                                           --------------
                                                                                1,424,010
                                                                           --------------

ENTERTAINMENT & LEISURE -- 1.4%
AMC Entertainment, Inc.*                                       12,500             143,000
Callaway Golf Co.                                              12,300             162,606
Churchill Downs, Inc.                                           2,900             111,099
Hollywood Media Corp.*                                         40,300              52,390
                                                                           --------------
                                                                                  469,095
                                                                           --------------

FINANCIAL SERVICES -- 3.1%
The Chicago
  Mercantile Exchange                                           3,600             250,668
E*TRADE Group, Inc.*                                           22,500             191,250
Host Marriott Corp.*                                           16,100             147,315
Investment Technology
  Group, Inc.*                                                  8,650             160,890
MFA Mortgage
  Investments, Inc.                                            12,100             121,484
Ventas, Inc.                                                    9,000             136,350
                                                                           --------------
                                                                                1,007,957
                                                                           --------------

FOODS -- 2.8%
American Italian Pasta
  Co. Cl. A*                                                   15,550             647,658
Smithfield Foods, Inc.*                                         5,700             130,644
Wild Oats Markets, Inc.*                                       12,400             135,160
                                                                           --------------
                                                                                  913,462
                                                                           --------------

FOREST PRODUCTS & PAPER -- 0.3%
Bowater, Inc.                                                   3,000             112,350
                                                                           --------------

    The accompanying notes are an integral part of the financial statements.

                                                         NUMBER OF             MARKET
                                                          SHARES               VALUE
                                                       --------------      --------------
HEALTHCARE -- 10.3%
Allscripts Healthcare
  Solutions, Inc.*                                             39,300      $      144,231
American
  Healthways, Inc.*                                            23,450             847,014
AmSurg Corp.*                                                  19,000             579,500
Caremark Rx, Inc.*                                              5,100             130,968
Coventry Health
  Care, Inc.*                                                   3,600             166,176
Human Genome
  Sciences, Inc.*                                              10,200             129,744
Humana, Inc.*                                                  12,600             190,260
LifePoint Hospitals, Inc.*                                      6,600             138,204
Manor Care, Inc.*                                               8,900             222,589
Matria Healthcare, Inc.*                                        6,300             111,195
Odyssey Healthcare, Inc.*                                      14,100             521,700
Triad Hospitals, Inc.*                                          7,200             178,704
                                                                           --------------
                                                                                3,360,285
                                                                           --------------

HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 0.3%
Furniture Brands
  International, Inc.*                                          4,225             110,273
                                                                           --------------

HOUSEHOLD PRODUCTS -- 0.4%
Ferro Corp.                                                     5,500             123,915
                                                                           --------------

LODGING -- 1.0%
Aztar Corp.*                                                    7,900             127,269
Vail Resorts, Inc.*                                            13,850             186,560
                                                                           --------------
                                                                                  313,829
                                                                           --------------

MACHINERY & COMPONENTS -- 1.7%
Agco Corp.*                                                     6,700             114,436
Kennametal, Inc.                                                3,700             125,208
Techtronic Industries Co.
  Sponsored ADR                                                 4,200             141,111
Ultratech, Inc.*                                               10,000             184,900
                                                                           --------------
                                                                                  565,655
                                                                           --------------

MEDICAL SUPPLIES -- 2.4%
Cholestech Corp.*                                              21,525             212,452
CONMED Corp.*                                                   6,600             120,516
Kensey Nash Corp.*                                              4,500             117,000
PSS World Medical, Inc.*                                       18,200             104,650
Sequenom, Inc.*                                                29,800              81,056
Varian, Inc.*                                                   4,200             145,614
                                                                           --------------
                                                                                  781,288
                                                                           --------------

METALS & MINING -- 0.4%
Precision Castparts Corp.                                       4,500             139,950
                                                                           --------------

PHARMACEUTICALS -- 4.5%
Abgenix, Inc.*                                                  8,400              88,116
CV Therapeutics, Inc.*                                          3,900             115,674
The Medicines Co.*                                              2,700              53,163
Omnicare, Inc.                                                 20,550      $      694,385
Pharmaceutical
  Resources, Inc.*                                              6,500             316,290
Sangstat Medical Corp.*                                         6,400              83,776
SICOR, Inc.*                                                    6,300             128,142
                                                                           --------------
                                                                                1,479,546
                                                                           --------------

PREPACKAGED SOFTWARE -- 7.3%
Cerner Corp.*                                                  19,075             437,771
Dendrite
  International, Inc.*                                         44,650             575,092
EPIQ Systems, Inc.*                                            14,600             250,682
Hyperion Solutions Corp.*                                       3,500             118,160
Red Hat, Inc.*                                                 16,700             126,419
Sanchez Computer
  Associates, Inc.*                                            17,800              92,560
SonicWALL, Inc.*                                               19,000              91,200
Take-Two Interactive
  Software, Inc.*                                              22,100             626,314
Verity, Inc.*                                                   5,300              67,098
                                                                           --------------
                                                                                2,385,296
                                                                           --------------

RESTAURANTS -- 0.4%
Krispy Kreme
  Doughnuts, Inc.*                                              3,400             140,012
                                                                           --------------

RETAIL -- 5.0%
Borders Group, Inc.*                                            7,200             126,792
Foot Locker, Inc.                                              15,000             198,750
MSC Industrial Direct
  Co. Cl. A*                                                   31,175             558,033
O'Reilly Automotive, Inc.*                                     18,675             623,558
Pier 1 Imports, Inc.                                            6,300             128,520
                                                                           --------------
                                                                                1,635,653
                                                                           --------------

TELEPHONE UTILITIES -- 0.7%
General Communication,
  Inc. Cl. A*                                                   2,400              20,784
Nextel Partners,
  Inc. Cl. A*                                                  28,100             205,130
                                                                           --------------
                                                                                  225,914
                                                                           --------------

TRANSPORTATION -- 2.4%
CNF, Inc.                                                       4,600             116,748
EGL, Inc.*                                                      9,600             145,920
J.B. Hunt Transport
  Services, Inc.*                                               1,380              52,095
Kansas City Southern*                                          28,175             338,945
Werner Enterprises, Inc.                                        5,700             120,840
                                                                           --------------
                                                                                  774,548
                                                                           --------------

TOTAL EQUITIES
(COST $25,596,531)                                                             29,134,901
                                                                           --------------

                                                         PRINCIPAL             MARKET
                                                          AMOUNT               VALUE
                                                       --------------      --------------
SHORT-TERM INVESTMENTS -- 35.9%

CASH EQUIVALENTS -- 25.8%**
Bank of Montreal
  Eurodollar Time Deposit
  1.080% 07/02/2003                                    $      179,655      $      179,655
Bank of Montreal
  Eurodollar Time Deposit
  1.150% 07/09/2003                                           140,889             140,889
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.530% 09/09/2003                                           898,273             898,273
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.500% 05/18/2004                                           898,273             898,273
Den Danske Bank
  Eurodollar Time Deposit
  1.040% 07/28/2003                                           179,655             179,655
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                           544,699             544,699
Goldman Sachs
  Group, Inc.
  Medium Term Note
  1.130% 09/17/2003                                            89,828              89,828
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2003                                           700,653             700,653
Merrill Lynch & Co.
  Medium Term Note
  1.615% 11/26/2003                                           134,741             134,741
Merrill Lynch
  Premier Institutional
  Money Market Fund                                           390,366             390,366
Merrimac Money
  Market Fund                                               1,468,677           1,468,677
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.350% 11/03/2003                                           449,137             449,137
Morgan Stanley Dean
  Witter & Co.
  1.455% 01/29/2004                                           359,309             359,309
National Bank
  of Commerce
  1.073% 11/19/2003                                           224,568             224,568
Royal Bank of Canada
  Eurodollar Time Deposit
  1.031% 07/07/2003                                           808,446             808,446
Royal Bank of Canada
  Eurodollar Time Deposit
  1.300% 07/01/2003                                           538,964             538,964

    The accompanying notes are an integral part of the financial statements.

                                                          PRINCIPAL            MARKET
                                                           AMOUNT               VALUE
                                                       --------------      --------------
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/28/2003                                    $      449,137      $      449,137
                                                                           --------------
                                                                                8,455,270
                                                                           --------------

REPURCHASE AGREEMENT -- 10.1%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2003, 0.75%,
  due 07/01/2003(a)                                         3,289,695           3,289,695
                                                                           --------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                            11,744,965
                                                                           --------------

TOTAL INVESTMENTS -- 124.9%
(COST $37,341,496)***                                                          40,879,866

OTHER ASSETS/
(LIABILITIES) -- (24.9%)                                                       (8,152,845)
                                                                           --------------

NET ASSETS -- 100.0%                                                       $   32,727,021
                                                                           ==============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $3,289,764. Collateralized by U.S. Government Agency obligation with a rate of 4.625%, maturity date of 11/25/2022, and an aggregate market value, including accrued interest, of $3,454,180.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                   JUNE 30, 2003
                                                                                    (UNAUDITED)
                                                                                  ----------------
ASSETS:
      Investments, at value (cost $25,596,531) (NOTE 2)                           $     29,134,901
      Short-term investments, at amortized cost (NOTE 2)                                11,744,965
                                                                                  ----------------
          Total Investments (including securities on loan with
            market values of $8,113,907)                                                40,879,866
      Cash                                                                                 387,425
      Receivables from:
          Investments sold                                                                  32,841
          Investment adviser (NOTE 3)                                                        3,074
          Interest and dividends                                                             8,478
          Miscellaneous receivable                                                           1,320
                                                                                  ----------------
              Total assets                                                              41,313,004
                                                                                  ----------------

LIABILITIES:
      Payables for:
          Investments purchased                                                             86,816
          Securities on loan (NOTE 2)                                                    8,455,270
          Directors' fees and expenses (NOTE 3)                                              3,586
          Affiliates (NOTE 3):
              Investment management fees                                                    29,405
      Accrued expense and other liabilities                                                 10,906
                                                                                  ----------------
              Total liabilities                                                          8,585,983
                                                                                  ----------------
      NET ASSETS                                                                  $     32,727,021
                                                                                  ================

NET ASSETS CONSIST OF:
      Paid-in capital                                                             $     51,111,395
      Accumulated net investment loss                                                     (112,633)
      Accumulated net realized loss on investments                                     (21,810,111)
      Net unrealized appreciation on investments                                         3,538,370
                                                                                  ----------------
                                                                                  $     32,727,021
                                                                                  ================
SHARES OUTSTANDING:                                                                      3,466,665
                                                                                  ================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                   $           9.44
                                                                                  ================

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2003
                                                                                    (UNAUDITED)
                                                                                  ----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $53)                                 $         39,363
        Interest (including securities lending income of $5,408)                             9,917
                                                                                  ----------------
                 Total investment income                                                    49,280
                                                                                  ----------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                149,292
        Custody fees                                                                        10,470
        Audit and legal fees                                                                 9,860
        Trustee reporting                                                                    4,356
        Directors' fees (NOTE 3)                                                               750
        Shareholder reporting fees                                                             588
                                                                                  ----------------
                 Total expenses                                                            175,316
        Expenses waived (NOTE 3)                                                           (10,748)
        Fees paid indirectly (NOTE 3)                                                       (5,781)
                                                                                  ----------------
                 Net expenses                                                              158,787
                                                                                  ----------------
                 NET INVESTMENT LOSS                                                      (109,507)
                                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                      (862,358)
        Net change in unrealized appreciation (depreciation) on investments              6,337,972
                                                                                  ----------------
                 NET REALIZED AND UNREALIZED GAIN                                        5,475,614
                                                                                  ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $      5,366,107
                                                                                  ================

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS ENDED
                                                                                   JUNE 30, 2003           YEAR ENDED
                                                                                    (UNAUDITED)         DECEMBER 31, 2002
                                                                                 ----------------       -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                        $    (109,507)         $    (304,389)
        Net realized loss on investment transactions                                    (862,358)            (6,838,311)
        Net change in unrealized appreciation (depreciation) on investments            6,337,972             (4,293,549)
                                                                                   -------------          -------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            5,366,107            (11,436,249)
                                                                                   -------------          -------------
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                     576,452            (10,762,040)
                                                                                   -------------          -------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                        5,942,559            (22,198,289)
NET ASSETS:
        Beginning of period                                                           26,784,462             48,982,751
                                                                                   -------------          -------------
        End of period (including accumulated net investment loss of
           $112,633 and $3,126, respectively)                                      $  32,727,021          $  26,784,462
                                                                                   =============          =============

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   SIX MONTHS ENDED
                                                        6/30/03        YEAR ENDED    YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                      (UNAUDITED)       12/31/02      12/31/01       12/31/00        12/31/99+
                                                   ----------------    ----------    ----------     ----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    7.85        $  10.60      $  12.20       $  16.15        $   10.00
                                                       ---------        --------      --------       --------        ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                      (0.03)          (0.09)        (0.06)         (0.01)***        (0.01)
  Net realized and unrealized gain
     (loss) on investments                                  1.62           (2.66)        (1.49)         (2.09)            6.58
                                                       ---------        --------      --------       --------        ---------
       Total income (loss) from investment
         operations                                         1.59           (2.75)        (1.55)         (2.10)            6.57
                                                       ---------        --------      --------       --------        ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                      -               -         (0.05)         (1.85)           (0.42)
                                                       ---------        --------      --------       --------        ---------
NET ASSET VALUE, END OF PERIOD                         $    9.44        $   7.85      $  10.60       $  12.20        $   16.15
                                                       =========        ========      ========       ========        =========
TOTAL RETURN@                                              20.25%**       (25.94)%      (12.71)%       (13.87)%          65.68%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $  32,727        $ 26,784      $ 48,983       $ 70,380        $  47,877
  Ratio of expenses to average daily net assets:
     Before expense waiver                                  1.26%*          1.24%         1.15%          1.25%            0.96%**
     After expense waiver#                                  1.14%*(a)       1.16%(a)      1.15%          1.18%            0.79%**
  Net investment loss to average daily net assets          (0.79)%*        (0.84)%       (0.46)%        (0.04)%          (0.07)%**
  Portfolio turnover rate                                     18%**           53%          104%            95%              75%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 3, 1999 THROUGH DECEMBER 31, 1999, THE YEARS ENDED DECEMBER 31, 2000, 2001 AND 2002, AND THE SIX MONTHS ENDED JUNE 30, 2003.
  (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EMERGING GROWTH
FUND?

The objectives and policies of the Fund are to:
-  achieve capital appreciation
- invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
-  utilize a growth-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which:
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's shares returned 18.36%, outperforming the 17.88% return of the Russell 2000 Index, an unmanaged index of 2000 small capitalization common stocks. Over the same period, the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe, returned 19.33%.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE - AND HOW DID YOU RESPOND?

During the first quarter, investors continued to be challenged by the market environment, as the impending war with Iraq combined with a continuation of generally downward economic data to create a great deal of uncertainty in the markets. For the period, large cap stocks performed slightly better than the broader market and small- and mid cap stocks declined the most.

During this challenging time, technology-related companies were among the standouts in our portfolio, as it seems that growth investors who had long shied away from technology stocks began to expand their technology weighting. With selective, yet abundant opportunities in technology, we remained overweighted in that sector during the first quarter. We also maintained an overweight to the health care sector during this time frame.

In the second quarter, investors' appetite for growth stocks returned, providing a positive backdrop for the Fund, which advanced strongly on an absolute basis, although it did trail the benchmark somewhat.

We invest with the premise that powerful revenue growth most often leads to significant earnings power--and that earnings drives stock prices. One example of this can be seen in Omnivison Technologies, Inc., which saw its revenues increase more than 100% in the last four quarters. The stock has been a big winner in 2003. Conversely, in health care, Priority Healthcare Corporation announced that second quarter earnings would be under expectations and the stock declined, detracting from returns.

During the second quarter, our consumer weighting represented 27% of the portfolio, versus just under 21% for the benchmark. This significant overweight was driven by the appreciation of a significant number of our retail positions (Urban Outfitters Inc., Cost Plus Inc. and Pacific Sunwear of California), as well as an overweighting to, and strong performance from, Internet positions. We believe the Internet continues to change the way we live, and thus creates many exciting investment opportunities.

WHAT IS YOUR OUTLOOK?

The recent quarter has helped to solidify returns dating back to the end of the third quarter in 2002. With historically low interest rates and an improving economy, we have a positive outlook for emerging growth equities. Despite the decent run-up in many stocks this year, the portfolio is not expensive on a historic price/earnings growth rate basis.

                            MML EMERGING GROWTH FUND
                        LARGEST STOCK HOLDINGS (6/30/03)

          O2Micro International Limited
          Marvell Technology Group Limited
          United Surgical Partners International, Inc.
          M-Systems Flash Disk Pioneers Limited
          CIMA Labs, Inc.
          Station Casinos, Inc.
          Pacific Sunwear of California, Inc.
          Overture Services, Inc.
          Bright Horizons Family Solutions, Inc.
          Cost Plus, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Emerging Growth Fund and the Russell 2000 Index.

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                             SINCE
                                                           INCEPTION
                               YEAR                         AVERAGE
                             TO DATE       ONE YEAR          ANNUAL
                             1/1/03 -       7/1/02 -        5/1/00 -
                             6/30/03        6/30/03         6/30/03
MML Emerging
 Growth Fund                  18.36%         -4.77%         -24.02%
---------------------------------------------------------------------
Russell 2000 Index            17.88%         -1.64%          -2.41%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                  MML EMERGING GROWTH FUND      RUSSELL 2000 INDEX
5/1/00                            $ 10,000                $ 10,000
6/00                              $ 10,930                $ 10,238
6/01                              $  6,820                $ 10,297
6/02                              $  4,400                $  9,411
6/03                              $  4,190                $  9,257

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EMERGING GROWTH FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                          NUMBER OF           MARKET
                                                           SHARES             VALUE
                                                          ---------       --------------
EQUITIES -- 94.5%

ADVERTISING -- 0.6%
DoubleClick, Inc.*                                            3,450       $       31,912
Valueclick, Inc.*                                             1,300                7,839
                                                                          --------------
                                                                                  39,751
                                                                          --------------

AEROSPACE & DEFENSE -- 0.1%
MTC Technologies, Inc.*                                         300                7,038
                                                                          --------------

AIR TRANSPORTATION -- 2.0%
Forward Air Corp.*                                            1,750               44,397
JetBlue Airways Corp.*                                        1,900               80,351
                                                                          --------------
                                                                                 124,748
                                                                          --------------

APPAREL, TEXTILES & SHOES -- 3.6%
Coach, Inc.*                                                  1,000               49,740
Pacific Sunwear of
  California, Inc.*                                           3,800               91,542
Urban Outfitters, Inc.*                                       2,300               82,570
                                                                          --------------
                                                                                 223,852
                                                                          --------------

BANKING, SAVINGS & LOANS -- 0.9%
NetBank, Inc.                                                 4,250               55,930
                                                                          --------------

BEVERAGES -- 0.7%
Peet's Coffee & Tea, Inc.*                                    2,350               41,031
                                                                          --------------

BROADCASTING, PUBLISHING & PRINTING -- 2.0%
Cox Radio,
  Inc. Cl. A*                                                 1,350               31,198
Entravision Communications
  Corp. Cl. A*                                                1,650               18,727
Radio One, Inc. Cl. A*                                          650               11,609
Radio One, Inc. Cl. D*                                        3,500               62,195
                                                                          --------------
                                                                                 123,729
                                                                          --------------

BUILDING MATERIALS & CONSTRUCTION -- 0.0%
Merge Technologies, Inc.*                                       200                2,610
                                                                          --------------

CHEMICALS -- 0.7%
Applied Films Corp.*                                          1,700               43,996
                                                                          --------------

COMMERCIAL SERVICES -- 13.8%
The Advisory Board Co.*                                         200                8,104
Ariba, Inc.*                                                  4,750               14,107
Bright Horizons Family
  Solutions, Inc.*                                            2,500               83,900
Career Education Corp.*                                       1,000               68,420
The Corporate Executive
  Board Co.*                                                  1,600               64,848
eResearch Technology, Inc.*                                   2,650               58,724
Exact Sciences Corp.*                                         6,050               66,308
FTI Consulting, Inc.*                                         1,925               48,067
Gen-Probe, Inc.*                                                300               12,261
Global Payments, Inc.                                         1,600       $       56,800
Kroll, Inc.*                                                  2,600               70,356
Navigant Consulting, Inc.*                                    3,100               36,735
Neurocrine
  Biosciences, Inc.*                                            800               39,952
Overture Services, Inc.*                                      4,950               89,743
Pharmaceutical Product
  Development, Inc.*                                          1,550               44,531
University of
  Phoenix Online*                                             1,300               65,910
Wireless
  Facilities, Inc.*                                           2,550               30,345
                                                                          --------------
                                                                                 859,111
                                                                          --------------

COMMUNICATIONS -- 1.3%
Centillium
  Communications, Inc.*                                       3,300               32,703
Ciena Corp.*                                                    750                3,892
Research In
  Motion Limited*                                             1,000               21,610
Sonus Networks, Inc.*                                         2,500               12,575
Verisity Limited*                                               900               10,746
                                                                          --------------
                                                                                  81,526
                                                                          --------------

COMPUTER & DATA PROCESSING SERVICES -- 1.9%
Anteon
  International Corp.*                                        2,050               57,215
LendingTree, Inc.*                                            2,550               62,424
                                                                          --------------
                                                                                 119,639
                                                                          --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.2%
Digital Insight Corp.*                                        1,800               34,290
NetScreen
  Technologies, Inc.*                                         1,750               39,462
                                                                          --------------
                                                                                  73,752
                                                                          --------------

COMPUTER PROGRAMMING SERVICES -- 2.7%
Business Objects SA
  Sponsored ADR*                                              1,850               40,607
Cognizant Technology
  Solutions Corp.*                                            2,350               57,246
Documentum, Inc.*                                             1,800               35,406
Kana Software, Inc.*                                          2,000                6,060
Portal Software, Inc.*                                        3,300                6,600
RealNetworks, Inc.*                                           2,600               17,628
VeriSign, Inc.*                                                 450                6,223
                                                                          --------------
                                                                                 169,770
                                                                          --------------

COMPUTER RELATED SERVICES -- 1.3%
Checkfree Corp.*                                                850               23,664
CNET Networks, Inc.*                                          5,850               36,445
Digitas, Inc.*                                                1,300                6,448
eSpeed, Inc. Cl. A*                                             300       $        5,928
Sierra Wireless*                                              1,500                9,270
                                                                          --------------
                                                                                  81,755
                                                                          --------------

COMPUTERS & INFORMATION -- 2.6%
Emulex Corp.*                                                 1,200               27,324
M-Systems Flash Disk
  Pioneers Limited*                                           9,100              101,283
SRA International,
  Inc. Cl. A*                                                   950               30,400
                                                                          --------------
                                                                                 159,007
                                                                          --------------

DATA PROCESSING & PREPARATION -- 0.6%
Alliance Data
  Systems Corp.*                                                450               10,530
WebMD Corp.*                                                  2,600               28,158
                                                                          --------------
                                                                                  38,688
                                                                          --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 15.7%
ASM International NV*                                         3,500               52,045
August Technology Corp.*                                      3,900               24,765
Cree, Inc.*                                                   1,750               28,490
DSP Group, Inc.*                                              3,000               64,590
Exar Corp.*                                                   1,900               30,077
FormFactor, Inc.*                                               100                1,770
Genesis Microchip, Inc.*                                        450                6,093
Integrated Circuit
  Systems, Inc.*                                              1,450               45,573
Integrated Device
  Technology, Inc.*                                           3,150               34,807
Intersil Corp. Cl. A*                                         2,400               63,864
Ixia*                                                         3,650               23,470
Marvell Technology
  Group Limited*                                              3,300              113,421
Nanometrics, Inc.*                                              650                4,602
O2Micro
  International Limited*                                     10,250              165,128
OmniVision
  Technologies, Inc.*                                         2,200               68,640
Photon Dynamics, Inc.*                                          800               22,104
PLX Technology, Inc.*                                         4,250               16,745
PMC-Sierra, Inc.*                                             1,000               11,730
Power Integrations, Inc.*                                     1,700               41,344
Rudolph
  Technologies, Inc.*                                         1,500               23,940
Silicon Laboratories, Inc.*                                   1,200               31,968
Virage Logic Corp.*                                           1,300                9,412
Wilson Greatbatch
  Technologies, Inc.*                                         1,800               64,980
Zoran Corp.*                                                  1,450               27,855
                                                                          --------------
                                                                                 977,413
                                                                          --------------

    The accompanying notes are an integral part of the financial statements.

                                                          NUMBER OF           MARKET
                                                           SHARES             VALUE
                                                          ---------       --------------
ENTERTAINMENT & LEISURE -- 0.5%
Leapfrog Enterprises, Inc.*                                   1,000       $       31,810
                                                                          --------------

FINANCIAL SERVICES -- 1.1%
AmeriCredit Corp.*                                              750                6,413
Boston Private
  Financial Holdings, Inc.                                    1,200               25,296
E-LOAN, Inc.*                                                 6,250               36,438
                                                                          --------------
                                                                                  68,147
                                                                          --------------

HEALTHCARE -- 4.9%
Accredo Health, Inc.*                                         2,100               45,780
Covance, Inc.*                                                1,700               30,770
IMPAC Medical
  Systems, Inc.*                                                300                6,264
LifePoint Hospitals, Inc.*                                      500               10,470
Odyssey Healthcare, Inc.*                                     1,050               38,850
Sunrise Senior Living, Inc.*                                  2,950               66,021
United Surgical Partners
  International, Inc.*                                        4,750              107,303
                                                                          --------------
                                                                                 305,458
                                                                          --------------

HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 0.7%
Select Comfort Corp.*                                         2,700               44,226
                                                                          --------------

INFORMATION RETRIEVAL SERVICES -- 4.9%
Agile Software Corp.*                                         3,500               33,775
Ask Jeeves, Inc.*                                             4,600               63,250
Autobytel, Inc.*                                              1,000                6,240
Avocent Corp.*                                                1,600               47,888
CoStar Group, Inc.*                                           1,850               55,241
Infospace, Inc.*                                              4,500               61,065
RADWARE Limited*                                              2,050               35,117
                                                                          --------------
                                                                                 302,576
                                                                          --------------

INSURANCE -- 0.7%
AMERIGROUP Corp.*                                             1,150               42,780
                                                                          --------------

INTERNET SOFTWARE -- 0.6%
WebEx
  Communications, Inc.*                                         700                9,765
webMethods, Inc.*                                             3,300               26,829
                                                                          --------------
                                                                                  36,594
                                                                          --------------

LODGING -- 2.0%
Four Seasons Hotels, Inc.                                       600               25,956
Station Casinos, Inc.*                                        3,800               95,950
                                                                          --------------
                                                                                 121,906
                                                                          --------------

MACHINERY & COMPONENTS -- 0.7%
Ultratech, Inc.*                                              2,400               44,376
                                                                          --------------

MANUFACTURING -- 0.0%
Genus, Inc.*                                                  1,000       $        2,700
                                                                          --------------

MEDICAL SUPPLIES -- 4.9%
Advanced Neuromodulation
  Systems, Inc.*                                                750               38,828
Align Technology, Inc.*                                         400                5,020
Biosite, Inc.*                                                1,650               79,365
Inamed Corp.*                                                 1,200               64,428
Integra LifeSciences
  Holdings Corp.*                                             1,300               34,294
Inveresk Research
  Group, Inc.*                                                1,850               33,282
LTX Corp.*                                                    3,250               28,015
Osteotech, Inc.*                                              1,450               19,706
                                                                          --------------
                                                                                 302,938
                                                                          --------------

METALS & MINING -- 0.7%
Steel Dynamics, Inc.*                                         3,050               41,785
                                                                          --------------

PHARMACEUTICALS -- 10.0%
Able Laboratories, Inc.*                                        400                7,920
Andrx Corp.*                                                  1,850               36,815
Angiotech
  Pharmaceuticals, Inc.*                                      1,400               57,036
Atherogenics, Inc.*                                           3,500               52,255
CIMA Labs, Inc.*                                              3,750              100,838
Impax Laboratories, Inc.*                                       800                9,592
Inspire
  Pharmaceuticals, Inc.*                                        600                6,480
K-V Pharmaceutical
  Co. Cl. A*                                                  1,150               31,970
Martek Biosciences Corp.*                                     1,600               68,704
The Medicines Co.*                                            1,900               37,411
MGI Pharma, Inc.*                                               200                5,126
NPS Pharmaceuticals, Inc.*                                      500               12,170
Penwest
  Pharmaceuticals Co.*                                          100                2,437
Pharmaceutical
  Resources, Inc.*                                            1,150               55,959
Priority Healthcare
  Corp. Cl. B*                                                  600               11,130
Regeneration
  Technologies, Inc.*                                           800               10,632
Taro Pharmaceutical
  Industries Limited*                                           800               43,904
Telik, Inc.*                                                  3,250               52,228
VCA Antech, Inc.*                                             1,000               19,570
                                                                          --------------
                                                                                 622,177
                                                                          --------------

PREPACKAGED SOFTWARE -- 6.1%
Altiris, Inc.*                                                3,950       $       79,198
Barra, Inc.*                                                    250                8,925
Concur Technologies, Inc.*                                    1,900               19,133
Magma Design
  Automation, Inc.*                                           1,300               22,295
Micromuse, Inc.*                                              1,900               15,181
MicroStrategy, Inc. Cl. A*                                      850               30,966
Packeteer, Inc.*                                              3,200               49,824
Pinnacle Systems, Inc.*                                       4,800               51,360
Quest Software, Inc.*                                         3,050               36,295
Retek, Inc.*                                                  5,200               33,280
Verity, Inc.*                                                 2,350               29,751
                                                                          --------------
                                                                                 376,208
                                                                          --------------

RESTAURANTS -- 0.1%
Chicago Pizza &
  Brewery, Inc.*                                                700                7,000
                                                                          --------------

RETAIL -- 3.9%
Cost Plus, Inc.*                                              2,350               83,801
CSK Auto Corp.*                                               1,200               17,340
ebookers PLC
  Sponsored ADR*                                              2,250               36,117
Guitar Center, Inc.*                                            400               11,600
Kenneth Cole Productions,
  Inc. Cl. A*                                                   750               14,618
Kirkland's, Inc.*                                             1,800               29,070
Tractor Supply Co.*                                           1,000               47,750
                                                                          --------------
                                                                                 240,296
                                                                          --------------

RETAIL - INTERNET -- 0.4%
Priceline.com, Inc.*                                          1,133               25,368
                                                                          --------------

TELEPHONE UTILITIES -- 0.6%
West Corp.*                                                   1,450               38,643
                                                                          --------------

TOTAL EQUITIES
(COST $5,050,247)                                                              5,878,334
                                                                          --------------

WARRANTS -- 0.3%

TRANSPORTATION
Expedia, Inc.*                                                  332               18,107
                                                                          --------------

TOTAL WARRANTS
(COST $2,576)                                                                     18,107
                                                                          --------------

TOTAL LONG TERM INVESTMENTS
(COST $5,052,823)                                                              5,896,441
                                                                          --------------

    The accompanying notes are an integral part of the financial statements.

                                                          PRINCIPAL          MARKET
                                                            AMOUNT            VALUE
                                                          ---------       --------------
SHORT-TERM INVESTMENTS -- 5.2%

REPURCHASE AGREEMENT
Investors Bank &
  Trust Company
  Repurchase Agreement,
  dated 06/30/2003, 0.75%,
  due 07/01/2003(a)                                       $ 321,662       $      321,662
                                                                          --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                              321,662
                                                                          --------------
TOTAL INVESTMENTS -- 100.0%
(COST $5,374,485)**                                                            6,218,103

OTHER ASSETS/
(LIABILITIES) -- 0.0%                                                              1,472
                                                                          --------------
NET ASSETS -- 100.0%                                                      $    6,219,575
                                                                          ==============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $321,669. Collateralized by U.S. Government Agency obligation with a rate of 5.358%, maturity date of 01/03/2032, and an aggregate market value, including accrued interest, of $337,746.

            The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                   JUNE 30, 2003
                                                                                    (UNAUDITED)
                                                                                  ----------------
ASSETS:
        Investments, at value (cost $5,052,823) (NOTE 2)                          $      5,896,441
        Short-term investments, at amortized cost (NOTE 2)                                 321,662
                                                                                  ----------------
            Total Investments                                                            6,218,103
        Receivables from:
            Investments sold                                                               131,502
            Investment adviser (NOTE 3)                                                      5,899
            Interest and dividends                                                              91
                                                                                  ----------------
                 Total assets                                                            6,355,595
                                                                                  ----------------

LIABILITIES:
        Payables for:
            Investments purchased                                                          117,589
            Directors' fees and expenses (NOTE 3)                                            1,807
            Affiliates (NOTE 3):
                 Investment management fees                                                  5,418
        Accrued expense and other liabilities                                               11,206
                                                                                  ----------------
                 Total liabilities                                                         136,020
                                                                                  ----------------
        NET ASSETS                                                                $      6,219,575
                                                                                  ================

NET ASSETS CONSIST OF:
        Paid-in capital                                                           $     15,976,333
        Accumulated net investment loss                                                    (27,892)
        Accumulated net realized loss on investments                                   (10,572,484)
        Net unrealized appreciation on investments                                         843,618
                                                                                  ----------------
                                                                                  $      6,219,575
                                                                                  ================

SHARES OUTSTANDING:                                                                      1,485,457
                                                                                  ================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                   $           4.19
                                                                                  ================

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2003
                                                                                    (UNAUDITED)
                                                                                  ----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                                 $            411
        Interest                                                                               612
                                                                                  ----------------
                 Total investment income                                                     1,023
                                                                                  ----------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                 24,607
        Custody fees                                                                        22,676
        Audit and legal fees                                                                 9,449
        Trustee reporting                                                                    4,356
        Directors' fees (NOTE 3)                                                               119
        Shareholder reporting fees                                                              88
                                                                                  ----------------
                 Total expenses                                                             61,295
        Expenses waived (NOTE 3)                                                           (34,112)
                                                                                  ----------------
                 Net expenses                                                               27,183
                                                                                  ----------------
                 NET INVESTMENT LOSS                                                       (26,160)
                                                                                  ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                      (177,640)
        Net change in unrealized appreciation (depreciation) on investments              1,023,054
                                                                                  ----------------
                 NET REALIZED AND UNREALIZED GAIN                                          845,414
                                                                                  ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $        819,254
                                                                                  ================

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2003          YEAR ENDED
                                                                                    (UNAUDITED)        DECEMBER 31, 2002
                                                                                  ----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                        $     (26,160)        $    (100,440)
        Net realized loss on investment transactions                                    (177,640)           (3,995,193)
        Net change in unrealized appreciation (depreciation) on investments            1,023,054            (1,269,505)
                                                                                   -------------         -------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              819,254            (5,365,138)
                                                                                   -------------         -------------
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                   1,067,344            (2,486,260)
                                                                                   -------------         -------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,886,598            (7,851,398)
NET ASSETS:
        Beginning of period                                                            4,332,977            12,184,375
                                                                                   -------------         -------------
        End of period (including accumulated net investment loss of
           $27,892 and $1,732, respectively)                                       $   6,219,575         $   4,332,977
                                                                                   =============         =============

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             SIX MONTHS ENDED
                                                                 6/30/03         YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                               (UNAUDITED)        12/31/02         12/31/01         12/31/00+
                                                             ----------------    ----------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    3.54       $     6.15       $     7.34         $   10.00
                                                                 ---------       ----------       ----------         ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                (0.02)           (0.05)***        (0.04)            (0.04)***
  Net realized and unrealized gain (loss) on investments              0.67            (2.56)           (1.15)            (2.62)
                                                                 ---------       ----------       ----------         ---------
       Total income (loss) from investment operations                 0.65            (2.61)           (1.19)            (2.66)
                                                                 ---------       ----------       ----------         ---------
NET ASSET VALUE, END OF PERIOD                                   $    4.19       $     3.54       $     6.15         $    7.34
                                                                 =========       ==========       ==========         =========
TOTAL RETURN@                                                        18.36%**        (42.44)%         (16.33)%          (26.50)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $   6,220       $    4,333       $   12,184         $  11,095
  Ratio of expenses to average daily net assets:
     Before expense waiver                                            2.62%*           1.76%            1.37%             1.56%*
     After expense waiver#                                            1.16%*           1.16%            1.16%             1.16%*
  Net investment loss to average daily net assets                    (1.12)%*         (1.09)%          (0.81)%           (0.63)%*
  Portfolio turnover rate                                               86%**           190%             139%              119%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEARS ENDED DECEMBER 31, 2001 AND 2002 AND THE SIX MONTHS ENDED JUNE 30, 2003.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   THE FUND

MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are ten series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), MML Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MML Growth Equity Fund ("Growth Equity Fund"), MML OTC 100 Fund ("OTC 100 Fund"), MML Small Cap Equity Fund ("Small Cap Equity Fund"), MML Small Company Opportunities Fund ("Small Company Opportunities Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund") and MML Emerging Growth Fund ("Emerging Growth Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against

U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

SECURITIES LENDING

Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2003, the Funds loaned securities having the following market values, collateralized by cash, which were invested in short-term instruments in the following amounts:

                                        SECURITIES ON LOAN       COLLATERAL
                                        ------------------      ------------
Large Cap Value Fund                       $  1,819,956         $  1,885,500
Equity Index Fund                            19,024,148           20,092,995
Growth Equity Fund                            1,365,533            1,419,579
Small Cap Equity Fund                        12,078,482           12,587,215
Small Cap Growth Equity Fund                  8,113,907            8,455,270

     REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

     ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for the Inflation-Protected Bond Fund. Dividends from net investment income are declared and paid annually for the Large Cap Value Fund, Equity Index Fund, Enhanced Index Core Equity Fund, Growth Equity Fund, OTC 100 Fund, Small Cap Equity Fund, Small Company Opportunities Fund, Small Cap Growth Equity Fund and Emerging Growth Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

     FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

     FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At June 30, 2003, the Funds had no open forward foreign currency contracts.

     FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At June 30, 2003, the Funds had no open forward commitments.

     FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A summary of open futures contracts for the Equity Index Fund and the OTC 100 Fund at June 30, 2003, is as follows:

                                                            NOTIONAL
      NUMBER OF                                             CONTRACT    NET UNREALIZED
      CONTRACTS            TYPE         EXPIRATION DATE      VALUE       DEPRECIATION
-----------------    ----------------   ---------------   -----------   --------------
EQUITY INDEX FUND
BUYS
14                     S&P 500 Index       09/19/03       $ 3,406,550     $ (60,371)

OTC 100 FUND
BUYS
11                   NASDAQ 100 Index      09/19/03           264,990        (5,683)

     ALLOCATION OF OPERATING ACTIVITY

In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS

     INVESTMENT MANAGEMENT FEE

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based on the following annual rates.

For the Inflation-Protected Bond Fund, MassMutual receives a fee from the Fund at an annual rate of 0.60% of the first $100,000,000, 0.55% of the next $200,000,000, 0.50% of the next $200,000,000 and 0.45% on assets over
$500,000,000, of the average daily net asset value of the Fund.

For the Large Cap Value Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000, of the average daily net asset value of the Fund.

For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate of 0.10% of the average daily net asset value of the Fund.

For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

For the Growth Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $300,000,000, 0.77% of the next $300,000,000, 0.75%
of the next $300,000,0000, 0.72% of the next $600,000,000 and 0.65% of assets over $1,500,000,000, of the average daily net asset value of the Fund.

For the OTC 100 Fund, MassMutual receives a fee from the Fund at an annual rate of 0.45% of the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000, of the average daily net asset value of the Fund.

For the Small Cap Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000,
0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% of the first $200,000,000, 1.05% of the next $200,000,000, 1.025% of the next $600,000,000 and 1.00% of assets over
$1,000,000,000, of the average daily net asset value of the Fund.

For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% of the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000, of the average daily net asset value of the Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Select Advisers, L.P. for the Large Cap Value Fund, Northern Trust Investments, Inc. for the Equity Index Fund and the OTC 100 Fund, Massachusetts Financial Services Company for the Growth Equity Fund, Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund, RS Investment Management L.P. for the Emerging Growth Fund and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. Prior to January 31, 2003, Deutche Asset Management, Inc. managed the investment and reinvestment of the assets of the Equity Index Fund and the OTC 100 Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

MassMutual has entered into investment sub-advisory agreements with David L. Babson & Company, Inc. ("DLB"), pursuant to which DLB serves as certain Funds' sub-adviser providing day-to-day management of the Funds' investments. The sub-advisory agreements with DLB provide that DLB manage the investment and reinvestment of the assets of the Inflation-Protected Bond Fund, Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund. DLB is a wholly owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. DLB receives a fee equal to an annual rate of 0.08% of the average daily net assets under management for the Inflation-Protected Bond Fund. DLB receives a fee equal to an annual rate of 0.25% of the average daily net assets under management for the Enhanced Index Core Equity Fund and Small Cap Equity Fund. DLB receives a fee equal to an annual rate of 0.75% of the average daily net assets under management for the Small Company Opportunities Fund.

     ADMINISTRATION & SHAREHOLDER SERVICE FEES

For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of the Fund.

     EXPENSE WAIVERS

For all Funds, except the Equity Index Fund, MassMutual has agreed, at least through April 30, 2004, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

For Class II of the Equity Index Fund, MassMutual has agreed, through April 30, 2004, to bear the expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. For Class III, MassMutual has agreed, at least through April 30, 2004, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class III shares.

     EXPENSE REDUCTIONS

The Large Cap Value Fund, Growth Equity Fund, Small Cap Equity Fund and the Small Cap Growth Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statement of operations. For the six months ended June 30, 2003, expenses were reduced under these agreements as follows:

     REDUCTIONS
     ----------
Large Cap Value Fund                                                     $   932
Growth Equity Fund                                                         4,427
Small Cap Equity Fund                                                        512
Small Cap Growth Equity Fund                                               5,781

     OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of trustees of the Funds is borne by the Funds.

     DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the six months ended June 30, 2003, no significant amounts have been deferred.

4.   PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2003 were as follows:

                                           LONG-TERM U.S.        OTHER LONG-TERM
                                       GOVERNMENT SECURITIES       SECURITIES
                                       ---------------------     ---------------
PURCHASES
Inflation-Protected Bond Fund          $           4,808,892     $             -
Large Cap Value Fund                                       -           4,828,042
Equity Index Fund                                          -          27,963,728
Enhanced Index Core Equity Fund                            -           4,099,996
Growth Equity Fund                                         -          22,671,368
OTC 100 Fund                                               -           3,259,109
Small Cap Equity Fund                                      -          11,314,105
Small Company Opportunities Fund                           -           6,389,480
Small Cap Growth Equity Fund                               -           4,745,954
Emerging Growth Fund                                       -           4,829,204

SALES
Inflation-Protected Bond Fund          $             337,776     $             -
Large Cap Value Fund                                       -             782,013
Equity Index Fund                                          -          14,656,610
Enhanced Index Core Equity Fund                            -           2,734,061
Growth Equity Fund                                         -          22,863,252
OTC 100 Fund                                               -           1,754,775
Small Cap Equity Fund                                      -          13,479,513
Small Company Opportunities Fund                           -           4,991,838
Small Cap Growth Equity Fund                               -           7,251,004
Emerging Growth Fund                                       -           3,864,128

5.   CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                             SIX MONTHS ENDED JUNE 30, 2003     YEAR ENDED DECEMBER 31, 2002
                                                SHARES           AMOUNT           SHARES           AMOUNT
                                             -------------    -------------    -------------    -------------
INFLATION-PROTECTED BOND FUND+
   Sold                                            474,717    $   5,084,509        1,081,125    $  10,823,509
   Issued as reinvestment of dividends               6,456           67,335            8,594           87,058
   Redeemed                                        (40,674)        (424,643)         (35,276)        (359,776)
                                             -------------    -------------    -------------    -------------
   Net increase (decrease)                         440,499    $   4,727,201        1,054,443    $  10,550,791
                                             =============    =============    =============    =============
LARGE CAP VALUE FUND
   Sold                                            943,368    $   7,036,906        2,862,676    $  22,924,269
   Issued as reinvestment of dividends                   -                -           33,438          244,189
   Redeemed                                       (250,643)      (1,828,657)      (2,366,284)     (18,060,835)
                                             -------------    -------------    -------------    -------------
   Net increase (decrease)                         692,725    $   5,208,249          529,830    $   5,107,623
                                             =============    =============    =============    =============
EQUITY INDEX FUND CLASS I
   Sold                                            665,042    $   7,468,083          961,983    $  12,023,695
   Issued as reinvestment of dividends                   -                -           65,861          721,177
   Redeemed                                       (661,753)      (7,118,208)      (1,398,421)     (16,555,264)
                                             -------------    -------------    -------------    -------------
   Net increase (decrease)                           3,289    $     349,875         (370,577)   $  (3,810,392)
                                             =============    =============    =============    =============
EQUITY INDEX FUND CLASS II
   Sold                                          2,027,897    $  22,702,057        7,799,054    $ 102,342,173
   Issued as reinvestment of dividends                   -                -          170,161        1,859,859
   Redeemed                                     (1,020,130)     (10,791,542)      (1,610,711)     (19,430,127)
                                             -------------    -------------    -------------    -------------
   Net increase (decrease)                       1,007,767    $  11,910,515        6,358,504    $  84,771,905
                                             =============    =============    =============    =============
EQUITY INDEX FUND CLASS III
   Sold                                            761,635    $   8,200,270          294,010    $   3,519,102
   Issued as reinvestment of dividends                   -                -          167,631        1,828,852
   Redeemed                                       (935,103)     (10,079,237)        (767,033)      (8,917,816)
                                             -------------    -------------    -------------    -------------
   Net increase (decrease)                        (173,468)   $  (1,878,967)        (305,392)   $  (3,569,862)
                                             =============    =============    =============    =============
ENHANCED INDEX CORE EQUITY FUND
   Sold                                            250,175    $   1,816,176          309,634    $   2,551,875
   Issued as reinvestment of dividends                   -                -           13,448           96,830
   Redeemed                                        (69,903)        (498,050)        (114,477)        (928,076)
                                             -------------    -------------    -------------    -------------
   Net increase (decrease)                         180,272    $   1,318,126          208,605    $   1,720,629
                                             =============    =============    =============    =============
GROWTH EQUITY FUND
   Sold                                            306,660    $   1,749,764          772,223    $   5,090,329
   Issued as reinvestment of dividends                   -                -                -                -
   Redeemed                                       (354,342)      (1,979,205)      (3,647,482)     (23,451,434)
                                             -------------    -------------    -------------    -------------
   Net increase (decrease)                         (47,682)   $    (229,441)      (2,875,259)   $ (18,361,105)
                                             =============    =============    =============    =============
OTC 100 FUND
   Sold                                          1,497,803    $   4,202,995        1,687,103    $   5,010,758
   Issued as reinvestment of dividends                   -                -                -                -
   Redeemed                                       (812,877)      (2,288,934)      (2,717,441)      (8,090,519)
                                             -------------    -------------    -------------    -------------
   Net increase (decrease)                         684,926    $   1,914,061       (1,030,338)   $  (3,079,761)
                                             =============    =============    =============    =============
SMALL CAP EQUITY FUND
   Sold                                            707,808    $   6,112,572        4,033,669    $  38,752,010
   Issued as reinvestment of dividends                   -                -           18,417          157,182
   Redeemed                                       (632,204)      (5,396,419)      (2,722,806)     (25,373,163)
                                             -------------    -------------    -------------    -------------
   Net increase (decrease)                          75,604    $     716,153        1,329,280    $  13,536,029
                                             =============    =============    =============    =============
SMALL COMPANY OPPORTUNITIES FUND
   Sold                                            422,466    $   4,347,997        1,373,472    $  14,888,244
   Issued as reinvestment of dividends                   -                -            5,048           51,201
   Redeemed                                       (166,208)      (1,660,170)        (362,594)      (3,675,222)
                                             -------------    -------------    -------------    -------------
   Net increase (decrease)                         256,258    $   2,687,827        1,015,926    $  11,264,223
                                             =============    =============    =============    =============

                                             SIX MONTHS ENDED JUNE 30, 2003     YEAR ENDED DECEMBER 31, 2002
                                                SHARES           AMOUNT           SHARES           AMOUNT
                                             -------------    -------------    -------------    -------------
SMALL CAP GROWTH EQUITY FUND
   Sold                                            398,916    $   3,356,203        1,021,734    $   9,440,406
   Issued as reinvestment of dividends                   -                -                -                -
   Redeemed                                       (344,172)      (2,779,751)      (2,232,444)     (20,202,446)
                                             -------------    -------------    -------------    -------------
   Net increase (decrease)                          54,744    $     576,452       (1,210,710)   $ (10,762,040)
                                             =============    =============    =============    =============
EMERGING GROWTH FUND
   Sold                                            598,589    $   2,261,607        1,205,422    $   5,376,027
   Issued as reinvestment of dividends                   -                -                -                -
   Redeemed                                       (338,823)      (1,194,263)      (1,962,462)      (7,862,287)
                                             -------------    -------------    -------------    -------------
   Net increase (decrease)                         259,766    $   1,067,344         (757,040)   $  (2,486,260)
                                             =============    =============    =============    =============

+ FOR THE PERIOD FROM AUGUST 30, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.

6.   FOREIGN SECURITIES

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7.   FEDERAL INCOME TAX INFORMATION

At June 30, 2003, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

                                                FEDERAL         TAX BASIS        TAX BASIS     NET UNREALIZED
                                              INCOME TAX       UNREALIZED       UNREALIZED      APPRECIATION/
                                                 COST         APPRECIATION     DEPRECIATION    (DEPRECIATION)
                                             -------------    -------------    ------------    --------------
Inflation-Protected Bond Fund                $  15,208,983    $     708,223    $          -    $      708,223
Large Cap Value Fund                            45,742,710        3,207,234      (3,699,125)         (491,891)
Equity Index Fund                              421,527,362       17,588,834     (74,992,759)      (57,403,925)
Enhanced Index Core Equity Fund                 12,293,081          776,873        (909,988)         (133,115)
Growth Equity Fund                              18,781,793        1,544,852        (109,340)        1,435,512
OTC 100 Fund                                     6,859,839          586,499        (337,403)          249,096
Small Cap Equity Fund                           77,024,976       10,352,716      (5,250,315)        5,102,401
Small Company Opportunities Fund                26,334,552        4,067,014      (1,173,525)        2,893,489
Small Cap Growth Equity Fund                    37,341,496        5,681,655      (2,143,285)        3,538,370
Emerging Growth Fund                             5,374,485          961,573        (117,955)          843,618

At December 31, 2002 the following Funds had available, for Federal income tax purposes, unused capital losses:

                                            AMOUNT           EXPIRATION DATE
                                        --------------      -----------------
Large Cap Value Fund                    $        8,346      December 31, 2008
Large Cap Value Fund                         1,160,333      December 31, 2009
Large Cap Value Fund                         2,527,499      December 31, 2010
Equity Index Fund                            6,513,554      December 31, 2010
Enhanced Index Core Equity Fund                285,538      December 31, 2009
Enhanced Index Core Equity Fund              1,054,002      December 31, 2010
Growth Equity Fund                          17,793,819      December 31, 2009
Growth Equity Fund                           7,953,799      December 31, 2010
OTC 100 Fund                                   943,131      December 31, 2009
OTC 100 Fund                                 4,762,508      December 31, 2010
Small Cap Equity Fund                           78,250      December 31, 2006
Small Cap Equity Fund                          626,497      December 31, 2007
Small Cap Equity Fund                          646,698      December 31, 2008
Small Cap Equity Fund                          580,833      December 31, 2010
Small Cap Growth Equity Fund                10,101,072      December 31, 2009
Small Cap Growth Equity Fund                 8,158,841      December 31, 2010
Emerging Growth Fund                         1,049,421      December 31, 2008
Emerging Growth Fund                         4,870,511      December 31, 2009
Emerging Growth Fund                         3,402,428      December 31, 2010

The following Funds elected to defer to January 1, 2003 post-October losses:

                                                                   AMOUNT
                                                                -----------
Large Cap Value Fund                                            $   564,911
Equity Index Fund                                                   404,343
Enhanced Index Core Equity Fund                                     295,468
Growth Equity Fund                                                1,001,844
OTC 100 Fund                                                      2,027,396
Small Cap Equity Fund                                                64,726
Small Company Opportunities Fund                                    601,461
Small Cap Growth Equity Fund                                      2,256,937
Emerging Growth Fund                                                545,136

The following Fund elected to defer January 1, 2003 post-October currency losses:

                                                                   AMOUNT
                                                                   ------
Growth Equity Fund                                                 $  278

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

Massachusetts Mutual Life Insurance Company and affiliates, Springfield, MA 01111-0001

www.massmutual.com

MassMutual Financial Group is a marketing designation (or
fleet name) for Massachusetts Mutual Life Insurance Company
(MassMutual) and its affiliates.                                     L4540A  803

ITEM 2 CODE OF ETHICS.

        Not applicable to this filing.

ITEM 3 AUDIT COMMITTEE FINANCIAL EXPERT.

        Not applicable to this filing.

ITEM 4 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        Not applicable to this filing.

ITEM 5 AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable to this filing.

ITEM 6 [RESERVED]

ITEM 7 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable to this filing.

ITEM 8 [RESERVED]

ITEM 9 CONTROLS AND PROCEDURES.

        (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date").

        (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect internal controls subsequent to the Evaluation Date, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10 (EXHIBITS):

        (a)(1) Code of Ethics Described in Item 2: Not applicable to this filing.

        (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a) are attached hereto as Exhibit 99CERT.302

        (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               MML Series Investment Fund

By (Signature and Title):  /S/ Frederick C. Castellani
                           ---------------------------
                           Frederick C. Castellani, President and
                           Principal Executive Officer

                           Date 8/20/03
                                ------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):  /S/ Frederick C. Castellani
                           -------------------------------------------
                           Frederick C. Castellani, President and
                           Principal Executive Officer

                           Date 8/20/03
                                ------------

By (Signature and Title):  /S/ James S. Collins
                           -------------------------------------------
                           James S. Collins, Treasurer and
                           Principal Financial Officer

                           Date 8/26/03
                                ------------